As filed with the Securities and Exchange Commission on October 13, 2009

1933 Act Registration No. 33-72424

1940 Act Registration No. 811-8194

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	☒
Pre-Effective Amendment No.	☐
Post-Effective Amendment No. 43	☒

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	☒
Amendment No. 44	☒

(Check appropriate box or boxes.)

FINANCIAL INVESTORS TRUST

(Exact name of Registrant as Specified in Charter)

1290 Broadway, Suite 1100

Denver, CO 80203

(Address of principal executive offices) (Zip Code)

Registrant’s Telephone Number, including Area Code: (303) 623-2577

JoEllen L. Legg, Esq., Secretary

Financial Investors Trust

1290 Broadway, Suite 1100

Denver, CO 80203

(Name and Address of Agent of Service)

Copy to:

Peter H. Schwartz, Esq.

Davis Graham & Stubbs LLP

1550 17th Street, Suite 500

Denver, CO 80202

Approximate Date of Proposed Public Offering:  As soon as practicable after the effective date of this Amendment

It is proposed that this filing will become effective (check appropriate box):

☐	immediately upon filing pursuant to paragraph (b)
☐	on (date), pursuant to paragraph (b)
☐	60 days after filing pursuant to paragraph (a) (1)
☒	on October 20, 2009, pursuant to paragraph (a) (1)
☐	75 days after filing pursuant to paragraph (a) (2)
☐	on (date) pursuant to paragraph (a) (2)

If appropriate, check the following box:

☐	This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

The information in this Prospectus (or Statement of Additional Information) is not complete and may be changed.  We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective.  This Prospectus (or Statement of Additional Information) is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

ALPS/GNI LONG-SHORT FUND

CLASS A & I SHARES

PROSPECTUS

October 13, 2009

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these securities or passed upon the accuracy or adequacy of this Prospectus.  Any representation to the contrary is a criminal offense.

An investment in the ALPS/GNI Long-Short Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

ALPS/GNI Long-Short Fund is a series of Financial Investors Trust.

ALPS/GNI LONG-SHORT FUND

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ALPS/GNI LONG-SHORT FUND (the “Fund”)

INVESTMENT OBJECTIVE, STRATEGY & PRINCIPAL RISKS

This section summarizes the Fund’s principal investment strategies and the principal risks of investing.  See “More on the Fund’s Investments and Related Risks” in this Prospectus and the Statement of Additional Information about the Fund’s investments and the risks of investing.

What is the Fund’s Investment Objective?

The Fund seeks to achieve long-term capital appreciation, with an added emphasis on the preservation of capital during unfavorable market conditions.  While there is no assurance that the Fund will achieve its investment objective, it endeavors to do so by following the strategies and policies described in this prospectus.

The Fund’s Board of Trustees (the “Board”) may change this objective or the Fund’s principal investment strategies without a shareholder vote.  The Fund will notify you in writing at least sixty (60) days before making any such change.  If there is a material change to the Fund’s objective or principal investment strategies, you should consider whether the Fund remains an appropriate investment for you.

What are the Fund’s Principal Investment Strategies?

The Fund will, under normal circumstances, pursue its investment objective by taking both long and short positions in domestic and foreign equity securities, including issuers located in emerging markets, without any bias towards any particular style, sector or market capitalization.

The Fund’s sub-adviser, GNI Capital, Inc. (the “Sub-Adviser”), believes that a combination of long and short positions may provide positive returns regardless of market conditions through a complete market cycle and may offer reduced risk.  The Sub-Adviser’s investment process begins with a thorough, top-down analysis of the macro environment for equities that it accomplishes through the examination of various macroeconomic factors that have historically been shown to impact stock market returns. Next, the Sub-Adviser uses a quantitative screening process to objectively identify the most favorable industry groups at that time for long candidates and the least favorable industry groups for short candidates. The Sub-Adviser’s individual security selection is the result of a rigorous evaluation of a company’s fundamentals and various valuation measures.

The allocation between long and short positions is an important element of the investment process.  The Fund does not intend to be market neutral and anticipates that it normally will hold a higher percentage of its assets in long positions than short positions (i.e., the Fund will be “net long”), though this may not always be the case depending on market conditions.

The Sub-Adviser attempts to reduce the risk of major capital loss during unfavorable market conditions.  The Fund may hold significant short positions or significant positions in cash or cash equivalents when the Sub-Adviser may believe the investment climate is, or will become, unfavorable for equity securities. During such periods when the Sub-Adviser perceives the investment climate to be unfavorable, the Sub-Adviser may also attempt to hedge the Fund’s portfolio by using stock index futures, options on stock market indexes or options on individual securities.

To manage its net exposure between long and short positions, the Fund may take long and short positions in instruments that provide exposure to the equity markets, including exchange-traded funds, options, futures and other index-based instruments.

What are the Principal Risks of Investing in the Fund?

The following is a description of the principal risks of the Fund’s portfolio that may adversely affect its net asset value and total return.  There are other circumstances (including additional risks that are not described here) which could prevent the Fund from achieving its investment objective.  It is important to read all of the disclosure information provided and to understand that you may lose money by investing in the Fund.

Long/Short Risk

The value of the Fund’s long portfolio may decrease if the value of an individual company or multiple companies in the portfolio decreases or if the Fund’s portfolio managers are incorrect about their assessment of a company’s intrinsic worth.  The value of the Fund’s long portfolio could also decrease if the stock market goes down, regardless of how well the businesses of individual companies in the portfolio perform.  Conversely, the value of the Fund may be adversely impacted if an individual company or multiple companies in the portfolio that are sold short increases in value or if the stock market goes up, regardless of how the businesses of individual companies in the portfolio perform.  If the value of the Fund’s portfolio decreases, the Fund’s net asset value (NAV) will also decrease, which means if you sell your shares in the Fund you may lose money.

Short Sales Risk

Short sales are speculative transactions and involve special risks.  The Fund will suffer a loss if it sells a security short and the value of the security rises rather than falls. Any loss will be increased by the amount of compensation, interest or dividends and transaction costs the Fund must pay to a lender of the security.  The Fund’s losses are potentially unlimited in a short sale transaction.  The use of short sales may also cause the Fund to have higher expenses than those of other funds.  In addition, due to the investment process of long and short positions, the Fund may be subject to additional transaction costs that may lower the Fund’s returns.  The Fund’s use of short sales may also have a leveraging effect on the Fund’s portfolio.

Leverage Risk

Leverage occurs when the Fund increases its assets available for investment through borrowings or similar transactions.  Because short sales involve borrowing securities and then selling them, the Fund’s short sales effectively leverage the Fund’s assets, from an economic perspective.  The use of leverage may make any change in the Fund’s NAV even greater and thus result in increased volatility of returns.  The Fund’s assets that are segregated in connection with short sales may decrease in value while the short positions are outstanding, which may force the Fund to segregate additional assets.  Leverage can also create interest expense that may lower a Fund’s overall returns.  There is no assurance that a leveraging strategy will be successful.

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Nondiversification Risk

The Fund is classified as nondiversified.  As a result, an increase or decrease in the value of a single security may have a greater impact on the Fund’s NAV and total return.  Being nondiversified may also make the Fund more susceptible to financial, economic, political or other developments that may impact a security.  Although the Fund may from time to time satisfy the requirements for a diversified fund, its nondiversified classification gives the Fund’s portfolio managers more flexibility to hold larger positions in a smaller number of securities than a fund that is classified as diversified.

Derivatives Risk

The Fund may engage in derivative transactions, including but not limited to, futures and options on securities, securities indices or currencies, options on futures, forward currency contracts and interest rate, currency or credit default swaps. The Fund may engage in these transactions to hedge against the economic impact of adverse changes in the market value of portfolio securities because of changes in market prices, currency exchange rates or interest rates, or as a substitute for buying or selling securities, securities indices or currencies.

A derivative contract will obligate or entitle the Fund to deliver or receive an asset or cash payment based on the change in value of one or more securities, currencies or indices.  Even a small investment in derivative contracts can have a large impact on the Fund’s market, currency and interest rate exposure.  Therefore, using derivatives can disproportionately increase losses and reduce opportunities for gains when market prices, currency rates or interest rates are changing.  The Fund may not fully benefit from or may lose money on derivatives if changes in their value do not correspond accurately to changes in the value of the Fund’s holdings.  The other parties to certain derivative contracts present the same types of default and credit risk as issuers of fixed income securities.  Derivatives can also make the Fund less liquid and harder to value, especially in declining markets.  Use of derivatives may increase the amount and affect the timing and character of taxes payable by shareholders.  The Fund will not be required to engage in these transactions even when it would be beneficial to do so and may be unable to enter into appropriate transactions when the manager might wish to do so.

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Non-U.S. Securities Risk

Investments in non-U.S. securities may experience additional risks compared to investments in securities of U.S. companies.  The securities markets of many non-U.S. countries are relatively small, with a limited number of issuers and securities.  Furthermore, non-U.S. taxes also could detract from performance.  Companies based in non-U.S. countries may not be subject to accounting, auditing and financial reporting standards and practices as stringent as those in the United States.  Therefore, their financial reports may present an incomplete, untimely or misleading picture of a non-U.S. company, as compared to the financial reports of U.S. companies.  Nationalization, expropriations or confiscatory taxation, currency blockage, political changes or diplomatic developments can cause the value of the Fund’s investments in a non-U.S. country to decline.  In the event of nationalization, expropriation or other confiscation, the Fund could lose its entire investment in that country.

Emerging Markets Risk

To the extent that the Fund invests in issuers located in emerging markets, the risks associated with non-U.S. securities may be heightened by political changes, changes in taxation or currency controls that could adversely affect the values of these investments.  Emerging markets have been more volatile than the markets of developed countries with more mature economies.

Currency Risk

This is the risk that fluctuations in exchange rates between the U.S. dollar and non-U.S. currencies may cause the value of the Fund’s non-U.S. investments to decline in terms of U.S. dollars.  Additionally, certain of the Fund’s foreign currency transactions may give rise to

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ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency.  See “Taxes” below. Funds that may invest in securities denominated in, or which receive revenues in, non-U.S. currencies are subject to this risk.

Stock Market Risk

The value of equity securities in the Fund will fluctuate and, as a result, the Fund’s share price may decline suddenly or over a sustained period of time.

Managed Portfolio Risk

As an actively managed portfolio, the value of the Fund’s investments could decline because the financial condition of an issuer may change (due to such factors as management performance, reduced demand or overall market changes), financial markets may fluctuate or overall prices may decline, or the manager’s investment techniques could fail to achieve the Fund’s investment objective.

Risks Associated with New Funds

The Fund is newly formed and therefore has no performance history for investors to evaluate.  Also, it is possible that the Fund may invest in securities offered in certain types of transactions (such as private placements) that, because of the Fund’s size, may have a disproportionate impact on the Fund’s performance results.  The Fund would not necessarily have achieved the same performance results if its aggregate net assets had been greater.

Small- to Mid-Capitalization Companies

The Fund may invest in the securities of companies with small- to mid-sized market capitalizations. While the Sub-Adviser believes these investments often provide significant potential for appreciation, those securities, particularly the securities of smaller-capitalization companies, can present higher risks than do investments in securities of larger companies.  Prices of such securities can be more volatile than the securities of larger capitalization firms and can be more thinly traded.  This may result in such securities being less liquid.

The shares offered by this Prospectus are not deposits or obligations of any bank, are not endorsed or guaranteed by any bank and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

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PERFORMANCE

As of the date of this Prospectus, the Fund has not yet commenced operations.  When the Fund has completed a full calendar year of investment operations, this section will include charts that show annual total returns, highest and lowest quarterly returns and average annual total returns (before and after taxes) compared to a benchmark index selected for the Fund.

FEES AND EXPENSES OF THE FUND

The following table describes the shareholder fees and annual fund operating expenses that you may pay if you buy and hold shares of the Fund.  Expense information shown reflects estimated annualized expenses the Fund expects to incur during its initial fiscal year.

	Class A		Class I
Shareholder Fees (Paid Directly From Your Investment)
Maximum Sales Charge (Load)	5.50	%(1)	None
Maximum sales charge on purchases (as a percentage of the offering price)	5.50%		None
Maximum Deferred Sales Charge on Redemptions	1.00	%(2)	None
Redemption Fee (as a percentage of exchange price or amount redeemed)	2.00%		2.00%

Annual Fund Operating Expenses (Expenses That Are Deducted From Fund Assets)
Management Fees	1.30%		1.30%
Distribution and Service (12b-1) Fees*	0.25%		None
Other Expenses**	1.57%		1.57%
Short Sale Dividend Expense***	0.46%		0.46%

Total Annual Fund Operating Expenses	3.58	%(3)	3.33	%(3)

Fee Waiver and Expense Reimbursement	(1.33	)%(3)	(1.33	)%(3)
Net Annual Fund Operating Expenses	2.25	%(3)	2.00	%(3)

* Pursuant to a Distribution and Services (12b-1) Plan, the Fund may pay 12b-1 fees at an annual rate of up to 0.25% of the average daily net asset value of Class A shares.

** “Other Expenses” are based on estimated amounts for the current fiscal year.  Other Expenses may include administrative (networking, omnibus positioning) fees charged by intermediaries with respect to processing orders in Fund shares.

*** “Short Sale Dividend Expenses” are based on estimated amounts for the current fiscal year. Dividends or interest on short sales, which are paid to the lender of borrowed securities, and stock loan fees, which are paid to the prime broker, are considered Short Sale Dividend Expenses. Such expenses will vary depending on the short sale arrangement, whether the securities the Fund sells short pay dividends or interest, and the amount of such dividends or interest. While Short Sale Dividend Expenses include interest and dividends paid out on short positions, as well as stock loan fees, they do not take into account the interest credit the Fund earns on cash proceeds of short sales which serve as collateral for short positions. If Short Sale Dividend Expenses were included within Other Expenses, Other Expenses would increase to 2.03% for Class A and C Shares.

(1) An initial sales charge (load) of up to 5.50% will be applied to Class A share purchases up to $1 million, subject to breakpoint discounts.  See “BUYING AND REDEEMING SHARES — Sales Charge When You Purchase Class A Shares.”  If you invest $1 million or more, either as a lump sum or through the Fund’s accumulation or letter of intent programs, you can purchase Class A shares without an initial sales charge (load); however, a Contingent Deferred Sales Charge (“CDSC”) of 1.00% may apply to shares redeemed within the first 12 months after a purchase in excess of $1 million. See “BUYING AND REDEEMING SHARES — Contingent Deferred Sales Charge.”

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(2) A CDSC of 1.00% may apply to shares redeemed within the first 12 months after a purchase in excess of $1 million.  See section titled “BUYING AND REDEEMING SHARES — Contingent Deferred Sales Charge.”

(3) ALPS Advisors, Inc. (the “Adviser”) has given a contractual agreement to the Fund to limit the amount of the Fund’s total annual expenses, exclusive of Distribution and Service (12b-1) Fees, Acquired Fund Fees and Expenses, brokerage expenses, interest expense, taxes and extraordinary expenses, to 2.00% of the Fund’s average daily net assets.  This agreement is in effect through October 31, 2010 and is reevaluated on an annual basis. Without this agreement, expenses could be higher.  The Adviser will be permitted to recover, on a class-by-class basis, expenses it has borne through the agreement described above to the extent that the Fund’s expenses in later periods fall below the annual rates set forth in the relevant agreement.  The Fund will not be obligated to pay any such deferred fees and expenses more than one year after the end of the fiscal year in which the fee and expense was deferred.

Example

This example helps you compare the costs of investing in the Fund with the cost of investing in other mutual funds.  The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The example also assumes that your investment has a 5% return each year, you reinvest all dividends and capital gains distributions and that the Fund’s operating expenses remain the same.  After one year, the Example does not take into consideration any agreement by the Adviser and Sub-Adviser to waive fees.  Although your actual costs may be higher or lower, based on these assumptions your cost would be:

Number of Years You Own Your Shares	1 YEAR	3 YEARS

Class A Shares	$878	$1,524
Class I Shares	$203	$900

You would pay the following expenses if you did not redeem your shares:

Class A Shares	$778	$1,524
Class I Shares	$203	$900

The example does not reflect sales charges (loads) on reinvested dividends and other distributions.  If these sales charges (loads) were included, your costs would be higher.

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MORE ON THE FUND’S INVESTMENTS AND RELATED RISKS

The Fund’s investment objective and its principal investment strategies and risks are described under “INVESTMENT OBJECTIVE, STRATEGY & PRINCIPAL RISKS.”  This section provides additional information about the Fund’s investment strategies and certain portfolio management techniques the Fund may use, as well as the types of investments and other investment strategies and risks that may affect the Fund’s portfolio.  Additional information about some of these investment strategies and portfolio management techniques and their associated risks is included in the Fund’s Statement of Additional Information (“SAI”), which is available without charge upon request (see back cover).

What are the Fund’s Principal Investment Strategies?

The Fund will, under normal circumstances, pursue its investment objective by taking both long and short positions in domestic and foreign equity securities without any bias towards any particular style, sector or market capitalization.

The Fund’s sub-adviser, GNI Capital, Inc. (the “Sub-Adviser”), believes that a combination of long and short positions may provide positive returns regardless of market conditions through a complete market cycle and may offer reduced risk. The Sub-Advisor’s investment process begins with a thorough, top-down analysis of the macro environment for equities that it accomplishes through the examination of various macroeconomic factors that have historically been shown to impact stock market returns. Next, the Sub-Adviser uses a quantitative screening process to objectively identify the most favorable industry groups at that time for long candidates and the least favorable industry groups for short candidates.

The Fund buys long securities that the portfolio managers believe will go up in price and sells short securities the portfolio managers believe will go down in price or will underperform existing long positions while mitigating certain risk factors.  The Sub-Advisor’s individual security selection is the result of a rigorous evaluation of a company’s fundamentals and various valuation measures. The portfolio managers attempt to identify future catalysts that could lead to a systemic change in a company’s business or in its valuation. Change can come in many varieties, including, for example, company-specific catalysts like new product launches, new management teams, or geographic expansion.  The portfolio managers will target short positions in companies experiencing adverse changes such as a degradation of competitive position, loss of a key product, changes in financial condition, declining growth rates, or share prices that reflect unrealistic expectations of the company’s future opportunities.  The Fund may sell a long holding or cover a short position if, among other things, the company fundamentals fail to meet the portfolio managers’ expectations, catalysts for change within the company are realized, the portfolio managers believe that the broad market might experience a large directional move, or if the portfolio managers find a better investment opportunity.

The allocation between long and short positions is an important element of the investment process.  The Fund does not intend to be market neutral and anticipates that it normally will hold a higher percentage of its assets in long positions than short positions (i.e., the Fund will be “net long”), though this may not always be the case depending on market conditions.

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The Fund may hold significant short positions or significant positions in cash or cash equivalents when the Sub-Adviser may believe the investment climate is, or will become, unfavorable for equity securities.  During such periods when the Sub-Adviser perceives the investment climate to be unfavorable, the Sub-Adviser may also attempt to hedge the Fund’s portfolio by using stock index futures, options on stock market indexes or options on individual securities.

To manage its net exposure between long and short positions, the Fund may take long and short positions in instruments that provide exposure to the equity markets, including exchange-traded funds, options, futures and other index-based instruments.

A short position is one where the Fund has sold at the current market price a security that it does not own in anticipation of a decline in the market value of the security.  To complete a short sale, the Fund must borrow the security to make delivery to the buyer.  The Fund then is obligated to replace the borrowed security by purchasing the security at the market price at the time of replacement.  The price at such time may be more or less than the price at which the security was sold by the Fund.  Until the borrowed security is replaced, the Fund is required to pay to the lender amounts equal to any dividends or interest that accrue during the period of the loan.  To borrow the security, the Fund also may be required to pay a premium to the lender, which would increase the cost of the security sold.  The proceeds of the short sale will be retained by the broker to the extent necessary to meet margin requirements, until the short position is closed out.

Until the Fund closes its short position or replaces the borrowed security, the Fund will designate liquid assets it owns (other than the short sale proceeds) as segregated assets in an amount equal to its obligation to purchase the securities sold short, as required by the Investment Company Act of 1940, as amended (the “1940 Act”).  The amount segregated in this manner will be increased or decreased each business day equal to the change in market value of the Fund’s obligation to purchase the security sold short.  If the lending broker requires the Fund to deposit additional collateral (in addition to the short sales proceeds that the broker holds during the period of the short sale), which may be as much as 50% of the value of the securities sold short, the amount of the additional collateral may be deducted in determining the amount of cash or liquid assets the Fund is required to segregate to cover the short sale obligation pursuant to the 1940 Act.  The amount segregated must be unencumbered by any other obligation or claim other than the obligation that is being covered.  The Fund believes that short sale obligations that are covered, either by an off setting asset or right (acquiring the security sold short or having an option to purchase the security sold short at exercise price that covers the obligation), or by the Fund’s segregated asset procedures (or a combination thereof), are not senior securities under the 1940 Act and are not subject to the Fund’s borrowing restrictions.  This requirement to segregate assets limits the Fund’s leveraging of its investments and the related risk of losses from leveraging.  The Fund also is required to pay the lender of the security any dividends or interest that accrues on a borrowed security during the period of the loan.  Depending on the arrangements made with the broker or custodian, the Fund may or may not receive any payments (including interest) on collateral it has deposited with the broker.

The Fund may borrow money from banks to the extent permitted by the 1940 Act, including for investment purposes.  Such borrowings may be on a secured or unsecured basis at fixed or variable rates of interest.  The 1940 Act requires the Fund to maintain continuous asset coverage

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of not less than 300% with respect to all borrowings that are considered “senior securities” (generally borrowings other than for temporary or emergency purposes).  This allows the Fund to borrow from banks up to one-third of its total assets (including the amount borrowed).  If such asset coverage should decline to less than 300% due to market fluctuations or other reasons, the Fund may be required to dispose of some of its portfolio holdings within three days in order to reduce the Fund’s debt and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to dispose of assets at that time.  The Fund’s short sales and related margin requirements may reduce the ability of the Fund to borrow money.

Within the parameters of its specific investment policies, the Fund may invest in foreign equity and debt securities, which may include investments in emerging markets.

Within the parameters of its specific investment policies, the Fund may invest its assets in derivatives.  The Fund may use derivatives for different purposes, including hedging (offset risks associated with an investment or market conditions) and to earn income and enhance returns.

What are the Principal Securities in Which the Fund Invests?

Equity Securities

Equity securities are securities which signify ownership interest in a corporation and represent a claim on part of the corporation’s assets and earnings.  Equity securities may include common stocks, preferred stocks, convertible securities, equity interest in non-U.S. investments or trusts, depositary receipts, equity interests in publicly traded limited partnerships/units and other equity investments.  The Fund may invest in equity or equity-related securities and equipment lease certificates, equipment trust certificates and conditional sales contracts, or limited partnership interests.

Foreign Securities

The Fund may invest directly in foreign securities denominated in a foreign currency and not publicly traded in the United States including issuers located in emerging markets.  Other ways of investing in foreign securities include depositary receipts or shares and passive foreign investment companies.

Derivative Securities

The Fund may invest in options, futures, forwards, swap agreements participation notes and other types of derivatives individually or in combination for hedging purposes or for non-hedging purposes such as seeking to enhance return.  Such techniques may also be used to gain exposure to the market pending investment of cash balances or to meet liquidity needs.

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Portfolio Turnover

The Fund may engage in short-term trading.  This means that the Fund may buy a security and sell that security a short period of time after its purchase to realize gains if the portfolio manager believes that the sale is in the best interest of the Fund (for example, if the portfolio manager believes an alternative investment has greater growth potential.  This activity will increase the Fund’s portfolio turnover rate and generate higher transaction costs due to commissions or dealer mark-ups and other expenses that would reduce the Fund’s investment performance.  In addition, a high level of short-term trading may increase the amount of taxable distributions to shareholders that would reduce the after-tax returns of the Fund, and in particular may generate short-term capital gains that when distributed to shareholders are taxed at ordinary income tax rates.

Cash Position

The Fund may not always stay fully invested.  For example, when the portfolio manager believes that market conditions are unfavorable for profitable investing, or when he is otherwise unable to locate attractive investment opportunities, the Fund’s cash or similar investments may increase. In other words, cash or similar investments generally are a residual — they represent the assets that remain after the Fund has committed available assets to desirable investment opportunities.  When the Fund’s investments in cash or similar investments increase, it may not participate in market advance or declines to the same extent that it would if the Fund remained more fully invested.

What are the Non-Principal Strategies of the Fund?

Unless otherwise stated within its specific investment policies, the Fund may also invest in other types of domestic and foreign securities and use other investment strategies.  These securities and strategies are not principal investment strategies of the Fund.  If successful, they may benefit the Fund by earning a return on the Fund’s assets or reducing risk; however, they may not achieve the Fund’s objective.  These securities and strategies may include:

•                  debt securities;

•                  indexed/structured securities;

•                  securities lending;

•                  high-yield/high risk bonds; and

•                  securities purchased on a when-issued, delayed delivery or forward commitment basis.

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Exchange Traded Funds

The Fund may invest in shares of ETFs and other similar instruments if the investment manager chooses to adjust the Fund’s exposure to the general market or industry sectors and to manage the Fund’s risk exposure.  ETFs differ from traditional index funds in that their shares are listed on a securities exchange and can be traded intraday.  ETF shares are shares of exchange traded investment companies that are registered under the 1940 Act and hold a portfolio of common stocks designed to track the performance of a particular index.  Limitations of the 1940 Act may prohibit the Fund from acquiring more than 3% of the outstanding shares of certain ETFs.  Instruments that are similar to ETFs represent beneficial ownership interests in specific “baskets” of stocks of companies within a particular industry sector or group.  These securities may also be exchange traded, but unlike ETFs, the issuers of these securities are not registered as investment companies.

The portfolio manager may decide to purchase or sell short ETF shares or options on ETF shares for the same reasons it would purchase or sell (and as an alternative to purchasing or selling) futures contracts — to obtain exposure to the stock market or a particular segment of the stock market, or to hedge the Fund’s portfolio against such exposures.  Depending on the market, the holding period and other factors, the use of ETF shares and options thereon can be less costly than the use of index options or stock index futures.  In addition, ETF shares and options thereon can typically be purchased in smaller amounts than are available for futures contracts and can offer exposure to market sectors and styles for which there is no suitable or liquid futures contract.

Illiquid Investments

The Fund may invest up to 15% of its net assets in illiquid investments.  An illiquid investment is a security or other position that cannot be disposed of quickly in the normal course of business (within seven days).  For example, some securities are not registered under U.S. securities laws and cannot be sold to the U.S. public because of SEC regulations (these are known as “restricted securities”).  Under procedures adopted by the Fund’s Board, certain restricted securities may be deemed liquid and will not be counted toward this 15% limit.

Temporary Defensive Investments

The Fund may depart from its principal investment strategies in response to adverse market, economic or political conditions by taking temporary defensive positions in short-term debt securities, cash and cash equivalents. Under such circumstances, the Fund may not achieve its investment objective.

Master/Feeder Structure

In lieu of investing directly, the Fund may seek to achieve its investment objective by converting to a master/feeder structure pursuant to which the Fund would invest all of its investable assets in an investment company having substantially the same investment objective and policies as the Fund.  The master/feeder structure is an arrangement that allows several investment companies with different shareholder-related features or distribution channels, but having substantially the same investment objectives, policies and restrictions, to invest all of their assets in the same portfolio instead of managing them separately, thereby achieving certain economies of scale.  The Fund’s SAI contains more information about the possible conversion to a master/feeder structure.

Investment Limitations

Except with respect to the illiquid investment restrictions set forth above, all limitations on Fund investments listed in this Prospectus will apply at the time of investment.  The Fund would not

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violate these limitations unless an excess or deficiency occurs or exists immediately after and as a result of an investment.  Unless otherwise indicated, references to assets in the percentage limitations on the Fund’s investments refer to total assets.

What are the Non-Principal Risks of Investing in the Fund?

Exchange Traded Funds Risk

The Fund effects short sales of ETF shares for hedging and speculating purposes that involves certain risks.  A short sale involves the sale of ETF shares that the Fund does not own in anticipation of purchasing those shares in the future at a lower price.  If the price of an ETF’s shares sold short declines (in an amount exceeding transaction costs), the Fund will realize a gain from the transaction.  Conversely, if the price of the shares sold short increases, the Fund will realize a loss.  The amount of this loss, in theory, is unlimited because there is no limit on the possible increase in market price of the securities sold short.  For this reason short selling is considered to be a speculative practice.

The Fund’s investment in ETFs that are financially leveraged may create an opportunity for greater total return on its investment, but at the same time may be expected to exhibit more volatility in market price and net asset value than an investment in shares of investment companies without a leveraged capital structure. In addition, due to the compounding of daily returns, leveraged ETFs might not track their intended benchmark over longer periods of time.

Credit Risk

The companies in which the Fund may invest may have their credit rating downgraded, fail financially or be unwilling or unable to make timely payments of interest or principal, thereby reducing the value of the Fund’s portfolio and its income.

Liquidity and Valuation Risk

Certain of the Fund’s investments may be exposed to liquidity risk due to low trading volume, lack of a market maker or legal restrictions limiting the ability of the Fund to sell particular securities at an advantageous price and/or time.  As a result, these securities may be more difficult to value.  Derivatives and securities that involve substantial interest rate or credit risk tend to involve greater liquidity risk.  In addition, liquidity and valuation risk tends to increase to the extent the Fund invests in securities whose sale may be restricted by law or by contract, such as Rule 144A securities and foreign securities, particularly those of issuers located in emerging markets.

Securities Lending Risk

The Fund may lend a portion of its portfolio securities to brokers, dealers and other financial institutions provided a number of conditions are satisfied, including that the loan is fully collateralized.  Please see “Investment Strategies” in the Fund’s SAI for details.  When the Fund lends portfolio securities, its investment performance will continue to reflect changes in the value of the securities loaned, and the Fund will also receive a fee or interest on the collateral.  Securities lending involves the risk of loss of rights in the collateral or delay in recovery of the collateral if the borrower fails to return the security loaned or becomes insolvent.  The Fund may pay lending fees to the party arranging the loan.

Although voting rights or rights to consent with respect to the loaned securities pass to the borrower, the Fund, as the lender, retains the right to call the loans and obtain the return of the securities loaned at any time on reasonable notice, and it will attempt to do so in order that the securities may be voted by the Fund if the holders of such securities are asked to vote upon or consent to matters which the manager believes materially affect the investment; however, the Fund may not be able to recall the securities in time for the Fund to be the owner on the record date for determining shareholders entitled to vote or consent on the matter.  The Fund may also call such loans in order to sell the securities involved.

Disclosure of Portfolio Holdings

The Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio

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securities are described in the Fund’s SAI.

MANAGEMENT

ALPS Advisors, Inc. (the “Adviser”), subject to the authority of the Fund’s Board of Trustees, is responsible for the overall management and administration of the Fund’s business affairs.  The Adviser commenced business operations in December 2006 upon the acquisition of an existing investment advisory operation and is registered with the Securities and Exchange Commission as an investment adviser.  The Adviser’s principal address is 1290 Broadway, Suite 1100, Denver, Colorado 80203.

The Adviser has delegated daily management of Fund assets to GNI Capital, Inc. (the “Sub-Adviser” or “GNI Capital”), who is paid by the Adviser and not the Fund.  The Sub-Adviser is engaged to manage the investments of the Fund in accordance with its investment objective, policies and limitations and investment guidelines established by the Adviser and the Board.  GNI Capital is a long/short equity investment management firm that provides investment management services to institutional clients including mutual fund sponsors, trust companies, investment advisory firms, corporate retirement plans and family offices, as well as high-net worth investors. The Sub-Adviser’s principal address is 124 Verdae Boulevard, Suite 504, Greenville, South Carolina 29607.

Pursuant to the Investment Advisory Agreement (the “Advisory Agreement”), the Fund pays the Adviser an annual management fee of 1.30% based on the Fund’s average daily net assets.  The management fee is paid on a monthly basis.  The Adviser pays the Sub-Adviser an annual sub-advisory management fee as follows:

(i)            0.85% based on the Fund’s average net assets between $0 - $10 million; and

(ii)             0.65% based on the Fund’s average net assets over $10 million.

The sub-advisory management fee is paid on a monthly basis.  The Adviser is required to pay all fees due to the Sub-Adviser out of the management fee the Adviser receives from the Fund.  The initial term of the Advisory Agreement is two years.  The Board may extend the Advisory Agreement for additional one-year terms.  The Board, shareholders of the Fund or the Adviser may terminate the Advisory Agreement upon sixty (60) days notice.  A discussion regarding the basis for the Board’s approval of the Fund’s Advisory Agreement and Sub-Advisory Agreement will be provided in the Fund’s semi-annual report to shareholders for the period ending April 30, 2010.

Prior Performance of Similar Accounts Managed by GNI Capital

GNI Capital began maintaining a composite of similarly managed accounts using this strategy on January 1, 1999.  This composite and the Fund have substantially similar investment objectives, polices and strategies.  The information for the composite is provided to show GNI Capital’s past performance in managing the composite, as measured against a specified market index.  The performance of the composite does not represent the historical performance of the Fund and should not be considered indicative of future performance of the Fund. Results may differ because of, among other things, differences in brokerage commissions, account expenses, including management fees, the size of positions taken in relation to account size and diversification of securities, timing of purchases and sales, and availability of cash for new investments. In addition, the accounts included in the composite are not subject to certain investment limitations, diversification or other restrictions imposed by the 1940 Act and the Internal Revenue Code of 1986, as amended (“Code”) which, if applicable, may have adversely affected the performance results of the composite. The results for different periods may vary. All of GNI Capital’s substantially similar accounts that have substantially similar investment objectives, policies and strategies as the Fund are included in the composite returns presented below with the exception of wrap-fee accounts. GNI composite performance results are expressed in U.S. dollars.  The performance is shown both gross and net of the expenses charged by GNI Capital to its clients included in the composite. It has not been adjusted to reflect the higher expenses of the Fund. If the Fund’s higher expenses were reflected, the composite performance presented would be lower. The composite portfolio’s rate of return includes realized and unrealized gains plus income, including accrued income. Returns from cash and cash equivalents in the composite are included in the performance calculations, and the cash and cash equivalents are included in the total assets on which the performance is calculated. The performance information is calculated in accordance with Global Investment Performance Standards (GIPS®). GNI Capital, Inc. has been verified for the periods January 1, 1998 to March 31, 2009 by Dabney Investment Consulting Associates, Inc.  A copy of the verification report, as well as a complete list and description of all GNI Capital’s composites and/or a presentation that adheres to the GIPS standards are available upon request. This method of calculating performance differs from the SEC’s standardized methodology to calculate mutual fund performance and may result in a total return that may be higher than that derived from the standardized methodology.

6/30/2009	Gross	Net	S&P 1500(1)
1 Year	-21.38%	-21.80%	-26.31%
3 Year *	-7.56%	-8.27%	-8.20%
5 Year *	-2.00%	-2.89%	-1.95%
10 Year *	4.76%	3.87%	-1.50%
Inception (01/01/99) *	7.09%	6.23%	-0.38%

* Returns greater than one year are annualized.

	Gross	Net	S&P 1500(1)
1999	54.72%	54.72%	20.24%
2000	40.02%	39.31%	-6.96%
2001	4.53%	3.40%	-10.63%
2002	-17.83%	-18.53%	-21.30%
2003	27.69%	26.43%	29.57%
2004	7.78%	6.65%	11.79%
2005	2.19%	1.06%	5.65%
2006	-3.53%	-4.72%	15.38%
2007	9.29%	8.34%	5.53%
2008	-24.07%	-24.43%	-36.70%
2009 *	-1.98%	-2.27%	3.49%

* As of June 30, 2009

(1) The S&P 1500, or S&P 1500 Composite Index, is a stock market index of US stocks made by Standard & Poor's. It includes all stocks in the S&P 500, S&P 400, and S&P 600.

THE PORTFOLIO MANAGERS

The portfolio managers are primarily responsible for the day-to-day operation of the Fund. Each of the persons listed below has served as the applicable Fund’s portfolio manager since the Fund’s inception.  The Fund’s portfolio managers collectively arrive at investment decisions.

More information about each manager’s compensation, other accounts managed by each

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manager and each manager’s ownership of securities in the Fund is included in the SAI.

PORTFOLIO MANAGER	PAST 5 YEARS’ BUSINESS EXPERIENCE
Charles L. Norton, CFA

Portfolio manager of the Fund; born 1974, is a Principal of GNI Capital, 1999-Present. He is responsible for portfolio management and investment research for all of the company’s managed assets. In addition, he is a regular contributor for RealMoney.com, a financial website published by the TheStreet.com, and a frequent guest on CNBC and Bloomberg Television. Previously, Mr. Norton had been a Vice President in the Equity Research Department of Gotham Capital Management, a New York-based hedge fund firm, where he also managed separate long/short equity accounts. Prior to his experience on the buy side, Mr. Norton worked in the investment banking division of Smith Barney. Mr. Norton has a Bachelor of Science in Management degree in Finance from Tulane University’s A.B. Freeman School of Business, and is a CFA charterholder. He is a member of the CFA Institute and the CFA Society of Dallas-Fort Worth.

Allen R. Gillespie, CFA

Portfolio manager of the Fund; born 1972, is a Principal of GNI Capital, 1997-Present. He is responsible for portfolio management and investment research for all of the company’s managed assets. He also serves as a South Carolina Retirement System Investment Commissioner. Mr. Gillespie contributes commentary to RealMoney.com, a member of TheStreet.com’s family of financial websites. Previously, Mr. Gillespie was a Registered Representative at Robinson-Humphrey and Smith Barney from 1995 to 1997. In 1997, he began managing private client portfolios, and founded and managed the Blue Ridge Total Return Fund, which was sold in 1999. In addition to his advisory work, Mr. Gillespie provided independent research to a New York-based hedge fund firm. Mr. Gillespie graduated cum laude from Washington & Lee University with a Bachelor of Arts degree in Economics and he has been granted the Chartered Financial Analyst designation.

ADMINISTRATOR, DISTRIBUTOR AND TRANSFER AGENT

Administrator

Pursuant to a Fund Accounting and Administration Agreement, ALPS Fund Services, Inc.(an affiliate of ALPS Distributors, Inc. and the Adviser) (“ALPS” or the “Administrator”), with principal offices at 1290 Broadway, Suite 1100, Denver, Colorado 80203, serves as administrator

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to the Fund.  As Administrator, ALPS has agreed to:  assist in maintaining the Fund’s office; furnish the Fund with clerical and certain other services required by them; compile data for and prepare notices and semi-annual reports to the Securities and Exchange Commission; calculate the Fund’s daily NAV; prepare any reports that are required by the securities, investment, tax or other laws and regulations of the United States; prepare filings with state securities commissions; coordinate federal and state tax returns; monitor the Fund’s expense accruals; monitor compliance with the Fund’s investment policies and limitations; and generally assist in the Fund’s operations.

The table below provides the administrative fee to be paid by the Fund to ALPS pursuant to the Fund Accounting and Administration Agreement:

Annual Administrative Fee billed monthly, in the amount of:

(i)                8 basis points of Fund’s average net assets between $0 - $500 million; and

(ii)             6 basis points of Fund’s average net assets between $500 million - $1 billion; and

(iii)          4 basis points of Fund’s average net assets over $1 billion.

Distributor

ALPS Distributors, Inc. (an affiliate of ALPS and the Adviser) (“ADI” or the “Distributor”), with principal offices at 1290 Broadway, Suite 1100, Denver, Colorado 80203, acts as the distributor of the Fund’s shares pursuant to a Distribution Agreement with the Trust.  Shares are sold on a continuous basis by ADI as agent for the Fund, and ADI has agreed to use its best efforts to solicit orders for the sale of Fund shares, although it is not obliged to sell any particular amount of shares.  ADI is not entitled to any compensation for its services as Distributor.  ADI is registered as a broker-dealer with the Securities and Exchange Commission.

Transfer Agent

ALPS, pursuant to a Transfer Agency and Service Agreement, serves as Transfer Agent for the Fund.  As transfer agent, ALPS has, among other things, agreed to:  issue and redeem shares of the Fund; make dividend and other distributions to shareholders of the Fund; effect transfers of shares; mail communications to shareholders of the Fund, including account statements, confirmations and dividend and distribution notices; facilitate the electronic delivery of shareholder statements and reports; and maintain shareholder accounts.  Under the Transfer Agency and Service Agreement, ALPS receives from the Trust an annual minimum fee, a fee based upon the number of shareholder accounts and is also reimbursed for out-of-pocket expenses.

BUYING, EXCHANGING AND REDEEMING SHARES

Classes of Shares

The Fund currently offers two classes of shares — Class A and Class I shares.  Each share class of the Fund represents an investment in the same portfolio of securities, but each share class has its

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own sales charge and expense structure, allowing you to choose the class that best meets your situation. When you purchase shares of the Fund, you must choose a share class.

Factors you should consider in choosing a class of shares include:

•                  how long you expect to own the shares;

•                  how much you intend to invest;

•                  total expenses associated with owning shares of each class; and

•                  whether you qualify for any reduction or waiver of sales charges (for example, Class A shares may be a less expensive option over time if you qualify for a sales charge reduction or waiver).

Class A shares are generally available only in connection with investments through retirement plans, broker-dealers, bank trust departments, financial advisors and other financial intermediaries.

Class I shares are offered only through the following types of financial intermediaries and to certain institutional investors. Class I shares are offered through financial intermediaries (including, but not limited to, broker-dealers, retirement plans, bank trust departments and financial advisers) who do not require payment from the Fund or its service providers for the provision of distribution, administrative or shareholder retention services, except for networking and/or omnibus account fees. Institutional investors may include, but are not limited to, corporations, retirement plans, public plans and foundations/endowments. Class I shares are not offered directly to individual investors.

Not all financial intermediaries offer all classes. Each investor’s financial considerations are different. You should speak with your financial advisor to help you decide which share class is best for you.  If your financial advisor offers more than one class of shares, you should carefully consider which class of shares to purchase.  Certain classes have higher expenses than other classes, which may lower the return on your investment.

Distribution and Services (12b-1) Plan for Class A Shares

The Fund has adopted a Distribution and Services Plan (the “Plan”) for its Class A shares.  The Plan has been adopted pursuant to Rule 12b-1 of the 1940 Act.

The Plan allows the Fund to use its Class A assets to pay fees in connection with the distribution and marketing of the Class A shares and/or the provision of shareholder services to Class A shareholders.  The Plan permits payment for services in connection with the administration of plans or programs that use Class A shares as their funding medium and for related expenses.

The Plan permits the Fund to use its Class A assets to make total payments at an annual rate of up to 0.25% of the Fund’s average daily net assets attributable to its Class A shares.  Because these fees are paid out of the Class A assets on an ongoing basis, over time they will increase the cost of an investment in Class A shares, and Plan fees may cost an investor more than other types of sales charges.

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The Adviser, Sub-Adviser and/or their affiliates may also make payments for distribution and/or shareholder servicing activities out of their own resources.  The Adviser or Sub-Adviser may also make payments for marketing, promotional or related expenses to dealers.  The amount of these payments is determined by the Adviser or Sub-Adviser and may be substantial.  These payments are often referred to as “revenue sharing payments.”  The recipients of such payments may include the Distributor, other affiliates of the Adviser, Sub-Adviser, broker-dealers, financial institutions, plan sponsors and administrators and other financial intermediaries through which investors may purchase shares of the Fund.  In some circumstances, such payments may create an incentive for an intermediary or its employees or associated persons to recommend or sell shares of the Fund to you, rather than shares of another mutual fund.  Please contact your financial intermediary or plan administrator or sponsor for details about revenue sharing payments it may receive.

Administrative Fees (Networking, Omnibus Positioning Fee)

Certain intermediaries may charge networking, omnibus account or other administrative fees with respect to transactions in shares of the Fund.  Transactions may be processed through the NSCC or similar systems or processed on a manual basis.  These fees are paid by the Fund to the Distributor, which uses such fees to reimburse intermediaries.  In the event an intermediary receiving payments from the Distributor on behalf of the Fund converts from a networking structure to an omnibus account structure or otherwise experiences increased costs, fees borne by the Fund may increase.

Investment Minimums

The minimum investment in Class A shares is $500 for tax-deferred accounts and $2,500 for other accounts.  Investors generally may meet the minimum investment amount by aggregating multiple accounts within the Fund.

The minimum investment in Class I shares is $1,000,000.

There is no subsequent investment minimum.

The Fund reserves the right to waive or change minimum and additional investment amounts.  For accounts sold through financial intermediaries, it is the primary responsibility of the financial intermediary to ensure compliance with investment minimums.

Buying Shares

In order to buy, redeem or exchange shares at that day’s price, you must place your order with the Fund or its agent before the New York Stock Exchange (“NYSE”) closes (normally, 4 p.m. Eastern time).  If the NYSE closes early, you must place your order prior to the actual closing time.  Orders received by financial intermediaries prior to the close of trading on the NYSE will be confirmed at the offering price computed as of the close of the trading on the NYSE.  It is the responsibility of the financial intermediary to insure that all orders are transmitted in a timely

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manner to the Fund.  Otherwise, you will receive the next business day’s price.

Investors may not purchase, exchange or redeem shares of the Fund directly.  Shares may be purchased, exchanged or redeemed only through retirement plans, broker-dealers, bank trust departments, financial advisers or other financial intermediaries.  Shares made available through full service broker-dealers may be available through wrap accounts under which such broker-dealers impose additional fees for services connected to the wrap account.  Contact your financial intermediary or refer to your plan documents for instructions on how to purchase, exchange or redeem shares.

With certain limited exceptions, the Fund is available only to U.S. citizens or residents.

Sales Charge When You Purchase Class A Shares

The following table lists the sales charges that will be applied to your Class A share purchase, subject to the breakpoint discounts indicated in the tables and described below.

Purchase Amount	Sales Charge as a Percentage of Offering Price	Dealer Concession as a Percentage of Offering Price
Less than $50,000	5.50%	4.75%
$50,000 but less than $100,000	4.50%	3.75%
$100,000 but less than $250,000	3.50%	2.75%
$250,000 but less than $500,000	2.50%	2.00%
$500,000 but less than $1 million	2.00%	1.60%
$1 million or greater*	0.00%	0.00%

*A CDSC of 1.00% may apply to shares redeemed within the first 12 months after a purchase in excess of $1 million.  See section titled “Contingent Deferred Sales Charge” below.

Qualifying for a Reduction or Waiver of Fund Shares Sales Charge

You may be able to lower your Class A initial sales charge under certain circumstances.  You can combine Class A shares you already own with your current purchase of Class A shares to take advantage of the breakpoints in the sales charge schedule as set forth above.  Certain circumstances under which you may combine such ownership of shares and purchases are described below.  Contact your financial intermediary for more information.

In order to obtain a sales charge discount, you should inform your financial intermediary of other accounts in which there are Fund holdings eligible to be aggregated to meet a sales charge breakpoint.  These other accounts may include the accounts described below in “Aggregating Accounts.”  You may need to provide documents such as account statements or confirmation statements to prove that the accounts are eligible for aggregation.  The Letter of Intent described below requires historical cost information in certain circumstances.  You should retain records necessary to show the price you paid to purchase Fund shares, as the Fund, its agents or your financial intermediary may not retain this information.

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The Fund may waive Class A sales charges on investor purchases including shares purchased by:

•                  Officers, directors, trustees and employees of the Adviser, the Sub-Adviser and their respective affiliates;

•                  Registered representatives and employees of financial intermediaries with a current selling agreement with the Distributor or the Adviser;

•                  Immediate family members of all such persons as described above; and

•                  Financial intermediary supermarkets and fee-based platforms.

Right of Accumulation

You may purchase Class A shares at a reduced initial sales charge determined by aggregating the dollar amount of the new purchase (measured by the offering price) and the total prior days net asset value (net amount invested) of all Class A shares of the Fund and of certain other classes then held by you, or held in accounts identified under “Aggregating Accounts,” and applying the sales charge applicable to such aggregate amount.  In order to obtain such discount, you must provide sufficient information to your financial intermediary at the time of purchase to permit verification that the purchase qualifies for the reduced sales charge.  The right of accumulation is subject to modification or discontinuance at any time with respect to all shares purchased thereafter.

Letter of Intent

You may obtain a reduced initial sales charge on Class A shares by signing a Letter of Intent indicating your intention to purchase $50,000 or more of Class A shares over a 13-month period.  The term of the Letter of Intent will commence upon the date you sign the Letter of Intent.  You must refer to such Letter when placing orders.  With regard to a Letter of Intent, the amount of investment for purposes of applying the sales load schedule includes (i) the historical cost (what you actually paid for the shares at the time of purchase, including any sales charges) of all Class A shares acquired during the term of the Letter of Intent, minus (ii) the value of any redemptions of Class A shares made during the term of the Letter of Intent.  Each investment made during the period receives the reduced sales charge applicable to the total amount of the investment goal.  A portion of shares purchased may be held in escrow to pay for any sales charge that may be applicable.  If the goal is not achieved within the period, you must pay the difference between the sales charges applicable to the purchases made and the charges previously paid, or an appropriate number of escrowed shares will be redeemed.  Please contact your financial intermediary to obtain a Letter of Intent application.

Aggregating Accounts

To take advantage of lower Class A shares initial sales charges on large purchases or through the exercise of a Letter of Intent or right of accumulation, investments made by you, your spouse and your children under age 21 may be aggregated if made for your own account(s) and/or certain other accounts such as:

•                  trust accounts established by the above individuals (or the accounts of the primary

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beneficiary of the trust if the person who established the trust is deceased);

•                  solely controlled business accounts; and

•                  single participant retirement plans.

To receive a reduced sales charge under rights of accumulation or a Letter of Intent, you must notify your financial intermediary of any eligible accounts that you, your spouse and your children under age 21 have at the time of your purchase.

Contingent Deferred Sales Charge

A contingent deferred sales charge (“CDSC”) of 1% may apply to shares redeemed within the first 12 months after a purchase in excess of $1 million.  The Fund reserves the right to waive such charge in certain circumstances.  Please see the SAI for further details.

Exchanging Shares

If you have held all or part of your shares in the Fund for at least seven days, you may exchange those shares for shares of the ALPS/Red Rocks Listed Private Equity Fund if such Fund is available for sale in your state and meets the investment criteria of the investor.

If you are an existing shareholder of the Fund or of the ALPS/Red Rocks Listed Private Equity Fund, you may exchange into a new account copying your existing account registration and options.  Exchanges between accounts will be accepted only if registrations are identical.

Exchanges must meet the minimum investment requirements described in “— Investment Minimums” above.

Before effecting an exchange, you should read the Prospectus for the Fund into which you are exchanging.

An exchange represents the sale of shares from one fund and the purchase of shares of another fund.  This may produce a taxable gain or loss in your non-tax-deferred account.  Transfers between classes of the Fund are generally not considered a taxable transaction.

If you exchange shares within 90 calendar days from their date of purchase, you may be subject to the redemption fee as described in this Prospectus in “— Redemption Fees” below.

The exchange privilege may be modified or terminated upon sixty (60) days’ written notice to shareholders.  Although initially there will be no limit on the number of times you may exercise the exchange privilege, the Fund reserves the right to impose such a limitation.  Call or write the Fund for further details.

Redeeming Shares

Redemptions, like purchases and exchanges may generally be effected only through retirement plans, broker-dealers and financial intermediaries.  Please contact your financial intermediary or refer to the appropriate plan documents for details.  Your financial intermediary may charge a processing or service fee in connection with the redemption of shares.

Redemption Payments

In all cases, your redemption price is the net asset value per share next determined after your request is received in good order less any applicable redemption fees.  Redemption proceeds normally will be sent within seven days.  However, if you recently purchased your shares by check, your redemption proceeds will not be sent to you until your original check clears, which may take up to 10 days.  Your redemption proceeds can be sent by check to your address of record or by wire transfer to a bank account designated on your application. Your bank may charge you a fee for wire transfers.  Any request that your redemption proceeds be sent to a destination other than your bank account or address of record must be in writing and must include a signature guarantee.

Redemptions In-Kind

The Fund reserves the right to make payment in securities rather than cash.  If the Fund deems it advisable for the benefit of all shareholders that a redemption payment wholly or partly in-kind would be in the best interests of the Fund’s remaining shareholders, the Fund may pay redemption proceeds to you in whole or in part with securities held by the Fund.  A redemption in-kind could occur under extraordinary circumstances, such as a very large redemption that could affect a Fund’s operations (for example, more than 1% of the Fund’s net assets).  However, the Fund is required to redeem shares solely for cash up to the lesser of $250,000 or 1% of the NAV of the Fund during any 90-day period for any one shareholder.  Should redemptions by any shareholder exceed such limitation, the Fund will have the option of redeeming the excess in cash or in-kind.  Securities used to redeem Fund shares will be valued as described in “SHARES TRANSACTIONS — How Fund Shares are Priced” below.  A

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shareholder may pay brokerage charges on the sale of any securities received as a result of a redemption in-kind.

Redemption Fees

If you sell or exchange your shares after holding them 90 days or less, a 2% short-term redemption fee may be deducted from the redemption amount.  For this purpose, shares held longest will be treated as being redeemed first and shares held shortest as being redeemed last.  The fees are paid to the Fund and are designed to help offset the brokerage commissions, market impact and other costs associated with short-term shareholder trading.

The short-term redemption fee does not apply to: (i) redemptions of shares acquired by reinvesting dividends and distributions; (ii) rollovers, transfers and changes of account registration within the Fund as long as the money never leaves the Fund; and (iii) redemptions in-kind.

The Fund also permits waivers of the short-term redemption fee for the following transactions:

•                  Redemptions due to small balance maintenance fees;

•                  Redemptions related to death or due to a divorce decree;

•                  Certain types of IRA account transactions, including redemptions pursuant to systematic withdrawal programs, required minimum distributions, withdrawals due to disability or death, return of excess contribution amounts, and redemptions related to payment of custodian fees; and

•                  Certain types of employer-sponsored and 403(b) retirement plan transactions, including loans or hardship withdrawals, minimum required distributions, redemptions pursuant to systematic withdrawal programs, forfeiture of assets, return of excess contribution amounts, redemptions related to payment of plan fees, and redemptions related to death, disability or qualified domestic relations order.

The application of short-term redemption fees and waivers may vary among intermediaries and certain intermediaries may not apply the waivers listed above.  If you purchase, exchange or sell fund shares through an intermediary, you should contact your intermediary for more information on whether the short-term redemption fee will be applied to redemptions of your shares.

The Fund reserves the right to modify or eliminate the short-term redemption fee or waivers at any time.  Investment advisers or their affiliates may pay short-term redemption fees on behalf of investors in managed accounts.  Unitized group accounts consisting of qualified plan assets may be treated as a single account for redemption fee purposes.

Note:  The Fund has the right to suspend or postpone redemptions of shares for any period (i) during which the NYSE is closed, other than customary weekend and holiday closings; (ii) during which trading on the NYSE is restricted; or (iii) during which (as determined by the SEC by rule or regulation) an emergency exists as a result of which disposal or valuation of portfolio securities is not reasonably practicable, or as otherwise permitted by the SEC.

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SHARE TRANSACTIONS

Small Account Balances/Mandatory Redemptions

The Fund does not currently impose an account minimum.  The Fund may adopt other policies from time to time requiring mandatory redemption of shares in certain circumstances, such as to comply with new regulatory requirements.

Share Certificates

The Fund does not issue share certificates.

Frequent Purchases and Sales of Fund Shares

The Fund does not permit market timing or other abusive trading practices.  The Fund reserves the right, but does not have the obligation, to reject any purchase or exchange transaction at any time.  In addition, the Fund reserves the right to suspend their offering of shares or to impose restrictions on purchases or exchanges at any time that are more restrictive than those that are otherwise stated in this prospectus with respect to disruptive, excessive or short-term trading.

Excessive short-term trading or other abusive trading practices may disrupt portfolio management strategies, increase brokerage and administrative costs and hurt Fund performance.  The Fund maintains a 2% short-term redemption fee applied to sales or exchanges of shares held 90 days or less.

The Board has adopted policies and procedures designed to deter frequent purchases, exchanges and redemptions and to seek to prevent market timing.  To minimize harm to the Fund and its shareholders, the Fund reserves the right to reject, in its sole discretion, any purchase order from any investor it believes has a history of abusive trading or whose trading, in its judgment, has been or may be disruptive to the Fund.  The Fund may also refuse purchase and exchange transactions from Fund intermediaries it believes may be facilitating or have facilitated abusive trading practices.  In making this judgment, the Fund may consider trading done in multiple accounts under common ownership or control.

On a periodic basis, the Transfer Agent will review transaction history reports and will identify redemptions that are within a specific time period from a previous purchase or exchange in the same account(s) in the Fund, or in multiple accounts that are known to be under common control.  Redemptions meeting the criteria will be investigated for possible inappropriate trading.

Certain accounts, in particular omnibus accounts, include multiple investors and such accounts typically provide the Fund with a net purchase or redemption request on any given day.  In these cases, purchases, exchanges and redemptions of Fund shares are netted against one another and the identity of individual purchasers and redeemers whose orders are aggregated may not be known by the Fund.  Therefore, it becomes more difficult for the Fund to identify market timing or other abusive trading activities in these accounts, and the Fund may be unable to eliminate abusive traders in these accounts from the Fund.  Further, identification of abusive traders may also be

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limited by operational systems and technical limitations.  To the extent abusive or disruptive trading is identified, the Fund will encourage omnibus account intermediaries to address such trading activity in a manner consistent with how the Fund would address such activity directly, if it were able to do so.

Due to the complexity and subjectivity involved in identifying market timing and other abusive trading practices, there can be no assurance that the Fund’s efforts will identify all market timing or abusive trading activities.  Therefore, investors should not assume that the Fund will be able to detect or prevent all practices that may disadvantage the Fund.

How Fund Shares are Priced

The Board has approved procedures to be used to value the Fund’s securities for the purposes of determining the Fund’s NAV.  The valuation of the securities of the Fund is determined in good faith by or under the direction of the Board.  The Board has delegated certain valuation functions for the Fund to the Administrator.

The Fund generally values its securities based on market prices determined at the close of regular trading on the NYSE (normally, 4 p.m. Eastern time) on each business day (Monday through Friday).  The Fund will not value its securities on any day that the NYSE is closed, including the following observed holidays:  New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.  The Fund’s currency valuations, if any, are done as of the close of regular trading on the NYSE (normally, 4 p.m. Eastern time).  For equity securities that are traded on an exchange, the market price is usually the closing sale or official closing price on that exchange.  In the case of securities not traded on an exchange, or if such closing prices are not otherwise available, the market price is typically determined by independent third party pricing vendors approved by the Fund’s Board using a variety of pricing techniques and methodologies.  The market price for debt obligations is generally the price supplied by an independent third-party pricing service approved by the Fund’s Board, which may use a matrix, formula or other objective method that takes into consideration market indices, yield curves and other specific adjustments.  Short-term debt obligations that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value.  If vendors are unable to supply a price, or if the price supplied is deemed to be unreliable, the market price may be determined using quotations received from one or more brokers/dealers that make a market in the security.

When such prices or quotations are not available, or when the Sub-Adviser believes that they are unreliable, securities may be priced using fair value procedures approved by the Board.  Because the Fund invests in securities that may be thinly traded or for which market quotations may not be readily available or may be unreliable (such as securities of small capitalization companies), the Fund may use fair valuation procedures more frequently than funds that invest primarily in securities that are more liquid (such as equity securities of large capitalization domestic issuers).  The Fund may also use fair value procedures if the Sub-Adviser determines that a significant event has occurred between the time at which a market price is determined and the time at which the Fund’s net asset value is calculated. In particular, the value of non-U.S. securities may be

24

materially affected by events occurring after the close of the market on which they are traded, but before the Fund prices its shares.

The Fund may determine the fair value of investments based on information provided by pricing services and other third-party vendors, which may recommend fair value prices or adjustments with reference to other securities, indices or assets.  In considering whether fair value pricing is required and in determining fair values, the Fund may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indices) that occur after the close of the relevant market and before the Fund values its securities.  In addition, the Fund may utilize modeling tools provided by third-party vendors to determine fair values of non-U.S. securities.  The Fund’s use of fair value pricing may help deter “stale price arbitrage.”

Valuing securities at fair value involves greater reliance on judgment than valuation of securities based on readily available market quotations.  A fund that uses fair value to price securities may value those securities higher or lower than another fund using market quotations or its own fair value methodologies to price the same securities.  There can be no assurance that the Fund could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which the Fund determines its net asset value.

The Fund invests, or may invest, in securities that are traded on foreign exchanges or markets, which may be open when the NYSE is closed.  As a result, the value of your investment in the Fund may change on days when you are unable to purchase or redeem shares.

Customer Identification Program

To help the government fight the funding of terrorism and money laundering activities, federal law requires the Fund’s Transfer Agent to obtain certain personal information from you (or persons acting on your behalf) in order to verify your (or such person’s) identity when you open an account, including name, address, date of birth and other information (which may include certain documents) that will allow the Transfer Agent to verify your identity.  If this information is not provided, the Transfer Agent may not be able to open your account.  If the Transfer Agent is unable to verify your identity (or that of another person authorized to act on your behalf) shortly after your account is opened, or believes it has identified potentially criminal activity, the Fund, the Distributor and the Transfer Agent each reserve the right to reject further purchase orders from you or to take such other action as they deem reasonable or required by law, including closing your account and redeeming your shares at their NAV at the time of redemption.

DIVIDENDS AND DISTRIBUTIONS

The Fund normally pays dividends and distributes capital gains, if any, on an annual basis.

Income dividend distributions are derived from interest and other income the Fund receives from its investments and include distributions of short-term capital gains.  Capital gain distributions are derived from gains realized when the Fund sells a security it has owned for more than a year.

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The Fund may make additional distributions and dividends at other times if the manager believes doing so may be necessary for a Fund to avoid or reduce taxes.  Distributions and dividends are reinvested in additional Fund shares unless you instruct the Transfer Agent to have your distributions and/or dividends paid by check mailed to the address of record or transferred through an Automated Clearing House to the bank of your choice.  You can change your choice at any time to be effective as of the next distribution or dividend, except that any change given to the Transfer Agent less than five days before the payment date will not be effective until the next distribution or dividend is made.

TAXES

Except where noted, the discussion below addresses only the U.S. federal income tax consequences of an investment in the Fund and does not address any foreign, state, or local tax consequences.

The Fund intends to meet all requirements under Subchapter M of the Code necessary to qualify for treatment as a “regulated investment company” and thus does not expect to pay any federal income tax on income and capital gains distributed to shareholders.  The Fund also intends to meet certain distribution requirements such that the Fund is not subject to federal income tax in general.

Taxation of Fund Distributions

For federal income tax purposes, distributions of investment income are generally taxable as ordinary income.  The Fund does not expect a significant portion of its distributions to derive from “qualified dividend income,” which for taxable years beginning before January 1, 2011 would be taxed at favorable rates so long as certain requirements are met.  Corporations may be able to take a dividends-received deduction for a portion of income dividends they receive.

Taxes on distributions of capital gains are determined by how long the Fund owned the investments that generated them, rather than how long a shareholder has owned his or her shares.  Distributions of net capital gains (that is, the excess of net long-term capital gains over net short-term capital losses) from the sale of investments that the Fund owned for more than one year and that are properly designated by the Fund as capital gain dividends (“Capital Gain Dividends”) will be taxable as long-term capital gains.  Distributions of gains from the sale of investments that a Fund owned for one year or less will be taxable as ordinary income.

For taxable years beginning before January 1, 2011, long-term capital gain rates applicable to individuals have been temporarily reduced — in general to 15%, with lower rates applying to taxpayers in the 10% and 15% rate brackets.  For more information, see the SAI under “Taxation of Distributions.”

Distributions are taxable whether you receive them in cash or reinvest them in additional shares.  If a dividend or distribution is made shortly after you purchase shares of the Fund, while in effect a return of capital to you, the dividend or distribution is taxable.  You can avoid this, if you

26

choose, by investing after the Fund has paid a dividend.  Investors in tax-advantaged retirement accounts do not need to be concerned about this, since distributions made to shareholders who purchased their shares through such accounts are not taxable.

Sale of Fund Shares

Any gain resulting from the sale or exchange of your shares will generally be subject to tax.  Shareholder transactions in the Fund’s shares resulting in gains from selling or exchanging shares held for more than one year generally are taxed at capital gain rates, while those resulting from sales or exchanges of shares held for one year or less generally are taxed at ordinary income rates.

Taxation of Certain Investments

The Fund’s investments in non-U.S. securities may be subject to foreign withholding or other taxes.  In that case, the Fund’s yield on those securities would be decreased. Shareholders generally will not be entitled to claim a credit or deduction with respect to foreign taxes, although it is possible that Fund may be able to elect to pass through foreign tax credits or deductions to its shareholders.  In addition, the Fund’s investments in non-U.S. securities or foreign currencies may increase or accelerate the Fund’s recognition of ordinary income and may affect the timing or amount of the Fund’s distributions.  The Fund may hold securities that are subject to PFIC (Passive Foreign Investment Companies) taxation for federal income tax purposes. For more information, see the SAI under “Taxation of Fund Distributions.”

The Fund may at times buy investments at a discount from the price at which they were originally issued, especially during periods of rising interest rates. For federal income tax purposes, the original issue discount will be included in the Fund’s ordinary income, even though payment of that amount is not received until a later time, and will be distributed to shareholders as taxable dividends.  The Fund may also buy investments in the secondary market which are treated as having market discount.  Generally, gain recognized on the disposition of such an investment is treated as ordinary income for federal income tax purposes to the extent of the accrued market discount, but the Fund may elect instead to currently include the amount of market discount in its ordinary income even though the Fund does not receive payment of such amount at that time.  The Fund’s investments in certain debt obligations, mortgage-backed securities, asset-backed securities and derivatives may also cause the Fund to recognize taxable income in excess of the cash generated by such obligations.  Thus, the Fund could be required at times to liquidate other investments in order to satisfy its distribution requirements, potentially increasing the amount of Capital Gain Distributions made to shareholders.

Non-U.S. Shareholders

Capital Gain Dividends will not be subject to withholding.  In general, dividends other than Capital Gain Dividends paid to a shareholder that is not a “U.S. person” within the meaning of the Code (such shareholder, a “foreign person”) are subject to withholding of U.S. federal income tax at a rate of 30% (or lower applicable treaty rate).  However, effective for taxable years of the Fund beginning before January 1, 2008, the Fund generally will not be required to withhold any amounts with respect to distributions of (i) U.S.-source interest income that would

27

not be subject to U.S. federal income tax if earned directly by an individual foreign person, and (ii) net short-term capital gains in excess of net long-term capital losses, in each case to the extent such distributions are properly designated by the Fund.  The Fund does not presently intend to make such designations.

Backup Withholding

The Fund is also required in certain circumstances to apply backup withholding on taxable dividends, redemption proceeds and certain other payments that are paid to any shareholder (including a shareholder who is neither a citizen nor a resident of the U.S.) who does not furnish the Fund certain information and certifications or who is otherwise subject to backup withholding.  The backup withholding tax rate is 28% for amounts paid through on or before December 31, 2010 and will be 31% for amounts paid after December 31, 2010.  Backup withholding will not, however, be applied to payments that have been subject to the 30% withholding tax on shareholders who are neither citizens nor residents of the United States.

You should consult your tax adviser for more information on your own tax situation, including possible federal, state or local taxes.

FINANCIAL HIGHLIGHTS

Because the Fund has not yet commenced operations as of the date of this Prospectus, there are no financial highlights for the Fund.

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PRIVACY POLICY

The Fund collects nonpublic personal information about its customers(1) from the following sources:

•                  Account Applications and other forms, which may include a customer’s name, address, social security number and information about a customer’s investment goals and risk tolerance;

•                  Account History, including information about the transactions and balances in a customer’s account; and

•                  Correspondence, written or telephonic, between a customer and the Fund or service providers to the Fund.

The Fund will not release information about its customers or their accounts unless one of the following conditions is met:

•                  Prior written consent is received;

•                  The Fund believes the recipient to be the Fund customer or the customer’s authorized representative; or

•                  The Fund is required by law to release information to the recipient.

The Fund does not give or sell information about its customers or their fund accounts to any other company, individual or group.

The Fund will only use information about its customers and their accounts to attempt to better serve their investment needs or to suggest services or educational materials that may be of interest to them.

The Fund restricts access to nonpublic personal information about customers to those employees who need to know that information in order to provide products or services. The Fund may also share personal information with companies that it hires to provide support services. When the Fund shares personal information with service providers, it protects that personal information with a strict confidentiality agreement. The Fund also maintains reasonable physical, electronic and procedural safeguards that comply with federal standards to protect against unauthorized access to and properly dispose of customers’ nonpublic personal and consumer information.

The Fund will adhere to the policies and practices described in this notice for current and former shareholders of the Fund.

(1) For purposes of this notice, the terms “customer” or “customers” includes both shareholders of the Fund and individuals who provide nonpublic personal information to the Fund, but do not invest in Fund shares.

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ADDITIONAL INFORMATION ABOUT THE FUND

Shareholder Reports

Annual and semi-annual reports to shareholders provide additional information about the Fund’s investments. These reports discuss the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year.

Statement of Additional Information

The statement of additional information provides more detailed information about the Fund. It is incorporated by reference into (is legally a part of) this Prospectus.

The Fund sends only one report to a household if more than one account has the same address. Contact the Transfer Agent if you do not want this policy to apply to you.

How to Obtain Additional Information

You can obtain shareholder reports or the statement of additional information (without charge), make inquiries or request other information about the Fund by contacting the Transfer Agent at 866.759.5679, by writing the Fund at P.O. Box 44386, Denver, CO, 80201, or by calling your financial consultant.  This information is also available free of charge on the Fund’s website at www.alpsfunds.com.

You can also review the Fund’s shareholder reports, prospectus and statement of additional information at the Securities and Exchange Commission’s Public Reference Room in Washington, D.C. You can get copies of these materials after paying a fee by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing to the Public Reference Section of the Commission, Washington, D.C. 20549-0102.  Information about the public reference room may be obtained by calling 202.551.8090.  You can get the same reports and information free from the EDGAR Database on the Commission’s Internet web site at http://www.sec.gov.

If someone makes a statement about the Fund that is not in this Prospectus, you should not rely upon that information.  Neither the Fund nor the Distributor is offering to sell shares of the Fund to any person to whom the Fund may not lawfully sell their shares.

(Investment Company Act file no. 811-8194)

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The information in this Prospectus (or Statement of Additional Information) is not complete and may be changed.  We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective.  This Prospectus (or Statement of Additional Information) is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

OCTOBER 13, 2009

STATEMENT OF ADDITIONAL INFORMATION

ALPS/GNI LONG-SHORT FUND

(Class A& I)

P.O. Box 44386

Denver, CO 80201

The ALPS/GNI Long-Short Fund (the “Fund”) is a non-diversified investment portfolio of Financial Investors Trust (the “Trust”), an open-end series management investment company organized as a Delaware statutory trust.

This Statement of Additional Information (“SAI”) is not a prospectus and is only authorized for distribution when preceded or accompanied by the Fund’s current prospectus dated October 13, 2009, as supplemented from time to time (the “Prospectus”).  This SAI supplements and should be read in conjunction with the Prospectus, a copy of which may be obtained without charge by writing the Fund at the address listed above, or by calling the Fund’s transfer agent at 866.759.5679.  The Trust’s most recent annual report is incorporated by reference into this SAI and can be obtained free of charge by calling the toll-free number printed above.

INVESTMENT OBJECTIVES AND POLICIES

The Prospectus discusses the investment objectives of the ALPS/GNI Long-Short Fund (the “Fund”), as well as the strategies it employs to achieve those objectives.  The Fund is a non-diversified portfolio of Financial Investors Trust (the “Trust”), an open-end series management investment company organized as a Delaware statutory trust on November 30, 1993.  The discussion below supplements the information set forth in the Prospectus under “Investment Objective, Strategy & Principal Risks.”  References herein to the manager shall mean ALPS Advisors, Inc. (the “Adviser” or “AAI”) or its designee, GNI Capital, Inc. (the “Sub-Adviser” or “GNI Capital”).

The Fund seeks to achieve long-term capital appreciation, with an added emphasis on the preservation of capital during unfavorable market conditions.

The Fund will, under normal circumstances, pursue its investment objective by taking both long and short positions in domestic and foreign equity securities, including issuers located in emerging markets, without any bias towards any particular style, sector or market capitalization.

The Sub-Adviser believes that a combination of long and short positions may provide positive returns regardless of market conditions through a complete market cycle and may offer reduced risk. The Sub-Adviser’s investment process begins with a thorough, top-down analysis of the macro environment for equities that it accomplishes through the examination of various macroeconomic factors that have historically shown to impact stock market returns. Next, the Sub-Adviser uses a quantitative screening process to objectively identify the most favorable industry groups at that time for long candidates and the least favorable industry groups for short candidates.

The Fund buys long securities that the portfolio managers believe will go up in price and sells short securities the portfolio managers believe will go down in price or will underperform existing long positions while mitigating certain risk factors.  The Sub-Adviser’s individual security selection is the result of a rigorous evaluation of a company’s fundamentals and various valuation measures. The portfolio managers attempt to identify future catalysts that could lead to a systemic change in a company’s business or in its valuation. Change can come in many varieties, including, for example, company-specific catalysts like new product launches, new management teams, or geographic expansion.   The portfolio managers will target short positions in companies experiencing adverse changes such as a degradation of competitive position, loss of a key product, changes in financial condition, declining growth rates, or share prices that reflect unrealistic expectations of the company’s future opportunities.  The Fund may sell a long holding or cover a short position if, among other things, the company fundamentals fail to meet the portfolio managers’ expectations, catalysts for change within the company are realized, the portfolio managers believe that the broad market might experience a large directional move, or if the portfolio managers find a better investment opportunity.

The allocation between long and short positions is an important element of the investment process.  The Fund does not intend to be market neutral and anticipates that it normally will hold a higher percentage of its assets in long positions than short positions (i.e., the Fund will be “net long”), though this may not always be the case depending on market conditions.

The Fund may hold significant short positions or significant positions in cash or cash equivalents when the Sub-Adviser may believe the investment climate is, or will become, unfavorable for equity securities.  During such periods when the Sub-Adviser perceives the investment climate to be unfavorable, the Sub-Adviser may also attempt to hedge the Fund’s portfolio by using stock index futures, options on stock market indexes or options on individual securities.

To manage its net exposure between long and short positions, the Fund may take long and short positions in instruments that provide exposure to the equity markets, including exchange-traded funds, options, futures and other index-based instruments.

A short position is one where the Fund has sold at the current market price a security that it does not own in anticipation of a decline in the market value of the security.  To complete a short sale, the Fund must borrow the security to make delivery to the buyer.  The Fund then is obligated to replace the borrowed security by purchasing the security at the market price at the time of replacement.  The price at such time may be more or less than the price at which the security was sold by the Fund.  Until the borrowed security is replaced, the Fund is required to pay to the lender amounts equal to any dividends or interest that accrue during the period of the loan.  To borrow the security, the Fund also may be required to pay a premium to the lender, which would increase the cost of the security sold.  The proceeds of the short sale will be retained by the broker to the extent necessary to meet margin requirements, until the short position is closed out.

Until the Fund closes its short position or replaces the borrowed security, the Fund will designate liquid assets it owns (other than the short sale proceeds) as segregated assets in an amount equal to its obligation to purchase the securities sold short, as required by the 1940 Act.  The amount segregated in this manner will be increased or decreased each business day equal to the change in market value of the Fund’s obligation to purchase the security sold short.  If the lending broker requires the Fund to deposit additional collateral (in addition to the short sales proceeds that the broker holds during the period of the short sale), which may be as much as 50% of the value of the securities sold short, the amount of the additional collateral may be deducted in determining the amount of cash or liquid assets the Fund is required to segregate to cover the short sale obligation pursuant to the 1940 Act.  The amount segregated must be unencumbered by any other obligation or claim other than the obligation that is being covered.  The Fund believes that short sale obligations that are covered, either by an off setting asset or right (acquiring the security sold short or having an option to purchase the security sold short at exercise price that covers the obligation), or by the Fund’s segregated asset procedures (or a combination thereof), are not senior securities under the 1940 Act and are not subject to the Fund’s borrowing restrictions.  This requirement to segregate assets limits the Fund’s leveraging of its investments and the related risk of losses from leveraging.  The Fund also is required to pay the lender of the security any dividends or interest that accrues on a borrowed security during the period of the loan.  Depending on the arrangements made with the broker or custodian, the Fund may or may not receive any payments (including interest) on collateral it has deposited with the broker.

The Fund may borrow money from banks to the extent permitted by the 1940 Act, including for investment purposes.  Such borrowings may be on a secured or unsecured basis at fixed or variable rates of interest.  The 1940 Act requires the Fund to maintain continuous asset coverage of not less than 300% with respect to all borrowings that are considered “senior securities” (generally borrowings other than for temporary or emergency purposes).  This allows the Fund to borrow from banks up to one-third of its total assets (including the amount borrowed).  If such asset coverage should decline to less than 300% due to market fluctuations or other reasons, the Fund may be required to dispose of some of its portfolio holdings within three days in order to reduce the Fund’s debt and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to dispose of assets at that time.  The Fund’s short sales and related margin requirements may reduce the ability of the Fund to borrow money.

Within the parameters of its specific investment policies, the Fund may invest in foreign equity and debt securities, which may include investments in emerging markets.

Within the parameters of its specific investment policies, the Fund may invest its assets in derivatives.  The Fund may use derivatives for different purposes, including hedging (offset risks associated with an investment or market conditions) and to earn income and enhance returns.

Equity Securities.  Equity securities are securities which signify ownership interest in a corporation and represent a claim on part of the corporation’s assets and earnings.  Equity securities may include common stocks, preferred stocks, convertible securities, equity interest in non-U.S. investments or trusts, depositary receipts, equity interests in publicly traded limited partnerships/units and other equity investments.  The Fund may invest in equity or equity-related securities and equipment lease certificates, equipment trust certificates and conditional sales contracts, or limited partnership interests.

Foreign Securities.  The Fund may invest directly in foreign securities denominated in a foreign currency and not publicly traded in the United States including issuers located in emerging markets.  Other ways of investing in foreign securities include depositary receipts or shares and passive foreign investment companies.

Derivative Securities.  The Fund may invest in options, futures, forwards, swap agreements participation notes and other types of derivatives individually or in combination for hedging purposes or for non-hedging purposes such as seeking to enhance return.  Such techniques may also be used to gain exposure to the market pending investment of cash balances or to meet liquidity needs.

Exchange Traded Funds.  The Fund may invest in shares of exchange traded funds (“ETFs”) and other similar instruments if the investment manager chooses to adjust the Fund’s exposure to the general market or industry sectors and to manage the Fund’s risk exposure.  ETFs differ from traditional index funds in that their shares are listed on a securities exchange and can be traded intraday.  ETF shares are shares of exchange traded investment companies that are registered under the 1940 Act and hold a portfolio of common stocks designed to track the performance of a particular index.  Limitations of the 1940 Act may prohibit the Fund from acquiring more than 3% of the outstanding shares of certain ETFs.  Instruments that are similar to ETFs represent beneficial ownership interests in specific “baskets” of stocks of companies within a particular industry sector or group.  These securities may also be exchange traded, but unlike ETFs, the issuers of these securities are not registered as investment companies.

The portfolio manager may decide to purchase or sell short ETF shares or options on ETF shares for the same reasons it would purchase or sell (and as an alternative to purchasing or selling) futures contracts — to obtain exposure to the stock market or a particular segment of the stock market, or to hedge the Fund’s portfolio against such exposures.  Depending on the market, the holding period and other factors, the use of ETF shares and options thereon can be less costly than the use of index options or stock index futures.  In addition, ETF shares and options thereon can typically be purchased in smaller amounts than are available for futures contracts and can offer exposure to market sectors and styles for which there is no suitable or liquid futures contract.

Portfolio Turnover.  The Fund may engage in short-term trading.  This means that the Fund may buy a security and sell that security a short period of time after its purchase to realize gains if the portfolio manager believes that the sale is in the best interest of the Fund (for example, if the portfolio manager believes an alternative investment has greater growth potential.  This activity will increase the Fund’s portfolio turnover rate and generate higher transaction costs due to commissions or dealer mark-ups and other expenses that would reduce the Fund’s investment performance.  In addition, a high level of short-term trading may increase the amount of taxable distributions to shareholders that would reduce the after-tax returns of the Fund, and in particular may generate short-term capital gains that when distributed to shareholders are taxed at ordinary income tax rates.

Cash Position.  The Fund may not always stay fully invested in stocks or bonds.  For example, when the portfolio manager believes that market conditions are unfavorable for profitable investing, or when he is otherwise unable to locate attractive investment opportunities, the Fund’s cash or similar investments may increase. In other words, cash or similar investments generally are a residual — they represent the assets that remain after the Fund has committed available assets to desirable investment opportunities.  When the Fund’s investments in cash or similar investments increase, it may not participate in market advance or declines to the same extent that it would if the Fund remained more fully invested in stocks or bonds.

ADDITIONAL INVESTMENT ACTIVITIES AND RISKS

The Fund may also invest in the following types of securities. The following is not meant to be an exclusive list of all the securities and instruments in which the Fund may invest or investment strategies in which it may engage, and the Fund may invest in instruments and securities and engage in strategies other than those listed below.

Equity Investments

The Fund may invest in equity securities. Equity securities (which generally include common stocks, preferred stocks, warrants, securities convertible into common or preferred stocks and similar securities) are generally volatile and more risky than some other forms of investment. Equity securities of companies with relatively small market capitalizations may be more volatile than the securities of larger, more established companies and than the broad equity market indices generally. Common stock and other equity securities may take the form of stock in corporations, partnership interests, interests in limited liability companies and other direct or indirect interests in business organizations.

Common Stock

Common stocks are shares of a corporation or other entity that entitle the holder to a pro rata share of the profits of the corporation, if any, without preference over any other shareholder or class of shareholders, including holders of the entity’s preferred stock and other senior equity. Common stock usually carries with it the right to vote and frequently an exclusive right to do so.

Common stock of companies with relatively small market capitalizations may be more volatile than the securities of larger, more established companies and than the broad equity market indices generally.

Common stocks of companies that a manager believes have earnings that will grow faster than the economy as a whole are known as growth stocks. Growth stocks typically trade at higher multiples of current earnings than other stocks. As a result, the values of growth stocks may be more sensitive to changes in current or expected earnings than the values of other stocks. If the manager’s assessment of the prospects for a company’s earnings growth is wrong, or if its judgment of how other investors will value the company’s earnings growth is wrong, then the price of that company’s stock may fall or may not approach the value that the manager has placed on it.

Common stocks of companies that are not expected to experience significant earnings growth, but whose stocks a manager believes are undervalued compared to their true worth, are known as value stocks. These companies may have experienced adverse business developments or may be subject to special risks that have caused their stocks to be out of favor. If the manager’s assessment of a company’s prospects is wrong, or if other investors do not eventually recognize the value of the company, then the price of the company’s stocks may fall or may not approach the value that the manager has placed on it.

Many stocks have both “growth” and “value” characteristics, and for some stocks it may be unclear which category, if any, it fits into. The Fund’s investment process is not biased towards growth or value.

Preferred Stock

Preferred stocks, like debt obligations, are generally fixed-income securities. Shareholders of preferred stocks normally have the right to receive dividends at a fixed rate when and as declared by the issuer’s board of directors, but do not participate in other amounts available for distribution by the issuing corporation. Dividends on the preferred stock may be cumulative, and generally all cumulative dividends usually must be paid prior to common shareholders receiving any dividends. Because as a general matter preferred stock dividends must be paid before common stock dividends, preferred stocks generally entail less risk than common stocks. Upon liquidation, preferred stocks are generally entitled to a specified liquidation preference, which is generally the same as the par or stated value, and are senior in right of payment to common stock. Preferred stocks are, however, equity securities in the sense that they do not represent a liability of the issuer and, therefore, do not offer as great a degree of protection of capital or assurance of continued income as investments in corporate debt securities. In addition, preferred stocks are subordinated in right of payment to all debt obligations and creditors of the issuer, and convertible preferred stocks may be subordinated to other preferred stock of the same issuer.

Exchange Traded Funds and Other Similar Instruments

Shares of exchange traded funds (“ETFs”) and other similar instruments may be purchased by the Fund.  Generally, an ETF is an investment company that is registered under the 1940 Act that holds a portfolio of securities designed to track the performance of a particular index or index segment.  Similar instruments, used by pools that are not investment companies, offer similar characteristics and may be designed to track the performance of an index or basket of securities of companies engaged in a particular market or sector.  ETFs sell and redeem their shares at net asset value in large blocks (typically 50, 000 of its shares) called “creation units.”  Shares representing fractional interests in these creation units are listed for trading on national securities exchanges and can be purchased and sold in the secondary market in lots of any size at any time during the trading day.

Investments in ETFs and other similar instruments involve certain inherent risks generally associated with investments in a broadly-based portfolio of stocks including: (1) risks that the general level of stock prices may decline, thereby adversely affecting the value of each unit of the ETF or other instrument; (2) an ETF may not fully replicate the performance of its benchmark index because of temporary unavailability of certain index securities in the secondary market or discrepancies between the ETF and the index with respect to the weightings of securities or number of stocks held; (3) an ETF may also be adversely affected by the performance of the specific index, market sector or group of industries on which it is based; (4) an ETF may not track an index as well as a traditional index mutual fund because ETFs are valued by the market and, therefore, there may be a difference between the market value and the ETF’s net asset value.  The Fund may both purchase and effect short sales of shares of ETFs and may also purchase and sell options on shares of ETFs.  These investments may be used for hedging purposes or to seek to increase total return (which is considered a speculative activity).

Because ETFs and pools that issue similar instruments incur various fees and expenses, the Fund’s investment in these instruments will involve certain indirect costs, as well as transaction costs, such as brokerage commissions.  The investment manager will consider expenses associated with an investment in determining whether to invest in an ETF or other instrument.  In the case of ETFs that are investment companies, they invest substantially all of their assets in securities of various securities indices or a particular segment of a securities index.  Most ETFs are listed and traded on the NYSE Arca, Inc. (“Arca”).  The market price of ETFs are expected to fluctuate in accordance with both changes in the asset values of their underlying indices and supply and demand of an ETF’s shares on the Arca.  ETFs may trade at relatively modest discounts or premiums to net asset value.  In general, most ETFs have a limited operating history and information may be lacking regarding the actual performance and trading liquidity of such shares for extended periods or over complete market cycles.  In addition, there is no assurance that the requirements of the Arca necessary to maintain the listing of ETFs in which the Fund invests will continue to be met or will remain unchanged.  In the event substantial market or other disruptions affecting the shares of ETFs held by the Fund should occur in the future, the liquidity and value of the Fund’s shares could also be adversely affected.  If such disruptions were to occur, the Fund could be required to reconsider the use of ETFs as part of its investment strategy.

The Fund will limit its aggregate investments in ETFs and other similar instruments (i.e., its long positions in ETFs and similar instruments).  The Fund will not invest in an ETF (or similar instrument) or enter into a transaction in a stock option if, as a result of such purchase or transaction, the aggregate “long” exposure relating to these investment positions would exceed 25% of the Fund’s net assets.  If, as a result of market movements, these investment positions represent more than 30% of the value of the Fund’s net assets, the investment manager will reduce the Fund’s positions in an orderly manner, and as soon as practicable, to not more than 30% of the Fund’s net assets.

Limitations of the 1940 Act, which prohibit the Fund from acquiring more than 3% of the outstanding shares of another investment company, may restrict the Fund’s ability to purchase shares of certain ETFs.  The Fund does not purchase shares of “managed” ETFs.

Warrants and Rights

The Fund may invest in warrants and rights. Warrants are securities that are usually issued together with a debt security or preferred stock and that give the holder the right to buy a proportionate amount of common stock at a specified price until a stated expiration date. Buying a warrant generally can provide a greater potential for profit or loss than an investment of equivalent amounts in the underlying common stock. The market value of a warrant does not necessarily move with the value of the underlying securities. If a holder does not sell the warrant, it risks the loss of its entire investment if the market price of the underlying security does not, before the expiration date, exceed the exercise price of the warrant. Investing in warrants is a speculative activity. Warrants pay no dividends and confer no rights (other than the right to purchase the underlying securities) with respect to the assets of the issuer. A right is a privilege granted, typically to existing shareholders of a corporation, to subscribe for shares of a new issue of stock before it is issued. Rights normally have a short life, usually two to four weeks, may be freely transferable and generally entitle the holder to buy the new common stock at a lower price than the public offering price.

Market Risk

The market price of securities owned by the Fund may go up or down, sometimes rapidly or unpredictably.

Securities may decline in value due to factors affecting securities markets generally or particular industries represented in the securities markets.  The value of a security may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally.  They may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry.  During a general downturn in the securities markets, multiple asset classes may decline in value simultaneously.

Equity securities generally have greater price volatility than fixed income securities.

Derivatives

The Fund may engage in a variety of derivative transactions in accordance with the applicable rules of the CFTC; however, the Fund will not be obligated to use derivatives and makes no representation as to the availability of these techniques at this time or at any time in the future. Generally, derivatives are financial contracts whose value depends on, or is derived from, the value of an underlying asset, reference rate or index and may relate to stocks, bonds, interest rates, currencies or currency exchange rates, commodities, related indexes and other assets. The types of derivatives in which the Fund may invest include, but are not limited to, interest rate, currency or stock or bond index futures contracts, currency forward contracts and currency swaps, the purchase and sale (or writing) of exchange listed and over-the-counter (“OTC”) put and call options on debt and equity securities, currencies, interest rate, currency or stock index futures and fixed-income and stock indices and other financial instruments, entering into various interest rate transactions such as swaps, caps, floors, and collars, entering into equity swaps, caps, and floors, the purchase and sale of indexed debt securities or trading in other similar types of instruments.

Derivatives may be used to attempt to protect against possible changes in the market value of securities held or to be purchased for the Fund’s portfolio resulting from securities markets or currency exchange rate fluctuations, to protect the Fund’s unrealized gains in the value of its securities, to facilitate the sale of those securities for investment purposes, to manage the effective maturity or duration of the Fund’s portfolio or to establish a position in the derivatives markets as a temporary substitute for purchasing or selling particular securities or to seek to enhance the Fund’s income or gain. The Fund may use any or all types of derivatives which it is authorized to use at any time; no particular strategy will dictate the use of one type of transaction rather than another, as use of any authorized derivative will be a function of numerous variables, including market conditions. The ability of the Fund to utilize derivatives successfully will depend on numerous factors including the investment manager’s ability to predict pertinent market movements, which cannot be assured. These skills are different from those needed to select the Fund’s portfolio securities.

Subject to the constraints described above, the Fund may (if and to the extent so authorized) purchase and sell interest rate, currency or stock or bond index futures contracts and enter into currency forward contracts and currency swaps; purchase and sell (or write) exchange listed and over-the-counter put and call options on securities, loan participations and assignments, currencies, futures contracts, indices and other financial instruments, and the Fund may enter into interest rate transactions, equity swaps and related transactions and other similar transactions which may be developed to the extent the manager determines that they are consistent with the Fund’s investment objective and policies and applicable regulatory requirements. The Fund’s interest rate transactions may take the form of swaps, caps, floors and collars, and the Fund’s currency transactions may take the form of currency forward contracts, currency futures contracts, currency swaps and options on currencies or currency futures contracts.

Derivatives involve special risks, including possible default by the other party to the transaction, illiquidity and, to the extent the investment manager’s view as to certain market movements is incorrect, the risk that the use of derivatives could result in significantly greater losses than if it had not been used. Losses resulting from the use of derivatives will reduce the Fund’s net asset value, and possibly income, and the losses may be significantly greater than if derivatives had not been used. The degree of the Fund’s use of derivatives may be limited by certain provisions of the Internal Revenue Code (“Code”). When used, derivatives may increase the amount and affect the timing and character of taxes payable by shareholders. See “Taxes.”

Currency Transactions

The Fund may engage in currency transactions with counterparties to hedge the value of portfolio securities denominated in particular currencies against fluctuations in relative value, to gain or reduce exposure to certain currencies, or to generate income or gains.

Currency transactions include currency forward contracts, exchange-listed currency futures contracts and options thereon, exchange-listed and OTC options on currencies, and currency swaps. A forward currency contract involves a privately negotiated obligation to purchase or sell (with delivery generally required) a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. A currency swap is an agreement to exchange cash flows based on the notional difference among two or more currencies and operates similarly to an interest rate swap, which is described below under “Interest Rate and Equity Swaps and Related Transactions.”

The Fund may enter into a forward contract to sell, for a fixed amount of U.S. dollars, the amount of that currency approximating the value of some or all of the Fund’s portfolio securities denominated in such currency. For example, the Fund may do this if the manager believes that the currency of a particular country may decline in relation to the U.S. dollar. Forward contracts may limit potential gain from a positive change in the relationship between the U.S. dollar and foreign currencies. Transaction hedging includes entering into a currency transaction with respect to specific assets or liabilities of the Fund, which will generally arise in connection with the purchase or sale of portfolio securities or the receipt of income from them. Position hedging is entering into a currency transaction with respect to portfolio securities positions denominated or generally quoted in that currency.

The Fund may cross-hedge currencies by entering into transactions to purchase or sell one or more currencies that are expected to increase or decline in value relative to other currencies to which the Fund has or in which the Fund expects to have exposure. To reduce the effect of currency fluctuations on the value of existing or anticipated holdings of its securities, a fund may also engage in proxy hedging. Proxy hedging is often used when the currency to which the Fund’s holdings is exposed is difficult to hedge generally or difficult to hedge against the dollar. Proxy hedging entails entering into a forward contract to sell a currency, the changes in the value of which are generally considered to be linked to a currency or currencies in which some or all of the Fund’s securities are or are expected to be denominated, and to buy dollars.

If the Fund enters into a currency hedging transaction, the fund will comply with the asset segregation requirements described below under “Use of Segregated and Other Special Accounts.”

Currency hedging involves some of the same risks and considerations as other derivative transactions. Currency transactions can result in losses to the Fund if the currency being hedged fluctuates in value to a degree or in a direction that is not anticipated. Further, the risk exists that the perceived linkage between various currencies may not be present or may not be present during the particular time that the Fund is engaging in these transactions. Currency transactions are also subject to risks different from those of other portfolio transactions. Because currency control is of great importance to the issuing governments and influences economic planning and policy, purchases and sales of currency and related instruments can be adversely affected by government exchange controls, limitations or restrictions on repatriation of currency, and manipulations or exchange restrictions imposed by governments. These forms of governmental actions can result in losses to the Fund if it is unable to deliver or receive currency or monies in settlement of obligations and could also cause hedges it has entered into to be rendered useless, resulting in full currency exposure as well as incurring transaction costs. Buyers and sellers of currency futures contracts are subject to the same risks that apply to the use of futures contracts generally. Further, settlement of a currency futures contract for the purchase of most currencies must occur at a bank based in the issuing nation. Trading options on currency futures contracts is relatively new, and the ability to establish and close out positions on these options is subject to the maintenance of a liquid market that may not always be available. Currency exchange rates may fluctuate based on factors extrinsic to that country’s economy.

Futures Contracts

Generally, a futures contract provides for the future sale by one party and purchase by another party of a specified quantity of a financial instrument, foreign currency or the cash value of an index at a specified price and time. The manager expects that its futures transactions will generally include transactions (1) on domestic and foreign exchanges on currencies, interest rates and bond indices; and (2) on domestic and, to the extent permitted by the CFTC, foreign exchanges on stock indices. Futures contracts are generally bought and sold on the commodities exchanges on which they are listed with payment of initial and variation margin as described below. The sale of a futures contract creates a firm obligation by the Fund, as seller, to deliver to the buyer the specific type of financial instrument called for in the contract at a specific future time for a specified price (or, with respect to certain instruments, the net cash amount). The Fund may use futures contracts and related options for hedging purposes and for investment purposes. The Fund’s use of financial futures contracts and options thereon will in all cases be consistent with applicable regulatory requirements and in particular the rules and regulations of the CFTC. Maintaining a futures contract or selling an option on a futures contract will typically require the Fund to deposit with a financial intermediary, as security for its obligations, an amount of cash or other specified assets (“initial margin”) that initially is from 1% to 10% of the face amount of the contract (but may be higher in some circumstances). Additional cash or assets (“variation margin”) may be required to be deposited thereafter daily as the mark-to-market value of the futures contract fluctuates. The value of all futures contracts sold by the Fund (adjusted for the historical volatility relationship between the Fund and the contracts) will not exceed the total market value of the Fund’s securities. The Fund will designate assets with respect to futures contracts and options thereon as described below under “Use of Segregated and Other Special Accounts.”

Interest Rate Futures Contracts

The Fund may enter into interest rate futures contracts, for example, in order to protect it from fluctuations in interest rates without necessarily buying or selling fixed income securities. An interest rate futures contract is an agreement to take or make delivery of either: (i) an amount of cash equal to the difference between the value of a particular debt security or index of debt securities at the beginning and at the end of the contract period; or (ii) a specified amount of a particular debt security at a future date at a price set at time of the contract. For example, if a fund owns bonds, and interest rates are expected to increase, the fund might sell futures contracts on debt securities having characteristics similar to those held in the portfolio. Such a sale would have much the same effect as selling an equivalent value of the bonds owned by the Fund. If interest rates did increase, the value of the debt securities in the portfolio would decline, but the value of the futures contracts to the Fund would increase at approximately the same rate, thereby keeping the net asset value of each class of the Fund from declining as much as it otherwise would have. The Fund could accomplish similar results by selling bonds with longer maturities and investing in bonds with shorter maturities when interest rates are expected to increase. However, because the futures market may be more liquid than the cash market, the use of futures contracts as a risk management technique allows the Fund to take a position without having to sell its portfolio securities. Similarly, when the investment manager expects that interest rates may decline, the Fund may purchase interest rate futures contracts in an attempt to hedge against having to make subsequently anticipated purchases of bonds at the higher prices subsequently expected to prevail. Since the fluctuations in the value of appropriately selected futures contracts should be similar to that of the bonds that will be purchased, the Fund could take advantage of the anticipated rise in the cost of the bonds without actually buying them until the market had stabilized.

The use of options and futures transactions entails risks. In particular, the variable degree of correlation between price movements of futures contracts and price movements in the related portfolio position of the Fund could create the possibility that losses on the derivative will be greater than gains in the value of the Fund’s position. In addition, futures and options markets could be illiquid in some circumstances and certain over-the-counter options could have no markets. The Fund might not be able to close out certain positions without incurring substantial losses. To the extent the Fund utilizes futures and options transactions for hedging, such transactions should tend to decrease the risk of loss due to a decline in the value of the hedged position and, at the same time, limit any potential gain to the Fund that might result from an increase in value of the position. There is also the risk of loss by the Fund of margin deposits in the event of bankruptcy of a broker with whom the Fund has an open position in a futures contract or option thereon. Finally, the daily variation margin requirements for futures contracts create a greater ongoing potential financial risk than would purchases of options, in which case the exposure is limited to the cost of the initial premium and transaction costs.

Options

A put option gives the purchaser of the option, upon payment of a premium, the right to sell, and the writer of the option the obligation to buy (if the option is exercised), the underlying security, index, currency or other instrument at the exercise price. The Fund’s purchase of a put option on a security, for example, might be designed to protect its holdings in the underlying instrument (or, in some cases, a similar instrument) against a substantial decline in the market value of such instrument by giving the Fund the right to sell the instrument at the option exercise price. A call option, upon payment of a premium, gives the purchaser of the option the right to buy (if the option is exercised), and the seller the obligation to sell, the underlying instrument at the exercise price. The Fund’s purchase of a call option on a security, financial futures contract, index, currency or other instrument might be intended to protect the Fund against an increase in the price of the underlying instrument that it intends to purchase in the future by fixing the price at which it may purchase the instrument. An “American” style put or call option may be exercised at any time during the option period, whereas a “European” style put or call option may be exercised only upon expiration or during a fixed period prior to expiration. Exchange-listed options are issued by a regulated intermediary such as the Options Clearing Corporation (“OCC”), which guarantees the performance of the obligations of the parties to the options.

In order to hedge against adverse market shifts or to potentially increase income or gain, the Fund may purchase put and call options or write “covered” put and call options on futures contracts on stocks, stock indices, interest rates and currencies. In addition, the Fund may utilize options on currencies in order to hedge against currency exchange rate risks or to gain exposure to one or more currencies. A call option written by the Fund is “covered” so long as the Fund owns: (i) the underlying investment subject to the option; (ii) securities convertible or exchangeable without the payment of any consideration into the securities subject to the option; or (iii) a call option on the relevant security or currency with an exercise price no higher than the exercise price on the call option written. A put option written by the Fund is “covered” if the Fund either (a) designates on its or its custodian records liquid securities having a value at least equal to the exercise price of the underlying investment or (b) has certain offsetting puts. Parties to options transactions must make certain payments and/or set aside certain amounts of assets in connection with each transaction.

By writing a call, the Fund will generally limit its opportunity to profit from an increase in the market value of the underlying investment above the exercise price of the option for as long as the Fund’s obligation as writer of the option continues. By writing a put, the Fund will generally limit its opportunity to profit from a decrease in the market value of the underlying investment below the exercise price of the option for as long as the Fund’s obligation as writer of the option continues. Upon the exercise of a put option written by the Fund, the Fund may suffer an economic loss equal to the difference between the price at which the fund is required to purchase the underlying investment and its market value at the time of the option exercise, less the premium received for writing the option. Upon the exercise of a call option written by the Fund, the Fund may suffer an economic loss equal to an amount not less than the Fund’s acquisition cost of the investment underlying the option, less the sum of the premium received for writing the option and the exercise price paid to the Fund.

The Fund may choose to exercise the options it holds, permit them to expire or terminate them prior to their expiration by entering into closing transactions. The Fund may enter into a closing purchase transaction in which the Fund purchases an option having the same terms as the option it had written or a closing sale transaction in which the Fund sells an option having the same terms as the option it had purchased.

Exchange-listed options on securities and currencies, with certain exceptions, generally settle by physical delivery of the underlying security or currency, although in the future, cash settlement may become available. Frequently, rather than taking or making delivery of the underlying instrument through the process of exercising the option, listed options are closed by entering into offsetting purchase or sale transactions that do not result in ownership of the new option. Index options are cash settled for the net amount, if any, by which the option is “in-the-money” (that is, the amount by which the value of the underlying instrument exceeds, in the case of a call option, or is less than, in the case of a put option, the exercise price of the option) at the time the option is exercised.

OTC options are purchased from or sold to securities dealers, financial institutions or other parties (collectively referred to as “counterparties” and individually referred to as a “counterparty”) through a direct bilateral agreement with the counterparty. In contrast to exchange-listed options, which generally have standardized terms and performance mechanics, the terms of an OTC option, including such terms as method of settlement, term, exercise price, premium, guaranties and security, are determined by negotiation of the parties.

Unless the parties provide for it, no central clearing or guaranty function is involved in an OTC option. As a result, if a counterparty fails to make or take delivery of the security, currency or other instrument underlying an OTC option it has entered into with the Fund or fails to make a cash settlement payment due in accordance with the terms of that option, the Fund will lose any premium it paid for the option as well as any anticipated benefit of the transaction. Thus, the investment manager must assess the creditworthiness of each such counterparty or any guarantor or credit enhancement of the counterparty’s credit to determine the likelihood that the terms of the OTC option will be met.

If the Fund sells a call option, the premium that it receives may serve as a partial hedge, to the extent of the option premium, against a decrease in the value of the underlying securities or instruments held by the Fund or will increase the Fund’s income. Similarly, the sale of put options can also provide gains for the Fund. The Fund may purchase and sell call options on securities that are traded on U.S. and foreign securities exchanges and in the OTC markets, and on securities indices, currencies and futures contracts. All calls sold by the Fund must be “covered” (that is, the Fund must own the securities or futures contract subject to the call), or must otherwise meet the asset segregation requirements described below for so long as the call is outstanding. Even though the Fund will receive the option premium to help protect it against loss, use of options could result in losses to the Fund, force the purchase or sale of portfolio securities at inopportune times or for prices higher or lower than current market values, or cause the Fund to hold a security it might otherwise sell or sell a security it might otherwise hold.

The Fund’s ability to close out its position as a purchaser or seller of an OCC-issued or exchange-listed put or call option is dependent, in part, upon the liquidity of the particular option market. Among the possible reasons for the absence of a liquid option market on an exchange are: (1) insufficient trading interest in certain options; (2) restrictions on transactions imposed by an exchange; (3) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities, including reaching daily price limits; (4) interruption of the normal operations of the OCC or an exchange; (5) inadequacy of the facilities of an exchange or the OCC to handle current trading volume; or (6) a decision by one or more exchanges to discontinue the trading of options (or a particular class or series of options), in which event the relevant market for that option on that exchange would cease to exist, although any such outstanding options on that exchange would continue to be exercisable in accordance with their terms.

The hours of trading for listed options may not coincide with the hours during which the underlying financial instruments are traded. To the extent that the option markets close before the markets for the underlying financial instruments, significant price and rate movements can take place in the underlying markets that would not be reflected in the corresponding option markets.

The Fund reserves the right to purchase or sell options on instruments and indices other than those described here and which may be developed in the future to the extent consistent with applicable law, the Fund’s investment objective and the restrictions set forth herein.

Options on Stocks and Stock Indices

The Fund may purchase put and call options and write covered put and call options on stocks and stock indices in order to hedge against movements in the equity markets or to potentially increase income or gain to the Fund. In addition, the Fund may purchase options on stocks that are traded over-the-counter. Options on stock indices are similar to options on specific securities. However, because options on stock indices do not involve the delivery of an underlying security, the option represents the holder’s right to obtain from the writer cash in an amount equal to a fixed multiple of the amount by which the exercise price exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying stock index on the exercise date. Options are also traded in certain industry or market segment indices such as the Oil Index, the Computer Technology Index and the Transportation Index. Stock index options are subject to position and exercise limits and other regulations imposed by the exchange on which they are traded.

If the manager expects general stock market prices to rise, the Fund might purchase a call option on a stock index or a futures contract on that index as a hedge against an increase in prices of particular equity securities it wants ultimately to buy. If the stock index does rise, the price of the particular equity securities intended to be purchased may also increase, but that increase should be offset in part by the increase in the value of the Fund’s index option or futures contract resulting from the increase in the index. If, on the other hand, the investment manager expects general stock market prices to decline, it might purchase a put option or sell a futures contract on the index. If that index does decline, the value of some or all of the equity securities in the Fund’s portfolio may also be expected to decline, but that decrease would be offset in part by the increase in the value of the Fund’s position in such put option or futures contract.

Options on Currencies

The Fund may invest in options on currencies traded on domestic and foreign securities exchanges in order to hedge against currency exchange rate risks or to increase income or gain, as described above in “Currency Transactions.”

Options on Futures Contracts

The Fund may purchase put and call options and write covered put and call options on futures contracts on stock indices, interest rates and currencies traded on domestic and, to the extent permitted by the CFTC, foreign exchanges, in order to hedge all or a portion of its investments or to increase income or gain and may enter into closing transactions in order to terminate existing positions. There is no guarantee that such closing transactions can be affected. An option on a stock index futures contract, interest rate futures contract or currency futures contract, as contrasted with the direct investment in such a contract, gives the purchaser the right, in return for the premium paid, to assume a position in the underlying contract at a specified exercise price at any time on or before the expiration date of the option. Upon exercise of an option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer’s futures margin account. The potential loss related to the purchase of an option on a futures contract is limited to the premium paid for the option (plus transaction costs). While the price of the option is fixed at the point of sale, the value of the option does change daily and the change would be reflected in the net asset value of the fund.

The purchase of an option on a financial futures contract involves payment of a premium for the option without any further obligation on the part of the Fund. If the Fund exercises an option on a futures contract it will be obligated to post initial margin (and potentially variation margin) for the resulting futures position just as it would for any futures position. Futures contracts and options thereon are generally settled by entering into an offsetting transaction, but no assurance can be given that a position can be offset prior to settlement or that delivery will occur.

Interest Rate and Equity Swaps and Related Transactions

The Fund may enter into interest rate and equity swaps and may purchase or sell (i.e., write) interest rate and equity caps, floors and collars. The Fund expects to enter into these transactions in order to hedge against either a decline in the value of the securities included in the Fund’s portfolio, or against an increase in the price of the securities which it plans to purchase, in order to preserve or maintain a return or spread on a particular investment or portion of its portfolio or to achieve a particular return on cash balances, or in order to increase income or gain. Interest rate and equity swaps involve the exchange by the Fund with another party of their respective commitments to make or receive payments based on a notional principal amount. The purchase of an interest rate or equity cap entitles the purchaser, to the extent that a specified index exceeds a predetermined level, to receive payments on a contractually-based principal amount from the party selling the interest rate or equity cap. The purchase of an interest rate or equity floor entitles the purchaser, to the extent that a specified index falls below a predetermined rate, to receive payments on a contractually-based principal amount from the party selling the interest rate or equity floor. A collar is a combination of a cap and a floor which preserve a certain return within a predetermined range of values.

The Fund will usually enter into interest rate and equity swaps on a net basis (i.e., the two payment streams are netted out), with the Fund receiving or paying, as the case may be, only the net amount of the two payments. The net amount of the excess, if any, of the Fund’s obligations over its entitlements with respect to each interest rate or equity swap will generally be accrued on a daily basis, and an amount of liquid assets having an aggregate net asset value at least equal to the accrued excess will be designated to cover such liability. If the Fund enters into an interest rate or equity swap on other than a net basis, the Fund will designate the full amount accrued on a daily basis of the Fund’s obligations with respect to the swap.

The use of interest rate and equity swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If the investment manager is incorrect in its forecasts of market values, interest rates and other applicable factors, the investment performance of the Fund would diminish compared with what it would have been if these investment techniques were not utilized. Moreover, even if the investment manager is correct in its forecasts, there is a risk that the swap position may correlate imperfectly with the price of the asset or liability being hedged.

As is the case with futures and options strategies, the effective use of swaps and related transactions by the Fund may depend, among other things, on the Fund’s ability to terminate the transactions at times when the manager deems it desirable to do so. To the extent the Fund does not, or cannot, terminate such a transaction in a timely manner, the Fund may suffer a loss in excess of any amounts that it may have received, or expected to receive, as a result of entering into the transaction.

The liquidity of swap agreements will be determined by the manager based on various factors, including (1) the frequency of trades and quotations, (2) the number of dealers and prospective purchasers in the marketplace, (3) dealer undertakings to make a market, (4) the nature of the security (including any demand or tender features), and (5) the nature of the marketplace for trades (including the ability to assign or offset the fund’s rights and obligations relating to the investment).

There is no limit on the amount of interest rate and equity swap transactions that may be entered into by the Fund. The effective use of swaps and related transactions by the Fund may depend, among other things, on the Fund’s ability to terminate the transactions at times when the manager deems it desirable to do so. Because swaps and related transactions are bilateral contractual arrangements between the Fund and counterparties to the transactions, the Fund’s ability to terminate such an arrangement may be considerably more limited than in the case of an exchange traded instrument. To the extent the Fund does not, or cannot, terminate such a transaction in a timely manner, the Fund may suffer a loss in excess of any amounts that it may have received, or expected to receive, as a result of entering into the transaction. If the other party to a swap defaults, the Fund’s risk of loss is the net amount of payments that the Fund contractually is entitled to receive, if any. The Fund may purchase and sell caps, floors and collars without limitation, subject to the segregated account requirement described above.

Credit Default Swaps

The Fund may enter into credit default swap contracts for hedging purposes or to add leverage to its portfolio. When used for hedging purposes, the Fund would be the buyer of a credit default swap contract. In that case, the Fund would be entitled to receive the par (or other agreed-upon) value of a referenced debt obligation, index or other investment from the counterparty to the contract in the event of a default by a third party, such as a U.S. or foreign issuer, on the referenced debt obligation. In return, the Fund would pay to the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, the Fund would have spent the stream of payments and received no benefit from the contract. When the fund is the seller of a credit default swap contract, it receives the stream of payments but is obligated to pay upon default of the referenced debt obligation. As the seller, the Fund would effectively add leverage to its portfolio because, in addition to its total assets, the Fund would be subject to investment exposure on the notional amount of the swap.

In addition to the risks applicable to derivatives generally, credit default swaps involve special risks because they are difficult to value, are highly susceptible to liquidity and credit risk, and generally pay a return to the party that has paid the premium only in the event of an actual default by the issuer of the underlying obligation, as opposed to a credit downgrade or other indication of financial difficulty.

In January 2009, the SEC issued temporary rules to allow for clearinghouses to facilitate certain credit default swap transactions between one or more counterparties. A clearinghouse may act as the intermediary, or central counterparty, in credit default swap transactions, reducing the risk of a counterparty defaulting on a transaction while providing a central location for regulators to view traders’ positions and prices. The use of a clearinghouse for credit default swaps is voluntary and the temporary rules are in effect from January 22, 2009 until September 25, 2009. In March 2009 the SEC approved exemptions to allow the CME Group, Inc. and InterContinental, Inc. to operate a clearinghouse for credit default swaps. Similarly, dealers of credit-default swaps in Europe agreed in February 2009 to use a clearinghouse in the European Union to guarantee derivatives. Nine banks and brokers, including Deutsche Bank AG, JPMorgan Chase & Co., and Barclays PLC, committed to start using one or more clearinghouses within the 27-nation region by the end of July 2009. The clearinghouse(s) will be funded by their members. In response to these developments, in March 2009 the Financial Industry Regulatory Authority (“FINRA”) proposed a pilot program imposing margin rules for credit default swap transactions executed by a registered broker-dealer and cleared by the CME Group, Inc. or other central counterparty platforms. FINRA speculates that the creation of CDS central counterparties will result in an increasing volume of CDS transactions being handled through broker-dealers instead of through affiliated entities of investment banks as in the past. FINRA’s pilot program is set to expire September 25, 2009.

Indexed Securities

The Fund may purchase securities whose prices are indexed to the prices of other securities, securities indices, currencies, or other financial indicators. Indexed securities typically, but not always, are debt securities or deposits whose value at maturity or coupon rate is determined by reference to a specific instrument or statistic. Currency-indexed securities typically are short-term to intermediate-term debt securities whose maturity values or interest rates are determined by reference to the values of one or more specified foreign currencies, and may offer higher yields than U.S. dollar-denominated securities of equivalent issuers. Currency-indexed securities may be positively or negatively indexed; that is, their maturity value may increase when the specified currency value increases, resulting in a security that performs similarly to a foreign currency-denominated instrument, or their maturity value may decline when foreign currencies increase, resulting in a security whose price characteristics are similar to a put on the underlying currency. Currency-indexed securities may also have prices that depend on the values of a number of different foreign currencies relative to each other.

Because the amount of interest and/or principal payments which the issuer of indexed debt securities is obligated to make is linked to the prices of other securities, securities indices, currencies, or other financial indicators, such payments may be significantly greater or less than payment obligations in respect of other types of debt securities. As a result, an investment in indexed debt securities may be considered speculative. Moreover, the performance of indexed securities depends to a great extent on the performance of and may be more volatile than the security, currency, or other instrument to which they are indexed, and may also be influenced by interest rate changes in the United States and abroad. At the same time, indexed securities are subject to the credit risks associated with the issuer of the security, and their values may decline substantially if the issuer’s creditworthiness deteriorates.

Losses resulting from the use of derivatives will reduce the Fund’s net asset value, and possibly income, and the losses can be greater than if derivatives had not been used.

Combined Transactions

The Fund may enter into multiple transactions, including multiple options transactions, multiple futures transactions, multiple currency transactions (including forward currency contracts), multiple interest rate transactions and any combination of futures, options, currency and interest rate transactions, instead of a single derivative, as part of a single or combined strategy when, in the judgment of the manager, it is in the best interests of the Fund to do so. A combined transaction will usually contain elements of risk that are present in each of its component transactions. Although combined transactions will normally be entered into by the Fund based on the manager’s judgment that the combined strategies will reduce risk or otherwise more effectively achieve the desired portfolio management goal, it is possible that the combination will instead increase the risks or hinder achievement of the Fund’s investment objective.

Use of Segregated and Other Special Accounts

Use of many derivatives by the Fund will require, among other things, that the Fund designate liquid assets to cover its obligations under the derivative to the extent the Fund’s obligations are not otherwise “covered” through ownership of the underlying security, financial instrument or currency or otherwise. In general, either the full amount of any obligation by the Fund to pay or deliver securities or assets must be covered at all times by the securities, instruments or currency required to be delivered, or, subject to any regulatory restrictions, an amount of liquid assets at least equal to the current amount of the obligation must be designated. A call option on securities written by the Fund, for example, will require the Fund to hold the securities subject to the call (or securities convertible into the needed securities without additional consideration) or to designate liquid securities sufficient to purchase and deliver the securities if the call is exercised.

A call option sold by the Fund on an index will require the Fund to own portfolio securities that correlate with the index or to segregate liquid securities equal to the excess of the index value over the exercise price on a current basis. A put option on securities written by the Fund will require the Fund to designate liquid securities equal to the exercise price.

The options entered into by the Fund, including those on securities, currency, financial instruments or indices, and OCC-issued and exchange-listed index options may provide for cash settlement or for physical delivery.

Derivatives may be covered by means other than those described above when consistent with applicable regulatory policies. The Fund may also enter into offsetting transactions so that its combined position, coupled with any segregated assets, equals its net outstanding obligation in related derivatives. The Fund could purchase a put option, for example, if the strike price of that option is the same as or higher than the strike price of a put option sold by the Fund. Moreover, instead of designating assets if it holds a futures contract or forward contract, the Fund could purchase a put option on the same futures contract or forward contract with a strike price as high as or higher than the price of the contract held. Other derivatives may also be offset in combinations. If the offsetting transaction terminates at the time of or after the primary transaction, no segregation is required, but if it terminates prior to that time, assets equal to any remaining obligation would need to be segregated.

Risks of Derivatives Outside the United States

When conducted outside the United States, derivatives may not be regulated as rigorously as in the United States, may not involve a clearing mechanism and related guarantees, and will be subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities, currencies and other instruments. In addition, the price of any foreign futures or foreign options contract and, therefore, the potential profit and loss thereon, may be affected by any variance in the foreign exchange rate between the time an order is placed and the time it is liquidated, offset or exercised. The value of positions taken as part of non-U.S. derivatives also could be adversely affected by: (1) other complex foreign political, legal and economic factors; (2) lesser availability of data on which to make trading decisions than in the United States; (3) delays in the Fund’s ability to act upon economic events occurring in foreign markets during nonbusiness hours in the United States; (4) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States; and (5) lower trading volume and liquidity.

Short Sales

The Fund may make short sales of securities consistent with its strategies. A short sale is a transaction in which the Fund sells a security it does not own in anticipation that the market price of that security will decline.

When the Fund makes a short sale, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale as collateral for its obligation to deliver the security upon conclusion of the sale. The Fund may have to pay a fee to borrow particular securities and is often obligated to pay over any accrued interest and dividends on such borrowed securities.

If the price of the security sold short increases between the time of the short sale and the time that the Fund replaces the borrowed security, the Fund will incur a loss; conversely, if the price declines, the Fund will realize a capital gain. Any gain will be decreased, and any loss increased, by the transaction costs described above. The successful use of short selling may be adversely affected by imperfect correlation between movements in the price of the security sold short and the securities being hedged.

To the extent that the Fund engages in short sales, it will provide collateral to the broker-dealer and (except in the case of short sales “against the box”) will maintain additional asset coverage in the form of segregated or “earmarked” assets that the Sub-Adviser determines to be liquid in accordance with procedures established by the Board of Trustees and that is equal to the current market value of the securities sold short, or will ensure that such positions are covered by “offsetting” positions, until the Fund replaces the borrowed security. A short sale is “against the box” to the extent that the Fund contemporaneously owns, or has the right to obtain at no added cost, securities identical to those sold short. The Fund may engage in short selling to the extent permitted by the federal securities laws and rules and interpretations thereunder. To the extent the Fund engages in short selling in foreign (non-U.S.) jurisdictions, the Fund will do so to the extent permitted by the laws and regulations of such jurisdiction.

Non-U.S. Securities

Investors should recognize that investing in the securities of non-U.S. issuers generally, and particularly in emerging market issuers, involves special considerations which are not typically associated with investing in securities of U.S. issuers. Investments in securities of non-U.S. issuers may involve risks arising from differences between U.S. and non-U.S. securities markets, including less volume, much greater price volatility in and relative illiquidity of non-U.S. securities markets, different trading and settlement practices and less governmental supervision and regulation, from changes in currency exchange rates, from high and volatile rates of inflation, from economic, social and political conditions and, as with domestic multinational corporations, from fluctuating interest rates.

Since most non-U.S. securities are denominated in non-U.S. currencies or traded primarily in securities markets in which settlements are made in non-U.S. currencies, the value of these investments and the net investment income available for distribution to shareholders of the Fund may be affected favorably or unfavorably by changes in currency exchange rates or exchange control regulations. Because the Fund may purchase securities denominated in non-U.S. currencies, a change in the value of any such currency against the U.S. dollar will result in a change in the U.S. dollar value of the Fund’s assets and the Fund’s income available for distribution. The Fund’s foreign currency transactions may give rise to ordinary income or loss, for federal income tax purposes, to the extent such income or loss results from fluctuations in the value of the foreign currency.

In addition, although the Fund’s income may be received or realized in foreign currencies, the Fund will be required to compute and distribute its income in U.S. dollars. Therefore, if the value of a currency relative to the U.S. dollar declines after the Fund’s income has been earned in that currency, translated into U.S. dollars and declared as a dividend, but before payment of such dividend, the Fund could be required to liquidate portfolio securities to pay such dividend. Similarly, if the value of a currency relative to the U.S. dollar declines between the time the Fund incurs expenses or other obligations in U.S. dollars in order to pay such expenses in U.S. dollars will be greater than the equivalent amount in such currency of such expenses at the time they were incurred.

Certain markets are in only the earliest stages of development.  There is also a high concentration of market capitalization and trading volume in a small number of issuers representing a limited number of industries, as well as a high concentration of investors and financial intermediaries.  Many of such markets also may be affected by developments with respect to more established markets in the region. Brokers in non-U.S. and emerging market countries typically are fewer in number and less capitalized than brokers in the United States.  These factors, combined with the U.S. regulatory requirements for open-end investment companies and the restrictions on foreign investment, result in potentially fewer investment opportunities for the Fund and may have an adverse impact on the investment performance of the Fund.  There generally is less governmental supervision and regulation of exchanges, brokers and issuers in non-U.S. countries than there is in the United States. For example, there may be no comparable provisions under certain non-U.S. laws to insider trading and similar investor protection securities laws that apply with respect to securities transactions consummated in the United States. Further, brokerage commissions and other transaction costs on non-U.S. securities exchanges generally are higher than in the United States. With respect to investments in certain emerging market countries, archaic legal systems may have an adverse impact on the Fund. For example, while the potential liability of a shareholder in a U.S. corporation with respect to acts of the corporation is generally limited to the amount of the shareholder’s investment, the notion of limited liability is less clear in emerging market countries. Similarly, the rights of investors in emerging market companies may be more limited than those of shareholders of U.S. corporations.

Other investment risks include the possible imposition of foreign withholding taxes on certain amounts of the Fund’s income which may reduce the net return on non-U.S. investments as compared to income received from a U.S. issuer, the possible seizure or nationalization of foreign assets and the possible establishment of exchange controls, expropriation, confiscatory taxation, other foreign governmental laws or restrictions which might affect adversely payments due on securities held by the Fund, the lack of extensive operating experience of eligible foreign subcustodians and legal limitations on the ability of the Fund to recover assets held in custody by a foreign subcustodian in the event of the subcustodian’s bankruptcy.

In addition, there may be less publicly-available information about a non-U.S. issuer than about a U.S. issuer, and non-U.S. issuers may not be subject to the same accounting, auditing and financial record-keeping standards and requirements as U.S. issuers. In particular, the assets and profits appearing on the financial statements of an emerging market country issuer may not reflect its financial position or results of operations in the way they would be reflected had the financial statements been prepared in accordance with U.S. generally accepted accounting principles. In addition, for an issuer that keeps accounting records in local currency, inflation accounting rules may require, for both tax and accounting purposes, that certain assets and liabilities be restated on the issuer’s balance sheet in order to express items in terms of currency of constant purchasing power. Inflation accounting may indirectly generate losses or profits. Consequently, financial data may be materially affected by restatements for inflation and may not accurately reflect the real condition of those issuers and securities markets. Finally, in the event of a default of any such foreign obligations, it may be more difficult for the Fund to obtain or enforce a judgment against the issuers of such obligations. The manner in which foreign investors may invest in companies in certain emerging market countries, as well as limitations on such investments, also may have an adverse impact on the operations of the Fund. For example, the Fund may be required in certain of such countries to invest initially through a local broker or other entity and then have the shares purchased re-registered in the name of the Fund. Re-registration may in some instances not be able to occur on a timely basis, resulting in a delay during which the Fund may be denied certain of its rights as an investor.

Non-U.S. markets have different clearance and settlement procedures, and in certain markets there have been times when settlements have failed to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Further, satisfactory custodial services for investment securities may not be available in some countries having smaller emerging markets, which may result in the Fund incurring additional costs and delays in transporting and custodying such securities outside such countries. Delays in settlement or other problems could result in periods when assets of the Fund are uninvested and no return is earned thereon. The inability of the Fund to make intended security purchases due to settlement problems or the risk of intermediary counterparty failures could cause the Fund to miss attractive investment opportunities. The inability to dispose of a portfolio security due to settlement problems could result either in losses to the Fund due to subsequent declines in the value of such portfolio security or, if the Fund has entered into a contract to sell the security, could result in possible liability to the purchaser.

Securities Related Activities

In some countries, banks or other financial institutions may constitute a substantial number of the leading companies or companies with the most actively traded securities. The Investment Company Act of 1940, as amended (the “1940 Act”) limits the Fund’s ability to invest in any equity security of an issuer which, in its most recent fiscal year, derived more than 15% of its revenues from “securities related activities,” as defined by the rules thereunder. These provisions may also restrict the Fund’s investments in certain non-U.S. banks and other financial institutions.

Non-U.S. Subcustodians

Rules adopted under the 1940 Act permit the Fund to maintain its non-U.S. securities and cash in the custody of certain eligible non-U.S. banks and securities depositories.

Certain banks in non-U.S. countries may not be eligible sub-custodians for the Fund, in which event the Fund may be precluded from purchasing securities in certain non-U.S. countries in which it otherwise would invest or which may result in the Fund’s incurring additional costs and delays in providing transportation and custody services for such securities outside of such countries. The Fund may encounter difficulties in effecting on a timely basis portfolio transactions with respect to any securities of issuers held outside their countries. Other banks that are eligible non-U.S. sub-custodians may be recently organized or otherwise lack extensive operating experience. In addition, in certain countries there may be legal restrictions or limitations on the ability of the Fund to recover assets held in custody by non-U.S. sub-custodians in the event of the bankruptcy of the sub-custodian.

Credit Ratings

The securities in which the Fund will invest will not be required to meet a minimum rating standard and may not be rated for creditworthiness by any internationally recognized credit rating organization. Such securities, commonly referred to as “junk bonds,” involve significantly greater risks, including price volatility and risk of default of payment of interest and principal than higher rated securities. An investment in the Fund should not be considered as a complete investment program for all investors. Moreover, substantial investments in non-U.S. securities may have adverse tax implications as described under “Taxes.”

The Sub-Adviser will take various factors into consideration in evaluating the creditworthiness of an issuer. For corporate debt securities, such factors typically include the issuer’s financial resources, its sensitivity to economic conditions and trends, the operating history of the issuer, and the experience and track record of the issuer’s management. For sovereign debt instruments, these will typically include the economic and political conditions within the issuer’s country, the issuer’s overall and external debt levels and debt service ratios, the issuer’s access to capital markets and other sources of funding, and the issuer’s debt service payment history. The manager will also review the ratings, if any, assigned to the security by any recognized rating organizations, although the manager’s judgment as to the quality of a debt security may differ from that suggested by the rating published by a rating service. In addition to the foregoing credit analysis, the manager will evaluate the relative value of an investment compared with its perceived credit risk. The Fund’s ability to achieve its investment objective may be more dependent on the manager’s credit analysis than would be the case if it invested in higher quality debt securities. A description of the ratings used by Moody’s and S&P is set forth in Appendix A.

Emerging Market Countries

Certain of the risks associated with international investments and investing in smaller capital markets are heightened for investments in emerging market countries.  For example, some of the currencies of emerging market countries have experienced devaluations relative to the U.S. dollar, and major adjustments have been made periodically in certain of such currencies.  Certain of such countries face serious exchange constraints.   In addition, governments of many emerging market countries have exercised and continue to exercise substantial influence over many aspects of the private sector.  In certain cases, the government owns or controls many companies, including the largest in the country.  Accordingly, government actions in the future could have a significant effect on economic conditions in developing countries which could affect private sector companies and the Fund, as well as the value of securities in the Fund.

Investment in certain emerging market securities is restricted or controlled to varying degrees which may at times limit or preclude investment in certain emerging market securities and increase the costs and expenses of the Fund.  Certain emerging market countries require governmental approval prior to investments by foreign persons, limit the amount of investment by foreign persons in a particular issuer, limit the investment by foreign persons to only a specific class of securities of an issuer that may have less advantageous rights than other classes, restrict investment opportunities in issuers in industries deemed important to national interests and/or impose additional taxes on foreign investors.  Certain emerging market countries may require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors which could adversely affect the Fund.  In addition, if deterioration occurs in an emerging market country’s balance of payments, it could impose temporary restrictions on foreign capital remittances.  Investing in local markets in emerging market countries may require a portfolio to adopt special procedures, seek local government approvals or take other actions, each of which may involve additional costs to the Fund.

Fixed Income Securities

The Fund may invest in fixed income securities. Fixed income securities generally pay a specified rate of interest or dividends, or a rate that is adjusted periodically by reference to some specified index or market rate or other factor. Fixed income securities may include securities issued by U.S. federal, state, local, and non-U.S. governments and other agencies and instrumentalities, and by a wide range of private or corporate issuers. Fixed income securities include, among others, bonds, notes, bills, debentures, convertible securities, bank obligations, mortgage and other asset-backed securities, loan participations and assignments and commercial paper.

Because interest rates vary, it is impossible to predict the income of the Fund for any particular period. Except to the extent that values are affected independently by other factors such as developments relating to a specific issuer or group of issuers, when interest rates decline, the value of a fixed-income portfolio can generally be expected to rise. Conversely, when interest rates rise, the value of a fixed-income portfolio can generally be expected to decline.  Prices of longer term securities generally increase or decrease more sharply than those of shorter term securities in response to interest rate changes, particularly if such securities were purchased at a discount.  It should be noted that the market values of securities rated below investment grade and comparable unrated securities tend to react less to fluctuations in interest rate levels than do those of higher-rated securities.

Call or Buy-Back Features

In addition, many fixed-income securities contain call or buy-back features that permit their issuers to call or repurchase the securities from their holders.  Such securities may present risks based on payment expectations.  Although the Fund may typically receive a premium if an issuer were to redeem a security, if an issuer exercises such a “call option” and redeems the security during a time of declining interest rates, the Fund may realize a capital loss on its investment if the security was purchased at a premium and the Fund may have to replace the called security with a lower yielding security, resulting in a decreased rate of return to the Fund.

Mortgage-Related And Other Asset Backed Securities

Mortgage-related securities are interests in pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. Pools of mortgage loans are assembled as securities for sale to investors by various governmental, government-related and private organizations. The Fund may also invest in debt securities which are secured with collateral consisting of mortgage-related securities

Mortgage Pass-Through Securities

Interests in pools of mortgage-related securities differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. Instead, these securities provide a monthly payment which consists of both interest and principal payments. In effect, these payments are a “pass-through” of the monthly payments made by the individual borrowers on their residential or commercial mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments are caused by repayments of principal resulting from the sale of the underlying property, refinancing or foreclosure, net of fees or costs which may be incurred. Some mortgage-related securities (such as securities issued by GNMA) are described as “modified pass-through.” These securities entitle the holder to receive all interest and principal payments owed on the mortgage pool, net of certain fees, at the scheduled payment dates regardless of whether or not the mortgagor actually makes the payment.

The rate of pre-payments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. To the extent that unanticipated rates of pre-payment on underlying mortgages increase in the effective duration of a mortgage-related security, the volatility of such security can be expected to increase.

The principal governmental guarantor of mortgage-related securities is GNMA. GNMA is a wholly owned United States Government corporation within the Department of Housing and Urban Development. GNMA is authorized to guarantee, with the full faith and credit of the United States Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA (such as savings and loan institutions, commercial banks and mortgage bankers) and backed by pools of mortgages insured by the Federal Housing Administration (the “FHA”), or guaranteed by the Department of Veterans Affairs (the “VA”).

Government-related guarantors (i.e., not backed by the full faith and credit of the United States Government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC”). FNMA is a government-sponsored corporation owned entirely by private stockholders. It is subject to general regulation by the Secretary of Housing and Urban Development. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA but are not backed by the full faith and credit of the United

States Government. FHLMC was created by Congress in 1970 for the purpose of increasing the availability of mortgage credit for residential housing. It is a government-sponsored corporation formerly owned by the twelve Federal Home Loan Banks and now owned entirely by private stockholders. FHLMC issues Participation Certificates (“PCs”) which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the United States Government. FNMA and FHLMC have both recently faced scrutiny regarding their accounting practices and policies.

Additionally, there has been ongoing concern expressed by critics and certain members of Congress over the size of the borrowing and purchasing activities of both companies and the impact they have on the U.S. economy. Congress has also expressed concern over FNMA and FHLMC improperly using their non-profit and charitable foundations to evade campaign finance laws to lobby Congress, and has called on FNMA’s board to demand repayment of executive bonuses obtained as a result of improper accounting manipulations. Legislation may be enacted in the future that limits the size and scope of the activities of both FNMA and FHLMC and/or subjects these companies to further regulatory oversight. Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional residential mortgage loans. Such issuers may be the originators and/or servicers of the underlying mortgage loans as well as the guarantors of the mortgage-related securities. Pools created by such non-governmental issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government or agency guarantees of payments in the former pools. However, timely payment of interest and principal of these pools may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit, which may be issued by governmental entities or private insurers. Such insurance and guarantees and the creditworthiness of the issuers thereof will be considered in determining whether a mortgage-related security meets the Trust’s investment quality standards. There can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. The Fund may buy mortgage-related securities without insurance or guarantees if, through an examination of the loan experience and practices of the originator/servicers and poolers, the Fund determines that the securities meet the Fund’s quality standards. Although the market for such securities is becoming increasingly liquid, securities issued by certain private organizations may not be readily marketable.

Mortgage-backed securities that are issued or guaranteed by the U.S. Government, its agencies or instrumentalities, are not subject to the Fund’s industry concentration restrictions, set forth below under “Investment Restrictions,” by virtue of the exclusion from that test available to all U.S. Government securities. In the case of privately issued mortgage-related securities, the Fund takes the position that mortgage-related securities do not represent interests in any particular “industry” or group of industries. The assets underlying such securities may be represented by a portfolio of first lien residential mortgages (including both whole mortgage loans and mortgage participation interests) or portfolios of mortgage pass-through securities issued or guaranteed by GNMA, FNMA or FHLMC. Mortgage loans underlying a mortgage-related security may in turn be insured or guaranteed by the FHA or the VA. In the case of private issue mortgage-related securities whose underlying assets are neither U.S. Government securities nor U.S. Government-insured mortgages, to the extent that real properties securing such assets may be located in the same geographical region, the security may be subject to a greater risk of default than other comparable securities in the event of adverse economic, political or business developments that may affect such region and, ultimately, the ability of residential homeowners to make payments of principal and interest on the underlying mortgages.

Collateralized Mortgage Obligations (“CMOs”)

A CMO is a debt obligation of a legal entity that is collateralized by mortgages and divided into classes. Similar to a bond, interest and prepaid principal is paid, in most cases, on a monthly basis. CMOs may be collateralized by whole mortgage loans or private mortgage bonds, but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by GNMA, FHLMC, or FNMA, and their income streams.

CMOs are structured into multiple classes, often referred to as “tranches,” with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including pre-payments. Actual maturity and average life will depend upon the pre-payment experience of the collateral. In the case of certain CMOs (known as “sequential pay” CMOs), payments of principal received from the pool of underlying mortgages, including pre-payments, are applied to the classes of CMOs in the order of their respective final distribution dates. Thus, no payment of principal will be made on any class of sequential pay CMOs until all other classes having an earlier final distribution date have been paid in full.

In a typical CMO transaction, a corporation (“issuer”) issues multiple series (e.g., A, B, C, Z) of CMO bonds (“Bonds”). Proceeds of the Bond offering are used to purchase mortgages or mortgage pass-through certificates (“Collateral”). The Collateral is pledged to a third party trustee as security for the Bonds. Principal and interest payments from the Collateral are used to pay principal on the Bonds in the order A, B, C, Z. The Series A, B, and C Bonds all bear current interest. Interest on the Series Z Bond is accrued and added to principal and a like amount is paid as principal on the Series A, B, or C Bond currently being paid off. When the Series A, B, and C Bonds are paid in full, interest and principal on the Series Z Bond begins to be paid currently. CMOs may be less liquid and may exhibit greater price volatility than other types of mortgage- or asset-backed securities.

Commercial Mortgage-Backed Securities include securities that reflect an interest in, and are secured by, mortgage loans on commercial real property. The market for commercial mortgage-backed securities developed more recently and in terms of total outstanding principal amount of issues is relatively small compared to the market for residential single-family mortgage-backed securities. Many of the risks of investing in commercial mortgage-backed securities reflect the risks of investing in the real estate securing the underlying mortgage loans. These risks reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make loan payments, and the ability of a property to attract and retain tenants. Commercial mortgage-backed securities may be less liquid and exhibit greater price volatility than other types of mortgage- or asset-backed securities.

Other Mortgage-Related Securities

Other mortgage-related securities include securities other than those described above that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property, including mortgage dollar rolls, CMO residuals or stripped mortgage-backed securities (“SMBS”). Other mortgage-related securities may be equity or debt securities issued by agencies or instrumentalities of the U.S. Government or by private originators of, or investors in, mortgage loans, including savings and loan associations, homebuilders, mortgage banks, commercial banks, investment banks, partnerships, trusts and special purpose entities of the foregoing.

CMO Residuals

CMO residuals are mortgage securities issued by agencies or instrumentalities of the U.S. Government or by private originators of, or investors in, mortgage loans, including savings and loan associations, homebuilders, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing.

The cash flow generated by the mortgage assets underlying a series of CMOs is applied first to make required payments of principal and interest on the CMOs and second to pay the related administrative expenses and any management fee of the issuer. The residual in a CMO structure generally represents the interest in any excess cash flow remaining after making the foregoing payments. Each payment of such excess cash flow to a holder of the related CMO residual represents income and/or a return of capital. The amount of residual cash flow resulting from a CMO will depend on, among other things, the characteristics of the mortgage assets, the coupon rate of each class of CMO, prevailing interest rates, the amount of administrative expenses and the pre-payment experience on the mortgage assets. In particular, the yield to maturity on CMO residuals is extremely sensitive to pre-payments on the related underlying mortgage assets, in the same manner as an interest only (“IO”) class of stripped mortgage-backed securities. In addition, if a series of a CMO includes a class that bears interest at an adjustable rate, the yield to maturity on the related CMO residual will also be extremely sensitive to changes in the level of the index upon which interest rate adjustments are based. As described below with respect to stripped mortgage-backed securities, in certain circumstances the Fund may fail to recoup fully its initial investment in a CMO residual.

CMO residuals are generally purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers. The CMO residual market has only very recently developed and CMO residuals currently may not have the liquidity of other more established securities trading in other markets. Transactions in CMO residuals are generally completed only after careful review of the characteristics of the securities in question. In addition, CMO residuals may, or pursuant to an exemption therefrom, may not have been registered under the Securities Act of 1933, as amended (the “1933 Act”). CMO residuals, whether or not registered under the 1933 Act, may be subject to certain restrictions on transferability, and may be deemed “illiquid” and subject to the Fund’s limitations on investment in illiquid securities.

Adjustable Rate Mortgage Backed Securities

Adjustable rate mortgage-backed securities (“ARMBSs”) have interest rates that reset at periodic intervals. Acquiring ARMBSs permits the Fund to participate in increases in prevailing current interest rates through periodic adjustments in the coupons of mortgages underlying the pool on which ARMBSs are based. Such ARMBSs generally have higher current yield and lower price fluctuations than is the case with more traditional fixed income debt securities of comparable rating and maturity. In addition, when prepayments of principal are made on the underlying mortgages during periods of rising interest rates, the Fund can reinvest the proceeds of such prepayments at rates higher than those at which they were previously invested. Mortgages underlying most ARMBSs, however, have limits on the allowable annual or lifetime increases that can be made in the interest rate that the mortgagor pays. Therefore, if current interest rates rise above such limits over the period of the limitation, the Fund, when holding an ARMBS, does not benefit from further increases in interest rates. Moreover, when interest rates are in excess of coupon rates (i.e., the rates being paid by mortgagors) of the mortgages, ARMBSs behave more like fixed income securities and less like adjustable rate securities and are subject to the risks associated with fixed income securities. In addition, during periods of rising interest rates, increases in the coupon rate of adjustable rate mortgages generally lag current market interest rates slightly, thereby creating the potential for capital depreciation on such securities.

Stripped Mortgage-Backed Securities

SMBS are derivative multi-class mortgage securities. SMBS may be issued by agencies or instrumentalities of the U.S. Government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing.

SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of SMBS will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the “IO” class), while the other class will receive all of the principal (the principal-only or “PO” class). The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including pre-payments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on the Fund’s yield to maturity from these securities. If the underlying mortgage assets experience greater than anticipated pre-payments of principal, the Fund may fail to recoup some or all of its initial investment in these securities even if the security is in one of the highest rating categories.

Although SMBS are purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers, these securities were only recently developed. As a result, established trading markets have not yet developed and, accordingly, these securities may be deemed “illiquid” and subject to the Fund’s limitations on investment in illiquid securities.

Collateralized Debt Obligations

The Fund may invest in collateralized debt obligations (“CDOs”), which includes collateralized bond obligations (“CBOs”), collateralized loan obligations (“CLOs”) and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. CDOs may charge management fees and administrative expenses.

For both CBOs and CLOs, the cash flows from the trust are split into two or more portions, called tranches, varying in risk and yield. The riskiest portion is the “equity” tranche which bears the bulk of defaults from the bonds or loans in the trust and serves to protect the other, more senior tranches from default in all but the most severe circumstances. Since it is partially protected from defaults, a senior tranche from a CBO trust or CLO trust typically have higher ratings and lower yields than their underlying securities, and can be rated investment grade. Despite the protection from the equity tranche, CBO or CLO tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults, as well as aversion to CBO or CLO securities as a class.

The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which the Fund invests. Normally, CBOs, CLOs and other CDOs are privately offered and sold, and thus, are not registered under the securities laws. As a result, investments in CDOs may be characterized by the Fund as illiquid securities, however an active dealer market may exist for CDOs allowing a CDO to qualify for Rule 144A transactions. In addition to the normal risks associated with fixed income securities discussed elsewhere in this Statement of Additional Information and the Prospectus (e.g., interest rate risk and default risk), CDOs carry additional risks including, but are not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) the Fund may invest in CDOs that are subordinate to other classes; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

Mortgage “Dollar Roll” Transactions

The Fund may enter into mortgage “dollar roll” transactions with selected banks and broker-dealers. In a dollar roll, the Fund sells mortgage-backed securities and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities on a specified future day. The Fund will only enter into covered rolls. A “covered roll” is a specific type of dollar roll for which there is an offsetting cash or cash equivalent security position which matures on or before the forward settlement date of the dollar roll transaction. Covered rolls are not treated as a borrowing or other senior security and will be excluded from the calculation of the Fund’s borrowings and other senior securities. For financial reporting and tax purposes, the Fund treats mortgage dollar rolls as two separate transactions: one involving the purchase of a security and a separate transaction involving a sale. The Fund does not currently intend to enter into mortgage dollar roll transactions that are accounted for as financing.

Consistent with the Fund’s investment objectives and policies, the Fund also may invest in other types of asset-backed securities.

Bank Obligations

Bank obligations that may be purchased by the Fund include certificates of deposit, banker’s acceptances and fixed time deposits.  A certificate of deposit is a short-term negotiable certificate issued by a commercial bank against funds deposited in the bank and is either interest-bearing or purchased on a discount basis.  A banker’s acceptance is a short-term draft drawn on a commercial bank by a borrower, usually in connection with an international commercial transaction.  The borrower is liable for payment, as is the bank, which unconditionally guarantees to pay the draft at its face amount on the maturity date.  Fixed time deposits are obligations of branches of U.S. or non-U.S. banks which are payable at a stated maturity date and bear a fixed rate of interest.  Although fixed time deposits do not have a market, there are no contractual restrictions on the right to transfer a beneficial interest in the deposit to a third party.  Bank obligations may be general obligations of the parent bank or may be limited to the issuing branch by the terms of the specific obligations or by government regulation.   Securities issued or guaranteed by non-U.S. banks and non-U.S. branches of U.S. banks are subject to many of the risks of investing in non-U.S. securities generally.

Banks are subject to extensive governmental regulations which may limit both the amounts and types of loans and other financial commitments which may be made and interest rates and fees which may be charged.  The profitability of this industry is to a significant extent dependent upon the availability and cost of capital of funds used by the bank to finance its lending operations.  Also, general economic conditions play an important part in the operations of this industry and exposure to credit losses arising from possible financial difficulties of borrowers might affect a bank’s ability to meet its obligations.

Convertible Securities

The Fund may invest in convertible securities, which are bonds, debentures, notes, preferred stock or other securities, which may be converted into or exchanged for a prescribed amount of common stock of the same or different issuer within a particular period of time at a specified price or formula.  A convertible security entitles the holder to receive interest paid or accrued on debt or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged.  Before conversion, convertible securities ordinarily provide a stream of income, which generate higher yields than those of common stocks of the same or similar issuers but lower than the yield on non-convertible debt.  Convertible securities are usually subordinate or are comparable to non-convertible securities but rank senior to common stock or shares in a company’s capital structure.   The value of a convertible security is a function of (1) its yield in comparison with the yields of other securities of comparable maturity and quality that do not have a conversion privilege and (2) its worth, at market value, if converted into the underlying common stock.  Convertible securities are typically issued by smaller capitalized companies whose stock prices may be volatile.  The price of a convertible security often reflects such variations in the price of the underlying common stock in a way that non-convertible debt does not.  A convertible security may be subject to redemption at the option of the issuer at a price established in the convertible security’s governing instrument.

High Yield Securities

The Fund may invest in high yield securities.  High yield securities are considered speculative with respect to the issuer’s capacity to pay interest and repay principal in accordance with the terms of the obligations.  Under rating agency guidelines, any quality and protective characteristics of high yield securities will likely be outweighed by large uncertainties or major risk exposures to adverse conditions.  Medium and lower rated securities may have poor prospects of ever attaining any real investment standing, may have a current identifiable vulnerability to default, may be unlikely to have the capacity to pay interest and repay principal when due in the event of adverse business, financial or economic conditions, and/or may be in default or not current in the payment of interest or principal. The Fund’s achievements of its objective may be more dependent on the manager’s own credit analysis than is the case with funds that invest in higher rated fixed income securities.

Changes in Credit Ratings.  Changes by recognized rating services in their ratings of a high yield security and in the ability of an issuer to make payments of interest and principal may also affect the value of these investments.  A description of the ratings used by Moody’s and S&P is set forth in Appendix A to this SAI.  The ratings of Moody’s and S&P generally represent the opinions of those organizations as to the quality of the securities that they rate.  Such ratings, however, are relative and subjective, are not absolute standards of quality, are subject to change and do not evaluate the market risk or liquidity of the securities. Ratings of a non-U.S. debt instrument, to the extent that those ratings are undertaken, are related to evaluations of the country in which the issuer of the instrument is located, which may cause a rating to be lower than would otherwise by suggested by the intrinsic creditworthiness of the issuer.

Liquidity.  The secondary markets for high yield securities are not as liquid as the secondary markets for higher rated securities.  The secondary markets for high yield securities are concentrated in relatively few market makers and participants in the market are mostly institutional investors, including insurance companies, banks, other financial institutions and mutual funds.  In addition, the trading volume for high yield securities is generally lower than that for higher-rated securities and the secondary markets could contract under adverse market or economic conditions independent of any specific adverse changes in the condition of a particular issuer, decreasing the liquidity of the high yield securities held in the Fund’s portfolio.  These factors may have an adverse effect on the ability of the Fund holding such securities to dispose of particular portfolio investments at the price it would wish, may adversely affect the Fund’s net asset value per share and may limit the ability of such the Fund to obtain accurate market quotations for purposes of valuing securities and calculating net asset value.

Legislative and Regulatory Developments.  Prices for high yield securities may be affected by legislative and regulatory developments.  These laws could adversely affect the Fund’s net asset value and investment practices, the secondary market for high yield securities, the financial condition of issuers of these securities and the value of outstanding high yield securities.  For example, federal legislation requiring the divestiture by federally insured savings and loan associations of their investments in high yield bonds and limiting the deductibility of interest by certain corporate issuers of high yield bonds adversely affected the market in prior years.

High Yield Corporate Securities. While the market values of securities rated below investment grade and comparable unrated securities tend to react less to fluctuations in interest rate levels than do those of higher-rated securities, the values of certain of these securities also tend to be more sensitive to individual corporate developments and changes in economic conditions than higher-rated securities.  In addition, such securities present a higher degree of credit risk.  Issuers of these securities are often highly leveraged and may not have more traditional methods of financing available to them, so that their ability to service their debt obligations during an economic downturn or during sustained periods of rising interest rates may be impaired.  The risk of loss due to default by such issuers is significantly greater than with investment grade securities because such securities generally are unsecured and subordinated to the prior payment of senior indebtedness.  The Fund also may incur additional expenses to the extent that it is required to seek recovery upon a default in the payment of principal or interest on its portfolio holdings. These risks may be greater for non-U.S. high yield securities especially those of issuers located in emerging markets.

The development of markets for high yield corporate securities has been a relatively recent phenomenon, especially outside the United States.  In addition, these markets have undergone significant changes in the past and may undergo significant changes in the future.

Most of the high yield securities in which the Fund invests will bear interest at fixed rates but the Fund may also invest in securities with variable rates of interest or which involve equity features, such as contingent interest or participations based on revenues, sales or profits (i.e., interest or other payments, often in addition to a fixed rate of return, that are based on the borrower’s attainment of specified levels of revenues, sales or profits and thus enable the holder of the security to share in the potential success of the venture).

High Yield Non-U.S. Debt Securities. Investing in fixed and floating rate high yield non-U.S. debt securities, especially those of issuers located in emerging market countries, will expose the Fund to the direct or indirect consequences of political, social or economic changes in the countries that issue the securities or in which the issuers are located, in addition to the risks of investing in high yield securities generally.  For example, the ability and willingness of sovereign obligors in emerging market countries or the governmental authorities that control repayment of their external debt to pay principal and interest on such debt when due may depend on general economic and political conditions within the relevant country.  Certain countries in which the Fund may invest, especially emerging market countries, have historically experienced, and may continue to experience, high rates of inflation, high interest rates, exchange rate trade difficulties and extreme poverty and unemployment.  Many of these countries are also characterized by political uncertainty or instability.  Additional factors which may influence the ability or willingness to service debt include, but are not limited to, an issuer’s (including sovereign issuers) cash flow situation, the availability of sufficient foreign exchange on the date a payment is due, and the relative size of its debt service burden.  Non-U.S. issuers, including government issuers, may also have debt (such as commercial bank debt) which is senior to its high yield securities.

The ability of a non-U.S. sovereign obligor, especially an obligor in an emerging market country, to make timely payments on its external debt obligations will also be strongly influenced by the obligor’s balance of payments, including export performance, its access to international credits and investments, fluctuations in interest rates and the extent of its foreign reserves, and the issuing government’s policy towards the International Monetary Fund, the World Bank and other international agencies.  A country whose exports are concentrated in a few commodities or whose economy depends on certain strategic imports could be vulnerable to fluctuations in international prices of these commodities or imports.  To the extent that a country receives payment for its exports in currencies other than dollars, its ability to make debt payments denominated in dollars could be adversely affected.  If a non-U.S. sovereign obligor cannot generate sufficient earnings from foreign trade to service its external debt, it may need to depend on continuing loans and aid from foreign governments, commercial banks and multilateral organizations, and inflows of foreign investment.  The commitment on the part of these foreign governments, multilateral organizations and others to make such disbursements may be conditioned on the government’s implementation of economic reforms and/or economic performance and the timely service of its obligations.  Failure to implement such reforms, achieve such levels of economic performance or repay principal or interest when due may result in the cancellation of such third parties’ commitments to lend funds, which may further impair the obligor’s ability or willingness to timely service its debts.  The cost of servicing external debt will also generally be adversely affected by rising international interest rates, because many external debt obligations bear interest at rates which are adjusted based upon international interest rates.  The ability to service external debt will also depend on the level of the relevant government’s international currency reserves and its access to foreign exchange.  Currency devaluations may affect the ability of an issuer to obtain sufficient foreign exchange to service its debt. The risks enumerated above are particularly heightened with regard to issuers in emerging market countries.

As a result of the foregoing or other factors, a governmental obligor, especially an obligor in an emerging market country, may default on its obligations.  If such an event occurs, the Fund may have limited legal recourse against the issuer and/or guarantor.  Remedies must, in some cases, be pursued in the courts of the defaulting party itself, and the ability of the holder of non-U.S. sovereign debt securities to obtain recourse may be subject to the political climate in the relevant country.

Firm Commitments and When-Issued Securities

The Fund may purchase securities on a firm commitment basis, including when-issued securities.  Securities purchased on a firm commitment basis are purchased for delivery beyond the normal settlement date at a stated price and yield.  No income accrues to the purchaser of a security on a firm commitment basis prior to delivery.  Such securities are recorded as an asset and are subject to changes in value based upon changes in the general level of interest rates.  Purchasing a security on a firm commitment basis can involve a risk that the market price at the time of delivery may be lower than the agreed upon purchase price, in which case there could be an unrealized loss at the time of delivery.  The Fund will only make commitments to purchase securities on a firm commitment basis with the intention of actually acquiring the securities, but may sell them before the settlement date if it is deemed advisable.  The Fund will designate liquid assets in an amount at least equal in value to the Fund’s commitments to purchase securities on a firm commitment basis.  If the value of these assets declines, the Fund will place additional liquid assets in the account on a daily basis so that the value of the assets in the account is equal to the amount of such commitments.

Floating and Variable Rate Instruments

The Fund may each invest in floating and variable rate obligations. Floating or variable rate obligations bear interest at rates that are not fixed, but vary with changes in specified market rates or indices, such as the prime rate, and at specified intervals. The variable rate obligations in which the Fund may invest include variable rate master demand notes, which are unsecured instruments issued pursuant to an agreement between the issuer and the holder that permit the indebtedness thereunder to vary and provide for periodic adjustments in the interest rate.

Certain of the floating or variable rate obligations that may be purchased by the Fund may carry a demand feature that would permit the holder to tender them back to the issuer of the instrument or to a third party at par value prior to maturity.  Some of the demand instruments purchased by the Fund are not traded in a secondary market and derive their liquidity solely from the ability of the holder to demand repayment from the issuer or third party providing credit support.  If a demand instrument is not traded in a secondary market, the Fund will nonetheless treat the instrument as liquid for the purposes of its investment restriction limiting investments in illiquid securities unless the demand feature has a notice period of more than seven days; if the notice period is greater than seven days, such a demand instrument will be characterized as illiquid for such purpose.   The Fund’s right to obtain payment at par on a demand instrument could be affected by events occurring between the date the Fund elects to demand payment and the date payment is due that may affect the ability of the issuer of the instrument or a third party providing credit support to make payment when due.  To facilitate settlement, some demand instruments may be held in book entry form at a bank other than the Fund’s custodian subject to a sub-custodian agreement approved by the Fund between that bank and the Fund’s custodian.

Inflation-Indexed Bonds

Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. Two structures are common. The U.S. Treasury and some other issuers use a structure that accrues inflation into the principal value of the bond. Most other issuers pay out the CPI accruals as part of a semiannual coupon.

Inflation-indexed securities issued by the U.S. Treasury have maturities of five, ten or twenty years, although it is possible that securities with other maturities will be issued in the future. The U.S. Treasury securities pay interest on a semiannual basis, equal to a fixed percentage of the inflation-adjusted principal amount. For example, if the Fund purchased an inflation-indexed bond with a par value of $1,000 and a 3% real rate of return coupon (payable 1.5% semi-annually), and inflation over the first six months were 1%, the mid-year par value of the bond would be $1,010 and the first semi-annual interest payment would be $15.15 ($1,010 times 1.5%). If inflation during the second half of the year resulted in the whole years’ inflation equaling 3%, the end-of-year par value of the bond would be $1,030 and the second semi-annual interest payment would be $15.45 ($1,030 times 1.5%).

If the periodic adjustment rate measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S.

Treasury inflation-indexed bonds, even during a period of deflation. However, the current market value of the bonds is not guaranteed, and will fluctuate. The Funds may also invest in other inflation related bonds which may or may not provide a similar guarantee. If a guarantee of principal is not provided, the adjusted principal value of the bond repaid at maturity may be less than the original principal. The value of inflation-indexed bonds is expected to change in response to changes in real interest rates. Real interest rates in turn are tied to the relationship between nominal interest rates and the rate of inflation.

Interest-Only Securities

Interest only securities (“IOs”) are a form of stripped mortgage security.  Stripped mortgage securities may be issued by agencies or instrumentalities of the U.S. government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks and special purpose subsidiaries of the foregoing.  The risk of early prepayment is the primary risk associated with IOs.

Stripped mortgage securities are structured with two or more classes of securities that receive different proportions of the interest and principal distributions on a pool of mortgage assets.  IOs are one class of a stripped mortgage security that receives all of the interest (while another class will receive all of the principal (“POs” or “principal only class”)).

Brady Bonds

Brady Bonds are securities created through the exchange of existing commercial bank loans to sovereign entities for new obligations in connection with debt restructurings under a debt restructuring plan introduced by former U.S. Secretary of the Treasury, Nicholas P. Brady. Brady Bonds may be collateralized or uncollateralized, are issued in various currencies (but primarily the U.S. dollar), and are traded in the over-the-counter secondary market. Brady Bonds are not considered to be U.S. government securities. In light of the residual risk of Brady Bonds and, among other factors, the history of defaults with respect to commercial bank loans by public and private entities in countries issuing Brady Bonds, investments in Brady Bonds may be viewed as speculative. There can be no assurance that Brady Bonds acquired by a Fund will not be subject to restructuring arrangements or to requests for new credit, which may cause the Fund to suffer a loss of interest or principal on any of its holdings.

Loan Participations and Assignments

The Fund may invest in loan participations and assignments.  The Fund considers loan participations and assignments to be investments in debt securities.  Loan participations typically will result in the Fund having a contractual relationship only with the lender, not with the borrower.  The Fund will have the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the participation and only upon receipt by the lender of the payments from the borrower.  Under a loan participation, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any rights of set-off against the borrower, and the Fund may not benefit directly from any collateral supporting the loan in which it has purchased the participation.  As a result, the Fund will assume the credit risk of both the borrower and the lender that is selling the participation.  In the event of the insolvency of the lender selling a participation, the Fund may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower.  When the Fund purchases assignments of loans from lenders, the Fund will acquire direct rights against the borrower on the loan, except that under certain circumstances such rights may be more limited than those held by the assigning lender.

The Fund may have difficulty disposing of assignments and loan participations.  In many cases the market for such instruments is not highly liquid, and therefore the Fund anticipates that in such cases such instruments could be sold only to a limited number of institutional investors.  The lack of a highly liquid secondary market may have an adverse impact on the value of such instruments and will have an adverse impact on the Fund’s ability to dispose of particular assignments or loan participations in response to a specific economic event, such as deterioration in the creditworthiness of the borrower or the ability to dispose of them at the price issued.

Money Market Instruments/Securities

The Fund may hold money market instruments, including commercial paper, bankers acceptances, certificates of deposit and other short term debt securities as ancillary liquid assets.

Restricted Securities and Securities With Limited Trading Markets (Rule 144A)

The Fund may purchase securities for which there is a limited trading market or which are subject to restrictions on resale to the public.  If the Fund were to acquire substantial positions in securities with limited trading markets, the activities of the Fund could have an adverse effect upon the liquidity and marketability of such securities and the Fund might not be able to dispose of its holdings in those securities at then current market prices.  Circumstances could also exist (to satisfy redemptions, for example) when portfolio securities might have to be sold by the Fund at times which otherwise might be considered to be disadvantageous so that the Fund might receive lower proceeds from such sales than it had expected to realize.  Investments in securities which are “restricted” may involve added expenses to the Fund should the Fund be required to bear registration costs with respect to such securities and could involve delays in disposing of such securities which might have an adverse effect upon the price and timing of sales of such securities and the liquidity of the Fund with respect to redemptions.  Restricted securities and securities for which there is a limited trading market may be significantly more difficult to value due to the unavailability of reliable market quotations for such securities, and investment in such securities may have an adverse impact on net asset value.  Certain Funds may purchase Rule 144A securities for which there may be a secondary market of qualified institutional buyers as contemplated by Rule 144A under the 1933 Act. Liquidity determinations with respect to Rule 144A securities will be made by the Fund’s Board or by the manager pursuant to guidelines established by the Board of Trustees. The Fund’s holdings of Rule 144A securities which are considered liquid securities will not be subject to the Fund’s applicable limitation on investments in illiquid securities.

The Fund may purchase Rule 144A securities on the GSTrUE exchange and other similar exchanges.  These markets  provide access to only institutional and highly sophisticated investors. They allow private companies to raise capital without the disclosure requirements of public markets and follow specific SEC rules to avoid certain disclosure requirements. Under these rules, companies are able to sell securities without registering them if the issued securities are limited to qualified institutional buyers (investors with at least $100 million in assets), and there are less than 500 shareholders.  The market is run through a proprietary trading system. This system allows the members of the exchange to view bid and ask offers and recent sales. Actual transactions are made through special brokers.  Because of the lack of disclosure in these markets, shares are expected to trade at a discount to the equivalent price achievable if the shares were listed on a public market.  Companies utilizing these markets however, believe that the ability to avoid disclosure requirements of public markets is more important than receiving the higher price available from a public exchange listing.

U.S. Government Securities

The Fund may invest without limit in securities issued or guaranteed by the U.S. government or by its agencies or instrumentalities.  U.S. government securities in general include a wide variety of U.S. Treasury obligations consisting of bills, notes and bonds, which principally differ only in their interest rates, maturities and times of issuance.  Securities issued or guaranteed by U.S. government agencies and instrumentalities are debt securities issued by agencies or instrumentalities established or sponsored by the U.S. government and may be backed only by the credit of the issuing agency or instrumentality.  The Fund will invest in such obligations only where the manager is satisfied that the credit risk with respect to the issuer is minimal.

Securities issued by the U.S. Treasury generally do not involve the credit risks associated with investments in other types of fixed-income securities, although, as a result, the yields available from these securities are generally lower than the yields available from corporate fixed-income securities. Like other debt securities, however, the values of U.S. government securities change as interest rates fluctuate, which could affect the Fund’s net asset value. Since the magnitude of these fluctuations will generally be greater at times when the Fund’s average maturity is longer, under certain market conditions the Fund may, for temporary defensive purposes, accept lower current income from short-term investments rather than investing in higher yielding long-term securities. Some U.S. Government securities (such as Fannie Maes and Freddie Macs) are guaranteed as to the payment of principal and interest by the relevant entity (e.g., FNMA or FHLMC) but are not backed by the full faith and credit of the U.S. government securities. Therefore, the securities would generally be neither the securities issued or guaranteed by the U.S. Treasury. FNMA and FHLMC have each been the subject of investigations by federal regulators over certain accounting matters. Such investigations, and any resulting restatements of financial statements, may adversely affect the guaranteeing entity and, as a result, the payment of principal or interest on these types of securities.

Zero Coupon Securities, Pay-In-Kind Bonds and Deferred Payment Securities

The Fund may invest in zero coupon securities, pay-in-kind bonds and deferred payment securities.   Zero coupon securities are debt securities that pay no cash income but are sold at substantial discounts from their value at maturity.  When a zero coupon security is held to maturity, its entire return, which consists of the amortization of discount, comes from the difference between its purchase price and its maturity value.  This difference is known at the time of purchase, so that investors holding zero coupon securities until maturity know at the time of their investment what the expected return on their investment will be.  Zero coupon securities may have conversion features.  The Fund also may purchase pay-in-kind bonds.  Pay-in-kind bonds pay all or a portion of their interest in the form of debt or equity securities.  Deferred payment securities are securities that remain zero coupon securities until a predetermined date, at which time the stated coupon rate becomes effective and interest becomes payable at regular intervals.

Zero coupon securities, pay-in-kind bonds and deferred payment securities tend to be subject to greater price fluctuations in response to changes in interest rates than are ordinary interest-paying debt securities with similar maturities. The value of zero coupon securities appreciates more during periods of declining interest rates and depreciates more during periods of rising interest rates than ordinary interest-paying debt securities with similar maturities.  Zero coupon securities, pay-in-kind bonds and deferred payment securities may be issued by a wide variety of corporate and governmental issuers.  Although these instruments are generally not traded on a national securities exchange, they are widely traded by brokers and dealers and, to such extent, will not generally be considered illiquid for the purposes of the Fund’s limitation on investments in illiquid securities.

Current federal income tax law requires the holder of a zero coupon security, certain pay-in-kind bonds, deferred payment securities and certain other securities acquired at a discount to accrue income with respect to these securities prior to the receipt of cash payments.  Accordingly, to avoid liability for federal income and excise taxes, the Fund may be required to distribute income accrued with respect to these securities and may have to dispose of portfolio securities under disadvantageous circumstances in order to generate cash to satisfy these distribution requirements.

OTHER PRACTICES

Borrowing

Borrowing creates an opportunity for increased return, but, at the same time, creates special risks.  Furthermore, if the Fund were to engage in borrowing, an increase in interest rates could reduce the value of the Fund’s shares by increasing the Fund’s interest expense.

Subject to the limitations described under “Investment Limitations” below, the Fund may be permitted to borrow for temporary purposes and/or for investment purposes. Such a practice will result in leveraging of the Fund’s assets and may cause the Fund to liquidate portfolio positions when it would not be advantageous to do so. This borrowing may be secured or unsecured. Provisions of the 1940 Act require the Fund to maintain continuous asset coverage (that is, total assets including borrowings, less liabilities exclusive of borrowings) of 300% of the amount borrowed, with an exception for borrowings not in excess of 5% of the Fund’s total assets made for temporary administrative purposes. Any borrowings for temporary administrative purposes in excess of 5% of the Fund’s total assets will count against this asset coverage requirement. If the 300% asset coverage should decline as a result of market fluctuations or other reasons, the Fund may be required to sell some of its portfolio holdings within three days to reduce the debt and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint if the Fund sells securities at that time.  Borrowing will tend to exaggerate the effect on net asset value of any increase or decrease in the market value of the Fund’s portfolio. Money borrowed will be subject to interest costs which may or may not be recovered by appreciation of the securities purchased, if any. The Fund also may be required to maintain minimum average balances in connection with such borrowings or to pay a commitment or other fee to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate.

Depository Receipts

Depository receipts include sponsored and unsponsored depository receipts that are or become available, including American Depository Receipts (“ADRs”), and Global Depository Receipts (“GDRs”) and other depository receipts.  Depository receipts are typically issued by a financial institution (“depository”) and evidence ownership interests in a security or a pool of securities (“underlying securities”) that have been deposited with the depository.  The depository for ADRs is typically a U.S. financial institution and the underlying securities are issued by a non-U.S. issuer.  ADRs are publicly traded on exchanges or over-the-counter in the United States and are issued through “sponsored” or “unsponsored” arrangements.  In a sponsored ADR arrangement, the non-U.S. issuer assumes the obligation to pay some or all of the depository’s transaction fees, whereas under an unsponsored arrangement, the non-U.S. issuer assumes no obligation and the depository’s transaction fees are paid by the ADR holders. In addition, less information is available in the United States about an unsponsored ADR than about a sponsored ADR, and the financial information about a company may not be as reliable for an unsponsored ADR as it is for a sponsored ADR.  In the case of GDRs, the depository can be a non-U.S. or a U.S. financial institution and the underlying securities are issued by a non-U.S. issuer. GDRs allow companies in Europe, Asia, the United States and Latin America to offer shares in many markets around the world, thus allowing them to raise capital in these markets, as opposed to just in their home market.  The advantage of GDRs is that shares do not have to be bought through the issuing company’s home exchange, which may be difficult and expensive, but can be bought on all major stock exchanges.  In addition, the share price and all dividends are converted to the shareholder’s home currency.  As for other depository receipts, the depository may be a non-U.S. or a U.S. entity, and the underlying securities may have a non-U.S. or a U.S. issuer.  For purposes of the Fund’s investment policies, investments in depository receipts will be deemed to be investments in the underlying securities.  Thus, a depository receipt representing ownership of common stock will be treated as common stock.  Depository receipts purchased by the Fund may not necessarily be denominated in the same currency as the underlying securities into which they may be converted, in which case the Fund may be exposed to relative currency fluctuations.

Illiquid Securities

The Fund may invest up to 15% of the value of its net assets in illiquid securities. The term “illiquid securities” for this purpose means securities that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which the Fund has valued the securities. Illiquid securities are considered to include, among other things, written over-the-counter options, securities or other liquid assets being used as cover for such options, repurchase agreements with maturities in excess of seven days, certain loan participation interests, fixed time deposits which are not subject to prepayment or provide for withdrawal penalties upon prepayment (other than overnight deposits), and other securities whose disposition is restricted under the federal securities laws.

To the extent that liquid assignments and loan participations that the Fund holds become illiquid due to the lack of sufficient buyers or market or other conditions, the percentage of the Fund’s assets invested in illiquid assets would increase.  The manager, under the supervision of the Board, monitors Fund investments in assignments and loan participations and will, in such a case, consider appropriate measures to enable the Fund to maintain sufficient liquidity for operating purposes and to meet redemption requests.

Loans of Portfolio Securities

The Fund may lend portfolio securities to brokers or dealers or other financial institutions.  The procedure for the lending of securities will include the following features and conditions.  The collateral will consist either of U.S. Government Securities or the borrower of the securities will deposit cash with the Fund in an amount equal to a minimum of 100% of the market value of the securities lent. The Fund will invest the collateral in short-term debt securities, cash equivalents (or pooled investment vehicle interests in cash, cash equivalents and short-term debt instruments) and earn the income thereon.  A negotiated portion of the income so earned may be paid to the borrower or the broker who arranged the loan.  The collateral will be marked to market daily, and if the value of the collateral drops below the required minimum at any time, the borrower may be called upon to post additional collateral.  These will be “demand” loans and may be terminated by the Fund at any time.  The Fund will receive any dividends and interest paid on the securities lent, although the tax characteristics of such payment may change.  The Fund’s performance will continue to reflect changes in the value of the securities loaned.

These transactions must be fully collateralized at all times, but involve some credit risk to the Fund if the borrower or the party (if any) guaranteeing the loan should default on its obligations. In the event of the default or bankruptcy of the other party to a securities loan, the Fund could experience delays in recovering the securities it lent.  To the extent that, in the meantime, the value of the securities the Fund lent has increased or the value of the collateral decreased, the Fund could experience a loss.  In the event of a default by the borrower, the Fund will, if permitted by law, dispose of such collateral except that the Fund may retain any such part thereof that is a security in which the Fund is permitted to invest.

Although voting rights or rights to consent with respect to the loaned securities pass to the borrower, the Fund, as the lender, retains the right to call the loans and obtain the return of the securities loaned at any time on reasonable notice, and it will attempt to do so in order that the securities may be voted by the Fund if the holders of such securities are asked to vote upon or consent to matters which the manager believes materially affect the investment; however, the Fund may not be able to recall the securities in time for the Fund to be the owner on the record date for determining shareholders entitled to vote or consent on the matter.  The Fund may also call such loans in order to sell the securities involved.

Repurchase Agreements

The Fund may enter into repurchase agreements. A repurchase agreement is a transaction in which the seller of a security commits itself at the time of sale to repurchase that security from the buyer at a mutually agreed upon time and price.  The resale price is in excess of the purchase price and reflects an agreed-upon market interest rate unrelated to the coupon rate on the purchased security. Such transactions afford the Fund the opportunity to earn a return on temporarily available cash at relatively low market risk.  The manager monitors the value of the securities underlying the repurchase agreement at the time the transaction is entered into and at all times during the term of the repurchase agreement to ensure that the value of the securities always equals or exceeds the repurchase price.  The Fund requires that additional securities be deposited if the value of the securities purchased decreases below their resale price and does not bear the risk of a decline in the value of the underlying security unless the seller defaults under the repurchase obligation.

While the underlying security may be a bill, certificate of indebtedness, note or bond issued by an agency, authority or instrumentality of the U.S. government, the obligation of the seller is not guaranteed by the U.S. government and there is a risk that the seller may fail to repurchase the underlying security. In such event, the Fund would attempt to exercise rights with respect to the underlying security, including possible disposition in the market. However, the Fund may be subject to various delays and risks of loss, including (i) possible declines in the value of the underlying security during the period while the Fund seeks to enforce its rights thereto, (ii) possible reduced levels of income and lack of access to income during this period and (iii) inability to enforce rights and the expenses involved in the attempted enforcement.

Repurchase agreements with maturities of more than seven days will be treated as illiquid securities.

Reverse Repurchase Agreements

The Fund may enter into “reverse” repurchase agreements to avoid selling securities during unfavorable market conditions to meet redemptions.  Pursuant to a reverse repurchase agreement, the Fund will sell portfolio securities and agree to repurchase them from the buyer at a particular date and price.  Whenever the Fund enters into a reverse repurchase agreement, it will establish a segregated account in which it will maintain liquid assets in an amount at least equal to the repurchase price marked to market daily (including accrued interest), and will subsequently monitor the account to ensure that such equivalent value is maintained.  The Fund pays interest on amounts obtained pursuant to reverse repurchase agreements.  Reverse repurchase agreements are considered to be borrowings by the Fund.

INVESTMENT LIMITATIONS

The following is a description of restrictions on the investments to be made by the Fund.  The restrictions marked with an asterisk (*) are fundamental policies that may not be changed without the vote of a majority of the Fund’s outstanding voting securities.  Under the 1940 Act, the vote of a majority of the outstanding securities of a company means the vote, at the annual or a special meeting of the security holders of such company duly called: (A) of 67 per centum or more of the voting securities present at such meeting, if the holders of more than 50 per centum of the outstanding voting securities of such company are present or represented by proxy; or (B) of more than 50 per centum of the outstanding voting securities of such company, whichever is less.  The other restrictions set forth below, as well as the Fund’s investment objective and each of the other investment restrictions set forth in the Prospectus or SAI and not designated as fundamental, are not fundamental policies and may be changed by the Fund’s Board.  The percentages set forth below and the percentage limitations set forth in the Prospectus apply at the time of the purchase of a security and shall not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of a purchase of such security.

The Fund may not:

*(1) Purchase securities which would cause 25% or more of the value of its total assets at the time of purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry (excluding the U.S. Government and its agencies and instrumentalities);

*(2) Borrow money, except to the extent permitted under the 1940 Act (see “Borrowing” above);

*(3) Make loans, except that the Fund may purchase or hold debt instruments in accordance with their investment objectives and policies; provided however, this restriction does not apply to repurchase agreements or loans of portfolio securities;

*(4) Act as an underwriter of securities of other issuers except that, in the disposition of portfolio securities, it may be deemed to be an underwriter under the federal securities laws;

*(5) Purchase or sell real estate, although the Fund may purchase securities of issuers which deal in real estate, securities which are secured by interests in real estate, and securities which represent interests in real estate, and they may acquire and dispose of real estate or interests in real estate acquired through the exercise of their rights as a holder of debt obligations secured by real estate or interests therein;

*(6) Purchase or sell commodities, except that the Fund may purchase and sell futures contracts and options, may enter into foreign exchange contracts and may enter into swap agreements and other financial transactions not requiring the delivery of physical commodities; or

*(7) Issue senior securities, except for permitted borrowings or as otherwise permitted under the 1940 Act.

Restrictions (2) and (7) shall be interpreted based upon no-action letters and other pronouncements of the staff of the Securities and Exchange Commission (“SEC”).  Under current pronouncements, certain fund positions are excluded from the definition of “senior security” so long as the fund maintains adequate cover, segregation of assets or otherwise.  See “Borrowing” above.

In addition, it is contrary to the Fund’s present policy, which may be changed without shareholder vote, to purchase any illiquid security, including any securities whose disposition is restricted under federal securities laws and securities that are not readily marketable, if, as a result, more than 15% of the Fund’s total net assets (based on current value) would then be invested in such securities. The staff of the SEC is presently of the view that repurchase agreements maturing in more than seven days are subject to this restriction. Until that position is revised, modified or rescinded, the Fund will conduct their operations in a manner consistent with this view. This limitation on investment in illiquid securities does not apply to certain restricted securities, including securities pursuant to Rule 144A under the Securities Act of 1933

(the “Securities Act”) and certain commercial paper, that the manager has determined to be liquid under procedures approved by the Board.

Master/Feeder Structure

In lieu of investing directly, the Board of Trustees may consider whether the Fund’s investment objective would be furthered by converting to a master/feeder structure, pursuant to which the Fund would invest all of its investable assets in an investment company having substantially the same investment objective and policies as the Fund.  The master/feeder structure is an arrangement that allows several investment companies with different shareholder-related features or distribution channels, but having substantially the same investment objectives, policies and restrictions, to combine their investments by investing all of their assets in the same portfolio instead of managing them separately.

Conversion to a master/feeder structure may serve to attract other collective investment vehicles with different shareholder servicing or distribution arrangements and with shareholders that would not have invested in the Fund.  In addition, a master/feeder structure may serve as an alternative for large, institutional investors in the Fund who may prefer to offer separate, proprietary investment vehicles and who otherwise might establish such vehicles outside of the Fund’s current operational structure.  No assurance can be given, however, that the master/feeder structure will result in the Fund stabilizing its expenses or achieving greater operational efficiencies.

The Fund’s methods of operation and shareholder services would not be materially affected by the investment in another investment company (“Master Fund’) having substantially the same investment objective and policies as the Fund, except that the assets of the Fund may be managed as part of a larger pool of assets.  If the Fund invested all of its assets in a Master Fund, it would hold beneficial interests in the Master Fund and the Master Fund would directly invest in accordance with the objectives and policies described for the Fund.  The Fund would otherwise continue its normal operation.  The Board of Trustees would retain the right to withdraw the Fund’s investment from a Master Fund at any time it determines that it would be in the best interest to shareholders to do so.  The Fund would then resume investing directly in individual securities of other issuers or invest in another Master Fund.

If the Board of Trustees determines that a conversion to a master/feeder structure is in the best interest of the Fund’s shareholders, it will consider and evaluate specific proposals prior to the implementation of the Fund’s conversion and its shareholders would be notified in advance of any such conversion.

PORTFOLIO TURNOVER

Purchases and sales of portfolio securities may be made as considered advisable by the manager in the best interests of the shareholders.  The Fund’s portfolio turnover rate may vary from year to year, as well as within a year.  The Fund’s distributions of any net short- term capital gains realized from portfolio transactions are taxable to shareholders as ordinary income.  In addition, higher portfolio turnover rates can result in corresponding increases in portfolio transaction costs for the Fund.  See “Portfolio Transactions and Brokerage” in this SAI.

For reporting purposes, the Fund’s portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities for the fiscal year by the monthly average of the value of the portfolio securities owned by the Fund during the fiscal year.  In determining such portfolio turnover, all securities whose maturities at the time of acquisition were one year or less are excluded.  A 100% portfolio turnover rate would occur, for example, if all of the securities in the Fund’s investment portfolio (other than short-term money market securities) were replaced once during the fiscal year.  Portfolio turnover will not be a limiting factor should the manager deem it advisable to purchase or sell securities.

DISCLOSURE OF PORTFOLIO HOLDINGS

The Trust has adopted the following policies and procedures with respect to the disclosure of the securities held by the Fund. The disclosure policy currently authorizes quarterly dissemination of full holdings of the Fund with a sixty (60) day lag.  However, the policy and procedures set forth above do not prevent the sharing of the Fund’s holdings under the specific exceptions to disclosure provided below:

(1) Disclosures that are required by law;

(2) Disclosures necessary for service providers, which includes but are not limited to the Adviser, Sub-Adviser, administrator, custodian, accounting agent, technology providers or any other entity that has a need to know such information in order to fulfill its contractual obligations to provide services to the Fund to perform legitimate business functions for the benefit of the Trust;

(3) Disclosures necessary for rating agencies to assess applicable fund ratings;

(4) Disclosures necessary to broker-dealers or banks as part of the normal buying, selling, shorting or other transactions in portfolio securities;

(5) Disclosures to the Fund’s or service providers’ regulatory authorities, accountants or counsel; and

(6) Disclosures to the Sub-Adviser of the Fund of compiled data concerning accounts managed by the Adviser or Sub-Adviser.

The full holdings of the Fund will be disclosed on a quarterly basis on forms required to be filed with the SEC as follows: (i) portfolio holdings as of the end of each fiscal year will be filed as part of the annual report filed on Form N-CSR; (ii) portfolio holdings as of the end of the first and third fiscal quarters will be filed in Form N-Q; and (iii) portfolio holdings as of the end of each six-month period will be filed as part of the semi-annual report filed on Form N-CSR. The Trust’s Form N-CSRs and Form N-Qs will be available on the SEC’s website at www.sec.gov.

Partial portfolio holdings information will only be provided to the public and third parties for the most recent month-end period and only after a thirty (30) calendar day delay from the end of the month being provided.  These holdings may include any combination of the portfolio holdings information except for full portfolio holdings.

The Board of Trustees will periodically review the list of entities that have received holdings of the Fund to ensure that the disclosure of the information was in the best interest of shareholders, identify any potential for conflicts of interest, and evaluate the effectiveness of its current portfolio holding policy.

Only officers of the Trust and their authorized agents may approve the disclosure of the Fund’s holdings. In all cases, eligible third parties/service providers are required to execute a non-disclosure agreement requiring the recipient to keep confidential any portfolio holdings information received and not to trade on the nonpublic information received. Neither the Trust nor its Service Providers (or any persons affiliated with either) receives any compensation or other consideration in connection with the sharing of the portfolio’s holdings.

The identity of such entities is provided below:

Name of Recipient	Frequency of Holdings Disclosure	Information Lag	Date of Information	Date Provided to Recipients
ALPS Advisors, Inc. (Adviser)	Daily	None	Daily	Daily

GNI Capital, Inc. (Sub-Adviser)	Daily	None	Daily	Daily

ALPS Fund Services, Inc. (Administrator)	Daily	None	Daily	Daily

Bank of New York Mellon (Custodian)	Daily	None	Daily	Daily

Deloitte & Touche LLP (Accountant)	As needed	None	As needed	As needed

Davis Graham & Stubbs LLP (Counsel)	As needed	None	As needed	As needed

The Board has adopted, on behalf of the Fund, policies and procedures relating to disclosure of the portfolio securities. These policies and procedures are designed to protect the confidentiality of the portfolio holdings information and to prevent the selective disclosure of such information. These policies and procedures may be modified at any time with the approval of the Board.

Disclosure of the portfolio holdings information that is not publicly available (“Confidential Portfolio Information”) may be made to the Sub-Adviser or to the Fund’s custodian, transfer agent, administrator and principal underwriter. In addition, to the extent permitted under applicable law, the Sub-Adviser may distribute (or authorize the custodian or principal underwriter to distribute) Confidential Portfolio Information to the Fund’s relevant service providers (such as custodial services, pricing services, proxy voting services, accounting and auditing services, counsel and research and trading services) that require access to such information in order to fulfill their contractual duties with respect to the Fund (“Service

Providers”) and to facilitate the review of the Fund by certain mutual fund analysts and ratings agencies (such as Morningstar and Lipper Analytical Services) (“Rating Agencies”); provided that such disclosure is limited to the information that the manager believes is reasonably necessary in connection with the services to be provided. Except to the extent permitted under the portfolio holdings disclosure policies and procedures, Confidential Portfolio Information may not be disseminated for compensation or other consideration.

Before any disclosure of Confidential Portfolio Information to Service Providers or Rating Agencies is permitted, the Adviser’s Chief Compliance Officer (or persons designated by the Adviser’s Chief Compliance Officer) must determine that, under the circumstances, the disclosure is being made for a legitimate business purpose. Furthermore, the recipient of Confidential Portfolio Information by a Service Provider or Rating Agency must be subject to a written confidentiality agreement that prohibits any trading upon the Confidential Portfolio Information or the recipient must be subject to professional or ethical obligations not to disclose or otherwise improperly use the information, such as would apply to independent registered public accounting firms or legal counsel.

Exceptions to these procedures may only be made if an officer of the Fund or the Chief Executive Officer of the Sub-Adviser determines that the disclosure is being made for a legitimate business purpose, and must be reported to the Board on a quarterly basis.

The Sub-Adviser shall have primary responsibility for ensuring that the portfolio holdings information is only disclosed in accordance with these policies. As part of this responsibility, the Sub-Adviser will maintain such internal policies and procedures as it believes are reasonably necessary for preventing the unauthorized disclosure of Confidential Portfolio Information.

PORTFOLIO TRANSACTIONS AND BROKERAGE

Investment Decisions and Portfolio Transactions

Investment decisions for the Fund are made with a view to achieving its investment objectives. Investment decisions are the product of many factors in addition to basic suitability for the particular client involved (including the Fund). Some securities considered for investment by the Fund may also be appropriate for other clients served by the manager. Thus, a particular security may be bought or sold for certain clients even though it could have been bought or sold for other clients at the same time. If a purchase or sale of securities consistent with the investment policies of the Fund and one or more of these clients is considered at or about the same time, transactions in such securities will be allocated among the Fund and clients in a manner deemed fair and reasonable by the Sub-Adviser. Particularly when investing in less liquid or illiquid securities, such allocation may take into account the asset size of the Fund in determining whether the allocation of an investment is suitable. The Sub-Adviser may aggregate orders for the Fund with simultaneous transactions entered into on behalf of its other clients so long as price and transaction expenses are averaged either for the portfolio transaction or for that day. Likewise, a particular security may be bought for one or more clients when one or more clients are selling the security. In some instances, one client may sell a particular security to another client. It also sometimes happens that two or more clients simultaneously purchase or sell the same security, in which event each day’s transactions in such security are, insofar as possible, averaged as to price and allocated between such clients in a manner which in the manager’s opinion is equitable to each and in accordance with the amount being purchased or sold by each. There may be circumstances when purchases or sales of portfolio securities for one or more clients will have an adverse effect on other clients, including the Fund.

Brokerage and Research Services

The Sub-Adviser places orders for the purchase and sale of portfolio securities, options and futures contracts and buys and sells such securities, options and futures for the Fund through a substantial number of brokers and dealers. In so doing, the Sub-Adviser uses its best efforts to obtain for the Fund the most favorable price and execution available, except to the extent it may be permitted to pay higher brokerage commissions as described below. In seeking the most favorable price and execution, the Sub-Adviser, having in mind the Fund’s best interests, considers all factors it deems relevant, including, by way of illustration, price, the size of the transaction, the nature of the market for the security, the amount of the commission, the timing of the transaction taking into account market prices and trends, the reputation, experience and financial stability of the broker-dealer involved and the quality of service rendered by the broker-dealer in that or other transactions.

The Sub-Adviser places orders for the purchase and sale of portfolio investments for the Fund’s accounts with brokers or dealers selected by it in its discretion. In effecting purchases and sales of portfolio securities for the accounts of the Fund, the Sub-Adviser will seek the best price and execution of the Fund’s orders. In doing so, the Fund may pay higher commission rates than the lowest available when the Sub-Adviser believes it is reasonable to do so in light of the value of the brokerage and research services provided by the broker effecting the transaction, as discussed below. Although the Fund may use a broker-dealer that sells Fund shares to effect transactions for the Fund’s portfolios, the Fund will not consider the sale of Fund shares as a factor when selecting broker-dealers to execute those transactions.

There is generally no stated commission in the case of fixed-income securities and other securities traded on a principal basis in the over-the-counter markets, but the price paid by the Fund usually includes an undisclosed dealer commission or markup. In underwritten offerings, the price paid by the Fund includes a disclosed, fixed commission or discount retained by the underwriter or dealer. Transactions on U.S. stock exchanges and other agency transactions involve the payment by the Fund of negotiated brokerage commissions. Such commissions vary among different brokers. Also, a particular broker may charge different commissions according to such factors as the difficulty and size of the transaction. Transactions in non-U.S. securities generally involve the payment of fixed brokerage commissions, which are generally higher than those in the United States. The purchase by the Fund of participations or assignments may be pursuant to privately negotiated transactions pursuant to which the Fund may by required to pay fees to the seller or forego a portion of payments in respect of the participation agreement.

Advisers or subadvisers of investment companies and other institutional investors from time to time receive research and brokerage products and services (together, “services”) from broker-dealers which execute portfolio transactions for the clients of such advisers. Consistent with this practice, the Sub-Adviser receives services from many broker-dealers with which the Sub-Adviser places the Fund’s portfolio transactions. These services, which in some cases may also be purchased for cash, may include, among other things, such items as general economic and security market reviews, industry and company reviews, evaluations of securities, recommendations as to the purchase and sale of securities, and services related to the execution of securities transactions. The advisory fees paid by the Fund is not reduced because the Sub-Adviser receives such services even though the receipt of such services relieves the Sub-Adviser from expenses it might otherwise bear. Research and brokerage services provided by broker-dealers chosen by the Sub-Adviser to place the Fund’s portfolio transactions may be useful to the Sub-Adviser in providing services to the Sub-Adviser’s other clients, although not all of these services may be necessarily useful and of value to the Sub-Adviser in managing the Fund. Conversely, research and brokerage services provided to the Sub-Adviser by broker-dealers in connection with trades executed on behalf of other clients of the Sub-Adviser may be useful to the Sub-Adviser in managing the Fund, although not all of these services may be necessarily useful and of value to the Sub-Adviser in managing such other clients.

In reliance on the “safe harbor” provided by Section 28(e) of the Securities Exchange Act of 1934, as amended (the “1934 Act”), a Sub-Adviser may cause the Fund to pay a broker-dealer which provides “brokerage and research services” (as defined for purposes of Section 28(e)) to the Sub-Adviser an amount of commission for effecting a securities transaction for the Fund in excess of the commission which another broker-dealer would have charged for effecting that transaction if the Sub-Adviser determines in good faith that the commission is reasonable in relation to the value of the brokerage and research services provided by the broker-dealer viewed in terms of either a particular transaction or the Sub-Adviser’s overall responsibilities to the advisory accounts for which it exercises investment discretion.

The Sub-Adviser may place orders for the purchase and sale of exchange-listed portfolio securities with a broker-dealer that is an affiliate of the Sub-Adviser where, in the judgment of the Sub-Adviser, such firm will be able to obtain a price and execution at least as favorable as other qualified broker-dealers. Pursuant to rules of the SEC, a broker-dealer that is an affiliate of the Sub-Adviser may receive and retain compensation for effecting portfolio transactions for the Fund on a securities exchange if the commissions paid to such an affiliated broker-dealer by the Fund on exchange transactions do not exceed “usual and customary brokerage commissions.” The rules define “usual and customary” commissions to include amounts which are “reasonable and fair compared to the commission, fee or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time.” As required by applicable SEC rules, the Board has adopted procedures which are reasonably designed to provide that any commissions, fees or other remuneration paid to an affiliated broker are consistent with the foregoing standards.

PURCHASE, EXCHANGE & REDEMPTION OF SHARES

ALPS Fund Services, Inc. (the “Transfer Agent”), will maintain an account for each shareholder upon which the registration and transfer of shares are recorded, and any transfers shall be reflected by bookkeeping entry, without physical delivery. Confirmations of each purchase or redemption are sent to each shareholder. Quarterly statements of account are sent which include shares purchased as a result of a reinvestment of Fund distributions. The Transfer Agent will require that a shareholder provide requests in writing, accompanied by a valid signature guarantee form, when changing certain information in an account (i.e., wiring instructions, telephone privileges, etc.).

Share Classes

Shares of the Fund are currently divided into two share classes — Class A shares and Class I shares.

The assets received by each class of the Fund for the issue or sale of its shares and all income, earnings, profits, losses and proceeds therefrom, subject only to the rights of creditors, are allocated to, and constitute the underlying assets of, that class of the Fund.  The underlying assets of each class of the Fund are segregated and are charged with the expenses with respect to that class of the Fund.  Any general expenses of the Fund that are not readily identifiable as belonging to a particular class of the Fund are allocated by or under the direction of the Trustees in such manner as they determine to be fair and equitable.

Purchase of Shares

The following table lists the sales charges that will be applied to your share purchase, subject to the breakpoint discounts indicated in the tables and described below.

Purchase Amount	Class A (Sales Charge)	Class I (Sales Charge)
Less than $50,000	5.50%	None
$50,000 but less than $100,000	4.50%	None
$100,000 but less than $250,000	3.50%	None
$250,000 but less than $500,000	2.50%	None
$500,000 but less than $1 million	2.00%	None
$1 million or greater	0.00%*	None

* A contingent deferred sales charge of 1.00% may apply to shares redeemed within 12 months after a purchase in excess of $1 million.

Dealer Commissions and Compensation

Commissions (up to 1.00%) are paid to dealers who initiate and are responsible for certain Class A share purchases not subject to sales charges. These purchases consist of purchases of $1 million or more; purchases by employer-sponsored defined contribution-type retirement plans investing $1 million or more or with 100 or more eligible employees; and purchases made at net asset value by certain retirement plans, endowments and foundations with assets of $10 million or more. Commissions on such investments (other than IRA rollover assets that roll over at no sales charge under the fund’s IRA rollover policy as described in the prospectus) are paid to dealers at the following rates: 1.00% on amounts of less than $4 million, 0.50% on amounts of at least $4 million but less than $10 million and 0.25% on amounts of at least $10 million. Commissions are based on cumulative investments over the life of the account with no adjustment for redemptions, transfers, or market declines.  For example, if a shareholder has accumulated investments in excess of $4 million (but less than $10 million) and subsequently redeems all or a portion of the account(s), purchases following the redemption will generate a dealer commission of 0.50%.

The minimum initial investments in the Fund are set forth in the Prospectus. Subsequent purchases may be made in any amount.

Subsequent investments may be made at any time by mailing a check to the Fund’s Transfer Agent, along with a detachable stub from the Statement of Account (or a letter providing the account number). Shareholders should be sure to write the Fund’s account number on the check. Purchases of Fund shares (initial or subsequent) may not be made by third party check.

Shares of the Fund may be purchased on any business day at the net asset value per share next determined after receipt of a purchase order. Share certificates will not be issued. Share purchase orders are effective on the date the Fund receives a completed Account Application Form (and other required documents) and federal funds become available.

Initial and subsequent investments may also be made by wire transfer. Shareholders should note that their bank may charge a fee in connection with transferring money by bank wire.

For a share purchase order for the Fund to become effective on a particular business day, prior to 4:00 p.m. (Eastern time): (i) in the case of a wire transfer payment, a purchaser must call 866.759.5679 to inform the Transfer Agent of an incoming wire transfer; or (ii) in the case of payment by check or money order, a complete share purchase order must be actually received by the Transfer Agent, and, in either case, federal funds must be received by the Transfer Agent, on behalf of the Fund. If federal funds are received by the Transfer Agent that same day, the order will be effective on that day. If the Fund receives notification of a wire transfer or a complete share purchase order after 4:00 p.m. (Eastern Time), or if federal funds are not received by the Transfer Agent, such purchase order shall be executed as of the date that federal funds are actually received.

The price of the Fund’s shares and the valuation of Fund assets are discussed in “Net Asset Value.”

Exchanging Shares

If you have held all or part of your shares in the Fund for at least seven days, you may exchange those shares for shares of the ALPS/Red Rocks Listed Private Equity Fund if such Fund is available for sale in your state and meets the investment criteria of the investor.

If you are an existing shareholder of the Fund or of the ALPS/Red Rocks Listed Private Equity Fund, you may exchange into a new account copying your existing account registration and options.  Exchanges between accounts will be accepted only if registrations are identical.

Exchanges must meet the minimum investment requirements described in the Prospectus.

Before effecting an exchange, you should read the Prospectus for the Fund into which you are exchanging.

An exchange represents the sale of shares from one fund and the purchase of shares of another fund.  This may produce a taxable gain or loss in your non-tax-deferred account.  Transfers between classes of the Fund are generally not considered a taxable transaction.

If you exchange shares within 90 calendar days from their date of purchase, you may be subject to the redemption fee as described in this SAI in “— Redemption Fees” below.

The exchange privilege may be modified or terminated upon sixty (60) days’ written notice to shareholders.  Although initially there will be no limit on the number of times you may exercise the exchange privilege, the Fund reserves the right to impose such a limitation.  Call or write the Fund for further details.

Redemption of Shares

If the Board determines that it is in the best interests of the remaining shareholders of the Fund, the Fund may pay the redemption price in whole, or in part, by a distribution in kind from the Fund, in lieu of cash, taking such securities at their value employed for determining such redemption price, and selecting the securities in such manner as such Board may deem fair and equitable. A shareholder who receives a distribution in kind may incur a brokerage commission upon a later disposition of such securities and may receive less than the redemption value of such securities or property upon sale, particularly where such securities are sold prior to maturity. However, the Fund is required to redeem shares solely for cash up to the lesser of $250,000 or 1% of the NAV of the Fund during any 90-day period for any one shareholder. Should redemptions by any shareholder exceed such limitation, the Fund will have the option of redeeming the excess in cash or in-kind. Redemption in kind is not as liquid as a cash redemption.

Under the 1940 Act, the Fund may suspend the right of redemption or postpone the date of payment upon redemption for any period: (i) during which the NYSE is closed, other than customary weekend and holiday closings; (ii) during which trading on the NYSE is restricted; or (iii) during which (as determined by the SEC by rule or regulation) an emergency exists as a result of which disposal or valuation of portfolio securities is not reasonably practicable, or for such other periods as the SEC may permit. The Fund may also suspend or postpone the recordation of the transfer of its shares upon the occurrence of any of the foregoing conditions.

Redemption Procedures.  The Fund will redeem all full and fractional shares of the Fund upon request on any business day at the applicable net asset value determined after the receipt of proper redemption instructions, less any applicable redemption fees. Shareholders liquidating their holdings will receive upon redemption all dividends reinvested through the date of redemption. If notice of redemption is received on any business day, the redemption will be effective on the date of receipt. Payment will ordinarily be made by wire on the next business day, but, in any case, within no more than seven business days from the date of receipt. If the notice is received on a day that is not a business day or after the close of regularly scheduled trading on the NYSE, the redemption notice will be deemed received as of the next business day. The value of shares at the time of redemption may be more or less than the shareholder’s cost.

No redemption requests will be processed until the Fund has received a completed Purchase Application, and no redemption of shares purchased by check will be made until all checks received for such shares have been collected, which may take up to 15 days or more.

Redemption Fees.  If you sell or exchange your shares after holding them 90 days or less, a 2% short-term redemption fee may be deducted from the redemption amount. For this purpose, shares held longest will be treated as being redeemed first and shares held shortest as being redeemed last. The fees are paid to the Fund, and are designed to help offset the brokerage commissions, market impact, and other costs associated with short-term shareholder trading.

The short-term redemption fee does not apply to: (i) redemptions of shares acquired by reinvesting dividends and distributions; (ii) rollovers, transfers, and changes of account registration within the Fund as long as the money never leaves the fund; and (iii) redemptions in kind.

The Fund also permits waivers of the short-term redemption fee for the following transactions:

•                  Redemptions due to small balance maintenance fees;

•                  Redemptions related to death or due to a divorce decree;

•                  Certain types of IRA account transactions, including: redemptions pursuant to systematic withdrawal programs, withdrawals due to disability, return of excess contribution amounts, and redemptions related to payment of custodian fees; and

•                  Certain types of employer-sponsored and 403(b) retirement plan transactions, including: loans or hardship withdrawals, minimum required distributions, redemptions pursuant to systematic withdrawal programs, forfeiture of assets, return of excess contribution amounts, redemptions related to payment of plan fees and redemptions related to death, disability or qualified domestic relations order.

The application of short-term redemption fees and waivers may vary among intermediaries and certain intermediaries may not apply the waivers listed above. If you purchase or sell fund shares through an intermediary, you should contact your intermediary for more information on whether the short-term redemption fee will be applied to redemptions of your shares.

The Fund reserves the right to modify or eliminate the short-term redemption fee or waivers at any time. Investment advisers or their affiliates may pay short-term redemption fees on behalf of investors in managed accounts. Unitized group accounts consisting of qualified plan assets may be treated as a single account for redemption fee purposes.

Contingent Deferred Sales Charge (“CDSC”). Class A share purchases in excess of $1 million may be charged a CDSC of 1% if those shares are redeemed within 12 months of initial purchase. The Fund may waive the imposition of a CDSC on redemption of Fund shares under certain circumstances and conditions, including without limitation, the following:

•                  Redemptions following the death or permanent disability (as defined by Section 72(m)(7) of the Code) of a shareholder if made within one year of death or the initial determination of permanent disability. The waiver is available only for shares held at the time of death or initial determination of permanent disability: and

•                  Required minimum distributions from a tax-deferred retirement plan or an individual retirement account (IRA) as required under the Code. The waiver of the CDSC for required distributions will be as a percentage of assets held in the Fund.

If you think you may be eligible for a CDSC waiver, contact your financial intermediary. You must notify the Fund prior to the redemption request to ensure your receipt of the waiver.

Redemption By Mail.  Shares may be redeemed by mail by submitting a written request from the registered owner(s) signed exactly as shares are registered. Signature guarantees by an acceptable guarantor are required to redeem amounts greater than $50,000 or to have proceeds sent to an address other than the address of record. The Transfer Agent has adopted standards and procedures pursuant to which signature-guarantees in proper form generally will be accepted from domestic banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations, as well as from participants in the New York Stock Exchange Medallion Signature Program, the Securities Transfer Agents Medallion Program (“STAMP”) and the Stock Exchanges Medallion Program. Shareholders with any questions regarding signature-guarantees should contact the Transfer Agent.

In certain instances, the Transfer Agent may require additional documents such as, but not limited to, trust instruments, death certificates, appointments as executor or administrator or certificates of corporate authority.

Checks for redemption proceeds will be mailed to the address of record within seven days of redemption.

Redemption By Wire.  If redemption by wire has been elected in the Purchase Application, shares may be redeemed on any business day upon request made by telephone or letter. A shareholder or any authorized agent (so designated on the Account Application Form) must provide the Transfer Agent with the dollar or share amount to be redeemed, the account to which the redemption proceeds should be wired, the name of the shareholder and the shareholder’s account number. Shareholders should note that their bank may charge a fee in connection with transferring money by wire.

A shareholder may change its authorized agent, the address of record or the account designated to receive redemption proceeds at any time by providing the Transfer Agent with written instructions signature guaranteed as described above.

Telephone Redemption.  A shareholder may request redemption by calling the Transfer Agent at 866.759.5679. Proceeds from telephone redemptions will be forwarded to the shareholder by check unless the shareholder has requested redemption by wire in the manner described above under “Redemption by Wire.” The check will be made only payable to the registered shareholder and sent to the address of record on file with the Transfer Agent. The Fund reserves the right to refuse a telephone request for redemption if it is believed advisable to do so. Procedures for redeeming shares by telephone may be modified or terminated at any time by the Fund. Neither the Fund nor the Transfer Agent will be liable for following redemption instructions received by telephone which are reasonably believed to be genuine, and the shareholder will bear the risk of loss in the event of unauthorized or fraudulent telephone instructions. The Fund will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. The Fund and/or the Transfer Agent may be liable for any losses due to unauthorized or fraudulent instructions if they do not follow such procedures. The Fund may require personal identification codes.

Rule 12b-1 Plans

As described in the Prospectus, the Fund has adopted a Rule 12b-1 plan for the Class A shares (each, a “Plan”, and collectively, the “Plans”). Pursuant to Rule 12b-1 under the 1940 Act, the Plan (together with the Distribution Agreement) was approved by the Fund’s Board, including a majority of the Trustees who are not interested persons of the Fund (as defined in the 1940 Act) and who have no direct or indirect financial interest in the operations of the Plan or the Distribution Agreement. The principal types of activities for which payments under the Plan may be made include payments relating to promoting the sale of Class A shares, reducing redemptions of Class A shares, or maintaining or improving services provided to shareholders of Class A shares by investment brokers or dealers, plan administrators and other persons. Payments under the Plan also may be made for activities such as advertising, printing, and mailing the Prospectus to persons who are not current shareholders, compensation to underwriters, compensation to broker-dealers, compensation to sales personnel, and interest, carrying or other financing charges. The Trust believes that the Plan may benefit the Trust by increasing net sales of the Fund (or reducing net redemptions), potentially allowing the Fund to benefit from economies of scale.

The Plan may be terminated by vote of a majority of the Independent Trustees, or by vote of a majority of the outstanding voting securities of the relevant class of shares of the Fund. The Plan may be amended by vote of the relevant Trustees, including a majority of the relevant Independent Trustees, cast in person at a meeting called for that purpose. Any change in the Plan that would materially increase the fees payable thereunder by the relevant class of shares of the Fund requires approval by a vote of the holders of a majority of such shares outstanding. The Fund’s Trustees review quarterly a written report of such costs and the purposes for which such costs have been incurred.

The Plan will continue in effect for successive one-year periods, provided that each such continuance is specifically approved (i) by the vote of a majority of the Independent Trustees of the Trust who have no financial interest in the operation of the Plan and (ii) by the vote of a majority of the entire Board cast in person at a meeting called for that purpose. If the Fund is closed to new investors, the payment of any fees pursuant to the Plans will terminate.

TRUSTEES AND OFFICERS

The business and affairs of the Fund are managed under the direction of its Board of Trustees (the “Board”). The Board approves all significant agreements between the Fund and the persons or companies that furnish services to the Fund, including agreements with its distributor, investment manager, administrator, custodian and transfer agent. The day-to-day operations of the Fund are delegated to the Fund’s manager and administrator.

The name, address, age and principal occupations for the past five years of the Trustees and officers of the Fund are listed below, along with the number of portfolios in the Fund complex overseen by and the other directorships held by each Trustee.

INDEPENDENT TRUSTEES

Name, Address* & Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years**	Number of Funds in Fund Complex Overseen by Trustee ***	Other Directorships Held by Trustee
Mary K. Anstine, age 68	Trustee	Ms. Anstine was elected at a special meeting of shareholders held on March 21, 1997.	Ms. Anstine was President/Chief Executive Officer of HealthONE Alliance, Denver, Colorado, and former Executive Vice President of First Interstate Bank of Denver. Ms. Anstine is also Trustee/Director of AV Hunter Trust and Colorado Uplift Board. Ms. Anstine was formerly a Director of the Trust Bank of Colorado (later purchased and now known as Northern Trust Bank), HealthONE and	18

Ms. Anstine is a Trustee of ALPS ETF Trust (7 funds); Financial Investors Variable Insurance Trust (5 funds); ALPS Variable Insurance Trust (1 fund); Reaves Utility Income Fund (1 fund); and Westcore Trust (12 funds).

Name, Address* & Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years**	Number of Funds in Fund Complex Overseen by Trustee ***	Other Directorships Held by Trustee
			Denver Area Council of the Boy Scouts of America, and a member of the American Bankers Association Trust Executive Committee.
John R. Moran, Jr., age 79	Trustee	Mr. Moran was elected at a special meeting of shareholders held on March 21, 1997.	Mr. Moran is formerly President and CEO of The Colorado Trust, a private foundation serving the health and hospital community in the state of Colorado. An attorney, Mr. Moran was formerly a partner with the firm of Kutak Rock & Campbell in Denver, Colorado and a member of the Colorado House of Representatives.	5	None.

Name, Address* & Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years**	Number of Funds in Fund Complex Overseen by Trustee ***	Other Directorships Held by Trustee
			Currently, Mr. Moran is a member of the Treasurer’s Investment Advisory Committee for the University of Colorado.
Jeremy W. Deems, age 33	Trustee	Mr. Deems was appointed as a Trustee at the March 11, 2008 meeting of the Board of Trustees.	Mr. Deems is the Co-President and Chief Financial Officer of Green Alpha Advisors, LLC. Prior to joining Green Alpha Advisors, Mr. Deems was CFO and Treasurer of Forward Management, LLC, an investment management company, ReFlow Management Co., LLC, a liquidity resourcing company, ReFlow Fund, LLC, a private investment	13	Mr. Deems is a Trustee of ALPS ETF Trust (7 funds); ALPS Variable Insurance Trust (1 fund); and Reaves Utility Income Fund (1 fund).

Name, Address* & Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years**	Number of Funds in Fund Complex Overseen by Trustee ***	Other Directorships Held by Trustee

fund, and Sutton Place Management, LLC, an administrative services company (from 2004 to June 2007). Prior to this, Mr. Deems served as Controller of Forward Management, LLC, ReFlow Management Co., LLC, ReFlow Fund, LLC and Sutton Place Management, LLC.

Jerry G. Rutledge, age 65	Trustee	Mr. Rutledge was elected at a special meeting of shareholders held on August 7, 2009.	Mr. Rutledge is the President and owner of Rutledge’s Inc., a retail clothing business. Mr. Rutledge is currently Director of the American National Bank. He was from 1994 to 2007 a Regent of the University of	5	Mr. Rutledge is a Trustee of Clough Global Allocation Fund (1 fund), Clough Global Equity Fund (1 fund) and Clough Global Opportunities Fund (1 fund) and a Director of the American National Bank.

Name, Address* & Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years**	Number of Funds in Fund Complex Overseen by Trustee ***	Other Directorships Held by Trustee
Colorado.
Michael “Ross” Shell, age 39	Trustee	Mr. Shell was elected at a special meeting of shareholders held on August 7, 2009.

Mr. Shell is Founder and CEO of Red Idea, LLC, a strategic consulting/early stage venture firm (since June 2008) and a Director of Tesser, Inc., a brand agency (since November 1999). From December 2005 to May 2008, he was Director, Marketing and Investor Relations, of Woodbourne, a REIT/real estate hedge fund and private equity firm. Prior to this, from May 2004 to November 2005, he worked as a business strategy consultant; from June 2003 to April 2004, he was on the Global Client Services team of IDEO, a product design/innovation firm; and from 1999 to 2003, he was President of Tesser, Inc. Mr. Shell graduated with honors from Stanford University with a degree in

				5	None.

Name, Address* & Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years**	Number of Funds in Fund Complex Overseen by Trustee ***	Other Directorships Held by Trustee
Political Science.

INTERESTED TRUSTEE

Name, Address* & Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years**	Number of Funds in Fund Complex Overseen by Trustee ***	Other Directorships Held by Trustee
Edmund J. Burke, age 48	Trustee, Chairman and President	Mr. Burke was elected as Chairman at the August 28, 2009 meeting of the Board of Trustees. Mr. Burke was elected as Trustee at a special meeting of shareholders held on August 7, 2009. Mr. Burke was elected President of the Trust at the December 17, 2002 meeting of the Board of Trustees.	Mr. Burke is Chief Executive Officer and a Director of ALPS Holdings, Inc. (“AHI”) (since 2005) and Director of ALPS Advisors, Inc. (“AAI”), ALPS Distributors, Inc. (“ADI”), ALPS Fund Services, Inc. (“AFS”) and FTAM Distributors, Inc. (“FDI”) and from 2001-2008, was President of AAI, ADI, AFS and FDI. Because of his positions with AHI, AAI, ADI, AFS and FDI, Mr. Burke is deemed an affiliate of the Trust as	7

Mr. Burke is a Trustee of Clough Global Allocation Fund (1 fund); Clough Global Equity Fund (1 fund); Clough Global Opportunities Fund (1 fund); Trustee of the Liberty All-Star Equity Fund (1 fund); and Director of the Liberty All-Star Growth Fund, Inc. (1 fund).

Name, Address* & Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years**	Number of Funds in Fund Complex Overseen by Trustee ***	Other Directorships Held by Trustee

defined under the 1940 Act. Mr. Burke is President of the Reaves Utility Income Fund (since 2004); President of the Financial Investors Variable Insurance Trust (since 2006); Trustee and President of the Clough Global Allocation Fund (Trustee since 2006; President since 2004); Trustee and President of the Clough Global Equity Fund (Trustee since 2006; President since 2005); Trustee and President of the Clough Global Opportunities Fund (since

Name, Address* & Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years**	Number of Funds in Fund Complex Overseen by Trustee ***	Other Directorships Held by Trustee
2006); Trustee of the Liberty All-Star Equity Fund; and Director of the Liberty All-Star Growth Fund, Inc.

OFFICERS

Name, Address* & Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years**
Jeremy O. May, age 39	Treasurer.	Mr. May was elected Treasurer of the Trust at the October 7, 1997 meeting of the Board of Trustees.

Mr. May joined ALPS in 1995 and is currently President and Director of AFS and Director of AHI, AAI, ADI and FDI. Because of his positions with these entities, Mr. May is deemed an affiliate of the Trust as defined under the 1940 Act. Mr. May is also the Treasurer of the Liberty All-Star Equity Fund, Liberty All-Star Growth Fund, Inc., Clough Global Allocation Fund, Clough Global Equity Fund, Clough Global Opportunities Fund, Financial Investors Trust, Financial Investors Variable Insurance Trust and Reaves Utility Income Fund. Mr. May is also President, Chairman and Trustee of the ALPS Variable Insurance Trust and Chairman and Trustee of the Reaves Utility Income Fund. Mr. May is currently on the Board of Directors and is Chairman of the Audit Committee of the University of Colorado Foundation.

JoEllen L. Legg, age 48	Secretary	Ms. Legg was elected Secretary of the Trust at the

Ms. Legg joined ALPS as Associate Counsel in October 2007. Prior to joining ALPS, Ms. Legg served as Senior Counsel - Law (Corporate & Securities) for Adelphia Communications Corporation from February 2005 to March 2007.

Name, Address* & Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years**
November 13, 2007 meeting of the Board of Trustees.

 Prior to this, Ms. Legg held associate positions at Fried Frank Harris Shriver & Jacobson LLP (1998 — 2004) and at Patton Boggs LLP (2004 — 2005). Because of her position with ALPS, Ms. Legg is deemed an affiliate of the Trust as defined under the 1940 Act. Ms. Legg is also the Secretary of the Westcore Trust and Assistant Secretary of the Stone Harbor Investment Funds and the WesMark Funds.

Michael Akins, age 33	Chief Compliance Officer (“CCO”).	Mr. Akins was appointed CCO of the Trust at the June 13, 2006 meeting of the Board of Trustees.

Mr. Akins joined ALPS as Deputy Compliance Officer in April 2006. Prior to joining ALPS, Mr. Akins served as Compliance Officer and AVP for UMB Financial Corporation. Before joining UMB, Mr. Akins served as an account manager for State Street Corporation. Because of his affiliation with ALPS and ADI, Mr. Akins is deemed an affiliate of the Trust as defined under the 1940 Act. Mr. Akins is currently the CCO of ALPS Variable Insurance Trust, Financial Investors Variable Insurance Trust, Reaves Utility Income Fund, Clough Global Allocation Fund, Clough Global Opportunities Fund, the Clough Global Equity Fund, and the ALPS ETF Trust.

Kimberly R. Storms, age 37	Assistant Treasurer	Kim Storms was elected Assistant Treasurer of the Trust at the June 14, 2005 meeting of the Board of Trustees.

Ms. Storms is Vice President - Director of Fund Administration of ALPS. Ms. Storms joined ALPS in 1998 as Assistant Controller. Because of her position with ALPS, Ms. Storms is deemed an affiliate of the Trust as defined under the 1940 Act. Ms. Storms is also Treasurer of ALPS ETF Trust and ALPS Variable Insurance Trust; Assistant Treasurer of Liberty All-Star Equity Fund and Liberty All-Star Growth Fund, Inc.; and Assistant Secretary of Ameristock Mutual Fund, Inc.

*All communications to Trustees and Officers may be directed to Financial Investors Trust c/o 1290 Broadway, Suite 1100, Denver, CO  80203.

**Except as otherwise indicated, each individual has held the office shown or other offices in the same company for the last five years.

*** The Fund Complex includes all series of the Trust and any other investment companies for which ALPS Advisors, Inc. or GNI Capital, Inc. provides investment advisory services.

None of the Independent Trustees own securities in the Adviser, Sub-Adviser or Distributor, nor do they own securities in any entity directly controlling, controlled by, or under common control with the Adviser, Sub-Adviser or Distributor.

Audit Committee.  The Board has an Audit Committee which considers such matters pertaining to the Trust’s books of account, financial records, internal accounting controls and changes in accounting principles or practices as the Trustees may from time to time determine.  The Audit Committee also considers the engagement and compensation of the independent registered public accounting firm (“Firm”) and ensures receipt from the Firm of a formal written statement delineating relationships between the Firm and the Trust, consistent with Independence Standards Board Standard No. 1.  The Audit Committee also meets privately with the representatives of the Firm to review the scope and results of audits and other duties as set forth in the Audit Committee’s Charter.  The Audit Committee members, each of whom are Independent Trustees are: Ms. Anstine and Messrs. Deems (Chairman), Moran Rutledge and Shell.  The Audit Committee met twice during the fiscal year ended April 30, 2009.

Nominating and Corporate Governance Committee.  The Nominating and Corporate Governance Committee meets periodically to advise and assist the Board in selecting nominees to serve as trustees of the Trust and in establishing, implementing and executing policies, procedures and practices that assure orderly and effective governance of the Trust and effective and efficient management of all business and financial affairs of the Trust.  Members of the Nominating and Corporate Governance Committee are currently: Ms. Anstine (Chairman) and Messrs. Deems, Moran, Rutledge and Shell.  The Nominating and Corporate Governance Committee of the Board met twice during the fiscal year ended April 30, 2009.

Shareholder Nominations.  The Board will consider shareholder nominees for Trustees.  All nominees must possess the appropriate characteristics, skills and experience for serving on the Board.  In particular the Board and its Independent Trustees will consider each nominee’s integrity, educational, professional background, understanding of the Trust’s business on a technical level and commitment to devote the time and attention necessary to fulfill a Trustee’s duties.  All shareholders who wish to recommend nominees for consideration as Trustees shall submit the names and qualifications of the candidates to the Secretary of the Trust by writing to: Financial Investors Trust, 1290 Broadway, Suite 1100, Denver, Colorado, 80203.

As of December 31, 2008, the dollar range of equity securities in the Fund beneficially owned by the Interested Trustee were as follows:

Interested Trustee	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies

Edmund J. Burke	None	None

As of December 31, 2008, the dollar range of equity securities in the Fund beneficially owned by Independent Trustees were as follows:

Independent Trustees	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies

Mary K. Anstine	None	None
Jeremy W. Deems	None	None
John R. Moran, Jr.	None	None
Jerry G. Rutledge	None	None
Michael “Ross” Shell	None	None

Remuneration of Trustees.  The Independent Trustees of the Trust receive an annual fee in the amount of $10,000 and an additional $1,500 for attending each Board meeting.  The Trustees are also reimbursed for all reasonable out-of-pocket expenses relating to attendance at meetings.  For the fiscal year ended April 30, 2009, the Independent Trustees received the following compensation:

	Aggregate Compensation From the Trust	Pension Or Retirement Benefits Accrued As Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Aggregate Compensation From The Trust And Fund Complex Paid To Trustees*
Mary K. Anstine, Trustee	$17,500	$0	$0	$59,000
Jeremy W. Deems, Trustee	$17,500	$0	$0	$49,000
John R. Moran, Jr., Trustee	$17,500	$0	$0	$17,500
Jerry G. Rutledge	$0	$0	$0	$0
Michael “Ross” Shell	$0	$0	$0	$0

* The Fund Complex includes all series of the Trust and any other investment companies for which ALPS Advisors, Inc. or GNI Capital, Inc. provides investment advisory services.

No officer, trustee or employee of the manager or any of its affiliates receives any compensation from the Fund for serving as an officer or trustee of the Fund.

INVESTMENT MANAGER

ALPS Advisors, Inc. (the “Adviser”), a wholly owned subsidiary of ALPS Holdings, Inc. (“ALPS Holdings”), subject to the authority of the Board, is responsible for the overall management and administration of the portfolio’s business affairs.  The Adviser commenced business operations in December 2006 upon the acquisition of an existing investment advisory operation and is registered with the Securities and Exchange Commission as an investment adviser.  The Adviser’s principal address is 1290 Broadway, Suite 1100, Denver, CO 80203.

Located in Denver, Colorado, ALPS Holdings was founded in 2005 and assumed the business of ALPS Financial Services, which was founded in 1985 as a provider of fund administration and fund distribution services.  Since then, ALPS Holdings has added additional services, including fund accounting, transfer agency, shareholder services, active distribution, legal, tax and compliance services.  ALPS Holdings and its affiliates provide fund administration services to funds with assets in excess of $40 billion and distribution services to funds with assets of more than $220 billion.

The Adviser has delegated daily management of Fund assets to GNI Capital, Inc. (the “Sub-Adviser” or “GNI Capital”), who is paid by the Adviser and not the Fund.  The Sub-Adviser is engaged to manage the investments of the Fund in accordance with its investment objective, policies and limitations and investment guidelines established by the Adviser and the Board.  GNI Capital is an independently-operated, distinct investment management division of Centillion Partners, Inc., a financial services holding company.  GNI Capital is a long/short equity investment management firm that provides investment management services to institutional clients including mutual fund sponsors, trust companies, investment advisory firms, corporate retirement plans and family offices, as well as high-net worth investors. The Sub-Adviser’s principal address is 124 Verdae Boulevard, Suite 504, Greenville, South Carolina 29607.

Pursuant to the Investment Advisory Agreement (the “Advisory Agreement”), the Fund pays the Adviser an annual management fee of 1.30% based on the Fund’s average daily net assets.  The management fee is paid on a monthly basis.  The Adviser pays the Sub-Adviser an annual sub-advisory management fee as follows:

 (i)             0.85% based on the Fund’s average net assets between $0 - $10 million; and

(ii)             0.65% based on the Fund’s average net assets over $10 million.

The sub-advisory management fee is paid on a monthly basis.  The Adviser is required to pay all fees due to the Sub-Adviser out of the management fee the Adviser receives from the Fund.  The initial term of the Advisory Agreement is two years.  The Board may extend the Advisory Agreement for additional one-year terms.  The Board, shareholders of the Fund or the Adviser may terminate the Advisory Agreement upon sixty (60) days notice.  A discussion regarding the basis for the Board’s approval of the Fund’s Advisory Agreement and Sub-Advisory Agreement will be provided in the Fund’s semi-annual report to shareholders for the period ending April 30, 2010.

As described in the Prospectus under “Fees and Expenses,” the Adviser has contractually agreed to limit certain of the Fund’s expenses until October 31, 2010.

Under the terms of the Advisory Agreement, the Adviser shall not be liable for losses or damages incurred by the Fund, unless such losses or damages are attributable to the willful misfeasance, bad faith or gross negligence on the part of the Adviser or from reckless disregard by it of its obligations and duties under the Advisory Agreement (“disabling conduct”).  In addition, the Fund will indemnify the Adviser and its affiliates and hold each of them harmless against any losses or damages not resulting from disabling conduct.

DISTRIBUTOR

Shares of the Fund are offered on a continuous basis through ALPS Distributors, Inc. (an affiliate of ALPS and the Adviser) (“ADI” or the “Distributor”), located at 1290 Broadway, Suite 1100, Denver, Colorado 80203, as distributor of the Fund pursuant to a distribution agreement between the Distributor and the Fund. The Distributor is not obligated to sell any specific amount of Fund shares.

CODE OF ETHICS

The Fund, the Adviser, the Sub-Adviser and the Distributor each have adopted a code of ethics under Rule 17j-1 of the 1940 Act. These codes of ethics permit the personnel of these entities to invest in securities, including securities that the Fund may purchase or hold. The codes of ethics are on public file with, and are available from, the SEC.

ADMINISTRATOR

The Fund currently employs ALPS Fund Services, Inc. (“ALPS” or the “Administrator”), located at 1290 Broadway, Suite 1100, Denver, Colorado 80203, under an administration agreement to provide certain administrative services to the Fund. ALPS is an affiliate of ADI and the Adviser. Information on the services provided by the Administrator and the fees paid to the Administrator is available in the Prospectus.

PROXY VOTING POLICIES AND PROCEDURES

Although individual Board members may not agree with particular policies or votes by the Sub-Adviser, the Board has approved delegating proxy voting discretion to the Sub-Adviser believing that the Sub-Adviser should be responsible for voting because it is a matter relating to the investment decision making process.

Attached as Appendix B is the summary of the guidelines and procedures that the Sub-Adviser uses to determine how to vote proxies relating to portfolio securities, including the procedures that the Sub-Adviser uses when a vote presents a conflict between the interests of Fund shareholders, on the one hand, and those of the Sub-Adviser or any affiliated person of the Fund or the Sub-Adviser, on the other. This summary of the guidelines gives a general indication as to how the Sub-Adviser will vote proxies relating to portfolio securities on each issue listed. However, the guidelines do not address all potential voting issues or the intricacies that may surround individual proxy votes. For that reason, there may be instances in which votes may vary from the guidelines presented. Notwithstanding the foregoing, the Sub-Adviser always endeavors to vote proxies relating to portfolio securities in accordance with the Fund’s investment objectives.  When applicable, information on how the Fund voted proxies relating to portfolio securities during the most recent prior 12-month period ended June 30 will be available without charge, (1) upon request, by calling 866.759.5679 and (2) on the SEC’s website at http://www.sec.gov.

CONTROL PERSONS, PRINCIPAL SHAREHOLDERS AND MANAGEMENT OWNERSHIP

A principal shareholder is any person who owns of record or beneficially owns 5% or more of any class of the Fund’s outstanding equity securities.  A control person is any person who owns beneficially or through controlled companies more than 25% of the voting securities of a Fund or acknowledges the existence of control.  Because the Fund is new, as of the date of this SAI, there were no principal shareholders nor control persons of the Fund, and the Trustees and Officers of the Trust as a group did not own any of the outstanding shares of the Fund.

EXPENSES

The Fund’s expenses include taxes, interest, fees and salaries of such Fund Trustees and officers who are not trustees, officers or employees of the Fund’s service contractors, SEC fees, state securities qualification fees, costs of preparing and printing prospectuses for regulatory purposes and for distribution to existing shareholders, advisory and administration fees, charges of the custodian and of the transfer and dividend disbursing agent, certain insurance premiums, outside auditing and legal expenses, costs of shareholder reports and shareholder meetings and any extraordinary expenses. The Fund also pays for brokerage fees and commissions (if any) in connection with the purchase and sale of portfolio securities.

PORTFOLIO MANAGERS

The following sections set forth certain additional information with respect to the portfolio managers for the Fund. Unless noted otherwise, all information is provided as of April 30, 2009.

Other Accounts Managed by Portfolio Managers

The table below identifies, for each portfolio manager, the number of accounts (other than the Fund with respect to which information is provided) for which he has day-to-day management responsibilities and the total assets in such accounts, within each of the following categories: registered investment companies, other pooled investment vehicles, and other accounts.

Portfolio	Registered Investment Companies		Other Pooled Investment Vehicles*		Other Accounts
Manager(s)	Number	Total Assets	Number	Total Assets	Number	Total Assets
		(in millions)		(in millions)		(in millions)

Charles L. Norton	2	97.66	4	5.66	152	60.02

Allen R. Gillespie	2	97.66	4	5.66	152	60.02

Portfolio Manager Compensation

The portfolio managers of the Fund are paid a flat base salary that is not based on Fund performance.  The portfolio managers do not receive a bonus tied to performance of the Funds or to the Funds’ asset base. GNI does not offer a deferred compensation plan as part of the portfolio managers’ compensation. GNI is a wholly owned subsidiary of Centillion. As each portfolio manager has an ownership stake in Centillion, they share in its profits.

Ownership of Securities

Because the Fund is new, as of the date of this SAI, the Portfolio Managers did not own any shares of the Fund.

POTENTIAL CONFLICTS OF INTEREST

Potential conflicts of interest may arise when the Fund’s portfolio manager has day-to-day management responsibilities with respect to one or more other funds or other accounts, as is the case for the portfolio managers listed in the table above.

The Sub-Adviser and the Fund have adopted compliance policies and procedures that are designed to address various conflicts of interest that may arise for the Sub-Adviser and the individuals that it employs. For example, the Sub-Adviser seeks to minimize the effects of competing interests for the time and attention of portfolio managers by assigning portfolio managers to manage funds and accounts that share a similar investment style. The Sub-Adviser has also adopted trade allocation procedures that are designed to facilitate the fair allocation of limited investment opportunities among multiple funds and accounts. There is no guarantee, however, that the policies and procedures adopted by the Sub-Adviser and the Fund will be able to detect and/or prevent every situation in which an actual or potential conflict may appear.

These potential conflicts include:

Allocation of Limited Time and Attention. A portfolio manager who is responsible for managing multiple funds and/or accounts may devote unequal time and attention to the management of those funds and/or accounts. As a result, the portfolio manager may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those accounts as might be the case if he or she were to devote substantially more attention to the management of a single fund. The effects of this potential conflict may be more pronounced where funds and/or accounts overseen by a particular portfolio manager have different investment strategies.

Allocation of Limited Investment Opportunities. If a portfolio manager identifies a limited investment opportunity that may be suitable for multiple funds and/or accounts, the opportunity may be allocated among these several funds or accounts, which may limit a fund’s ability to take full advantage of the investment opportunity.

Pursuit of Differing Strategies. At times, a portfolio manager may determine that an investment opportunity may be appropriate for only some of the funds and/or accounts for which he or she exercises investment responsibility, or may decide that certain of the funds and/or accounts should take differing positions with respect to a particular security. In these cases, the portfolio manager may place separate transactions for one or more funds or accounts which may affect the market price of the security or the execution of the transaction, or both, to the detriment or benefit of one or more other funds and/or accounts.

Selection of Brokers/Dealers. Portfolio managers may be able to select or influence the selection of the brokers and dealers that are used to execute securities transactions for the funds and/or account that they supervise. In addition to executing trades, some brokers and dealers provide portfolio managers with brokerage and research services (as those terms are defined in Section 28(e) of the 1934 Act), which may result in the payment of higher brokerage fees than might have otherwise been available. These services may be more beneficial to certain funds or accounts than to others. Although the payment of brokerage commissions is subject to the requirement that the portfolio manager determine in good faith that the commissions are reasonable in relation to the value of the brokerage and research services provided to the fund, a portfolio manager’s decision as to the selection of brokers and dealers could yield disproportionate costs and benefits among the funds and/or accounts that he or she manages.

Variation in Compensation. A conflict of interest may arise where the financial or other benefits available to the portfolio manager differ among the funds and/or accounts that he or she manages. If the structure of the investment adviser’s management fee and/or the portfolio manager’s compensation differs among funds and/or accounts (such as where certain funds or accounts pay higher management fees or performance-based management fees), the portfolio manager might be motivated to help certain funds and/or accounts over others. The portfolio manager might be motivated to favor funds and/or accounts in which he or she has an interest or in which the investment adviser and/or its affiliates have interests. Similarly, the desire to maintain or raise assets under management or to enhance the portfolio manager’s performance record or to derive other rewards, financial or otherwise, could influence the portfolio manager to lend preferential treatment to those funds and/or accounts that could most significantly benefit the portfolio manager.

Related Business Opportunities. The Sub-Adviser or its affiliates may provide more services (such as distribution or recordkeeping) for some types of funds or accounts than for others. In such cases, a portfolio manager may benefit, either directly or indirectly, by devoting disproportionate attention to the management of funds and/or accounts that provide greater overall returns to the Sub-Adviser and its affiliates.

The Sub-Adviser and the Funds have adopted compliance policies and procedures that are designed to address various conflicts of interest that may arise for the Sub-Adviser and the individuals that it employs. For example, the Sub-Adviser seeks to minimize the effects of competing interests for the time and attention of portfolio managers by assigning portfolio managers to manage funds and accounts that share a similar investment style. The Sub-Adviser has also adopted trade allocation procedures that are designed to facilitate the fair allocation of limited investment opportunities among multiple funds and accounts. There is no guarantee, however, that the policies and procedures adopted by the Sub-Adviser and the Funds will be able to detect and/or prevent every situation in which an actual or potential conflict may appear.

NET ASSET VALUE

The following is a description of the procedures used by the Fund in valuing its assets. Because of the differences in service and distribution fees and class-specific expenses, the per share net asset value of each class may differ.  For the purpose of pricing purchase and redemption orders, the net asset value per share of each class of the Fund is calculated separately and is determined once daily as of the close of regularly scheduled trading on the NYSE (normally, 4:00 p.m. Eastern time). The Fund’s net asset value is calculated on each day that the NYSE is open for trading, i.e., Monday through Friday, except for New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day, and the preceding Friday or subsequent Monday when one of those holidays falls on a Saturday or Sunday, respectively.

In calculating net asset value, equity securities listed or traded on national securities exchanges are valued at the last sale price or, if there have been no sales on that day, at the mean of the current bid and ask price which represents the current value of the security. Over-the-counter securities are valued at the mean of the current bid and ask price.

Portfolio securities listed on the NASDAQ National Market System for which market quotations are available are valued at the official closing price. If there is no official closing price, the securities are valued at the last sale price or, if there have been no sales that day, at the mean of the current bid and ask price which represents the current value of the security.

Securities that are primarily traded on foreign exchanges generally are valued at the preceding closing values of such securities on their respective exchanges, except that when an occurrence subsequent to the time a value was so established is likely to have changed such value, then the fair value of those securities will be determined by consideration of other factors by or under the direction of the Fund’s Board of Trustees or its delegates. In valuing assets, prices denominated in foreign currencies are converted to U.S. dollar equivalents at the current exchange rate. Securities may be valued by independent pricing services which use prices provided by market-makers or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics. Short-term obligations with maturities of 60 days or less are valued at amortized cost, which constitutes fair value as determined by the Board of Trustees. Amortized cost involves valuing an instrument at its original cost to the Fund and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. All other securities and other assets of the Fund will be valued at fair value as determined in good faith pursuant to procedures adopted by the Board.

TAXES

In general it is the Fund’s policy to distribute to its shareholders as “ordinary income dividends” substantially all net investment income and short-term capital gains. It is also the Fund’s policy to distribute annually all net realized long-term capital gains, if any, after offsetting any capital loss carryovers as “capital gains distributions.”

Ordinary income dividends and capital gain distributions are payable in full and fractional shares of the relevant class of the Fund based upon the net asset value determined as of the close of the Exchange on the record date for each dividend or distribution. Shareholders, however, may elect to receive their ordinary income dividends or capital gain distributions, or both, in cash. The election may be made at any time by submitting a written request directly to the Fund. In order for a change to be in effect for any dividend or distribution, it must be received by the Fund on or before the record date for such dividend or distribution.

If you elect to receive your dividends in cash and the dividend checks sent to you are returned “undeliverable” to the Fund or remain uncashed for six months, your cash election will automatically be changed and your future dividends will be reinvested. No interest will accrue on amounts represented by uncashed dividend or redemption checks.

As required by federal law, detailed federal tax information will be furnished to each shareholder for each calendar year on or before January 31st  of the succeeding year.

Taxation of the Fund

The Fund intends to elect to be treated and qualify each year as a regulated investment company under Subchapter M of the Code. In order to qualify for the special tax treatment accorded regulated investment companies and their shareholders, the Fund must, among other things, (i) derive at least 90% of its gross income in each taxable year from dividends, interest, payments with respect to certain securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies and net income derived from interests in “qualified publicly traded partnership”; (ii) diversify its holdings so that at the end of each fiscal quarter, (a) at least 50% of the value of its total assets consists of cash, U.S. government securities, securities of other regulated investment companies, and other securities limited generally, with respect to any one issuer, to no more than 5% of the value of the Fund’s total assets and 10% of the outstanding voting securities of such issuer, and (b) not more than 25% of the value of the Fund’s total assets is invested in the securities (other than those of the U.S. government or other regulated investment companies) of any one issuer or of two or more issuers which the Fund controls and which are engaged in the same, similar or related trades or businesses, or in the securities of one or more publicly traded partnerships; and (iii) distribute with respect to each taxable year at least 90% of the sum of its taxable net investment income, net tax-exempt income, and the excess, if any, of net short-term capital gains over net long-term capital losses for such year. For purposes of meeting the diversification requirement described in (ii) above, in the case of the Fund’s investment in loan participations, the issuer may be the financial intermediary or the borrower.

In general, for purposes of the 90% gross income requirement described in (i) above, income derived from a partnership will be treated as qualifying income only to the extent such income is attributable to items of income of the partnership which would be qualifying income if realized by the regulated investment company. However, 100% of the net income derived from an interest in a “qualified publicly traded partnership” (defined as a partnership (x) interests in which are traded on an established securities market or readily tradable on a secondary market or the substantial equivalent thereof and (y) that derives less than 90% of its income from the qualifying income described in (i) above) will be treated as qualifying income. In addition, although in general the passive loss rules of the Code do not apply to regulated investment companies, such rules do apply to a regulated investment company with respect to items attributable to an interest in a qualified publicly traded partnership. Finally, for purposes of (ii) above, the term “outstanding voting securities of such issuer” will include the equity securities of a qualified publicly traded partnership.

To the extent that it qualifies for treatment as a regulated investment company, the Fund will not be subject to federal income tax on income distributed to its shareholders in a timely manner in the form of dividends (including Capital Gain Dividends, defined below). If the Fund were to fail to qualify as a regulated investment company accorded special tax treatment in any taxable year – for example, because it was not sufficiently diversified under the applicable Code tests — the Fund would be subject to tax on its taxable income at corporate rates, and all distributions from earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains, would be taxable to shareholders as ordinary income. In addition, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying as a regulated investment company that is accorded special tax treatment.

The Fund intend to distribute substantially all of their investment company taxable income and to distribute all net realized long-term capital gains in a taxable year. If the Fund does retain any investment company taxable income, it will be subject to tax at regular corporate rates on the amount retained. If the Fund retains any net capital gain, it will also be subject to tax at regular corporate rates on the amount retained, but may designate the retained amount as undistributed capital gains in a notice to its shareholders who (i) will be required to include in income for federal income tax purposes, as long-term capital gain, their shares of such undistributed amount, and (ii) will be entitled to credit their proportionate shares of the tax paid by the Fund on such undistributed amount against their federal income tax liabilities, if any. For federal income tax purposes, the tax basis of shares owned by a shareholder of the Fund will be increased by an amount equal under current law to the difference between the amount of undistributed capital gains included in the shareholder’s income and the tax deemed paid by the shareholder under clause (ii) of the preceding sentence.

A nondeductible excise tax at the rate of 4% will be imposed on the excess, if any, of the Fund’s “required distribution” over its actual distributions in any calendar year. Generally, the “required distribution” is 98% of the Fund’s ordinary income for the calendar year plus 98% of its capital gain net income recognized during the one-year period ending on October 31st plus undistributed amounts from prior years. For these purposes, the Fund will be treated as having distributed any amount for which it is subject to income tax. The Fund intends to make distributions sufficient to avoid imposition of the excise tax, although there can be no assurance that it will be able to do so.

Taxation of Fund Distributions

For federal income tax purposes, distributions of investment income are generally taxable as ordinary income to the extent of the Fund’s earnings and profits. Taxes on distributions of capital gains are determined by how long the Fund owned the investments that generated them, rather than how long a shareholder has owned his or her shares. Distributions of net capital gains from the sale of investments that the Fund owned for more than one year and that are properly designated by the Fund as capital gain dividends (“Capital Gain Dividends”) will be taxable as long-term capital gains. Distributions of gains from the sale of investments that the Fund owned for one year or less will be taxable as ordinary income. For taxable years beginning before January 1, 2011, the Fund may designate certain dividends as derived from “qualified dividend income, “ which, when received by an individual, will be taxed at the rates applicable to long-term capital gain, provided holding period and other requirements are met at both the shareholder and Fund level. The Fund does not expect a significant portion of distributions to be derived from qualified dividend income.

Distributions are taxable to shareholders even if they are paid from income or gains earned by the Fund before a shareholder’s investment (and thus were included in the price the shareholder paid). Distributions are taxable whether shareholders receive them in cash or reinvest them in additional shares (other than distributions, if any, designated by the Fund as “exempt-interest dividends”). Any gain resulting from the sale or exchange of Fund shares generally will be taxable as capital gains. Distributions declared and payable by the Fund during October, November or December to shareholders of record on a date in any such month and paid by the Fund during the following January will be treated for federal tax purposes as paid by the Fund and received by shareholders on December 31st of the year in which declared rather than the calendar year in which they were received.

Long-term capital gain rates applicable to individuals have been temporarily reduced - in general, to 15% with lower rates applying to taxpayers in the 10% and 15% rate brackets - for taxable years beginning before January 1, 2011.

Dividends received by corporate shareholders may qualify for the 70% dividends received deduction to the extent of the amount of qualifying dividends received by the Fund from domestic corporations and to the extent a portion of interest paid or accrued on certain high yield discount obligations owned by the Fund are treated as dividends.

If the Fund makes a distribution in excess of its current and accumulated “earnings and profits” in any taxable year, the excess distribution will be treated as a return of capital to the extent of a shareholder’s tax basis in his or her shares, and thereafter as capital gain. A return of capital is not taxable, but it reduces a shareholder’s basis in his or her shares, thus reducing any loss or increasing any gain on a subsequent taxable disposition by the shareholder of such shares.

Sale or Redemption of Shares

The sale or redemption of Fund shares may give rise to a gain or loss. In general, any gain or loss realized upon a taxable disposition of shares will be treated as long-term capital gain or loss if the shares have been held for more than 12 months. Otherwise, the gain or loss on the taxable disposition of Fund shares will be treated as short-term capital gain or loss. However, any loss realized upon a taxable disposition of shares held for six months or less will be treated as long-term, rather than short-term, to the extent of any long-term capital gain distributions received (or deemed received) by the shareholder with respect to the shares. All or a portion of any loss realized upon a taxable disposition of Fund shares will be disallowed if other substantially identical shares of the Fund are purchased within 30 days before or after the disposition. In such a case, the basis of the newly purchased shares will be adjusted to reflect the disallowed loss.

Passive Foreign Investment Companies

Funds that invest in non-U.S. securities may own shares in certain foreign investment entities, referred to as “passive foreign investment companies” (“PFICs”). In order to avoid U.S. federal income tax on distributions received from a PFIC, and an additional charge on a portion of any “excess distribution” from such companies or gain from the disposition of such shares, the Fund may elect to “mark-to-market” annually its investments in such entities and to distribute any resulting net gain to shareholders. Such gains are treated as ordinary income. The Fund may also elect to treat the PFIC as a “qualified electing fund” (a “QEF election”), in which case the Fund would be required to include its share of the company’s income and net capital gains annually, regardless of whether it receives distributions from the company. The QEF and mark-to-market elections may require the Fund to sell securities it would have otherwise continued to hold in order to make distributions to shareholders to avoid any Fund-level tax. Income from investments in PFICs generally will not qualify for treatment as qualified dividend income.

Non-U.S. Taxes

Funds that invest in non-U.S. securities may be liable to non-U.S. governments for taxes relating primarily to investment income or capital gains on non-U.S. securities in the Fund’s portfolio. If at the close of its taxable year more than 50% of the value of the Fund’s total assets consists of securities of foreign corporations (including foreign governments), the Fund may make an election under the Code that would allow Fund shareholders who are U.S. citizens or U.S. corporations to claim a foreign tax credit or deduction (but not both) on their U.S. income tax return for their pro rata portion of qualified taxes paid by that Fund to non-U.S. countries in respect of non-U.S. securities held at least a minimum period specified in the Code. If the Fund makes the election, the amount of each shareholder’s distribution reported on the information returns filed by such Fund with the IRS must be increased by the amount of the shareholder’s portion of the Fund’s non-U.S. tax paid. A shareholder’s ability to claim all or a part of a non-U.S. tax credit or deduction in respect of non-U.S. taxes paid by the Fund may be subject to certain limitations imposed by the Code.

Non-U.S. Currency Transactions

Transactions in non-U.S. currencies, non-U.S.-currency denominated debt obligations and certain non-U.S. currency options, future contracts, and forward contracts (and similar instruments) may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the non-U.S. currency concerned and may increase the amount and affect the timing and character of taxes payable by shareholders. Certain of the Fund’s transactions, if any, in foreign currencies and foreign currency denominated instruments are likely to result in a difference between the Fund’s book income and taxable income. This difference may cause a portion of such Fund’s income distributions to constitute a return of capital or capital gain for tax purposes or require the Fund to make distributions exceeding book income to avoid excise tax liability and to qualify as a regulated investment company, which may have the effect of accelerating taxable distributions to shareholders.

Financial Products

The Fund’s investments in options, futures contracts, hedging transactions, forward contracts, swaps and certain other transactions will be subject to special tax rules (including mark-to-market, constructive sale, straddle, wash sale, short sale and other rules), the effect of which may be to accelerate income to the Fund, defer Fund losses, cause adjustments in the holding periods of Fund securities, convert capital gain into ordinary income and convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing and character distributions to Fund shareholders.

Certain of the Fund’s hedging activities including its transactions in options, futures contracts and foreign currencies, are likely to result in a difference between the Fund’s book income and taxable income. This difference may cause a portion of such Fund’s income distributions to constitute a return of capital or capital gain for tax purposes or require the Fund to make distributions exceeding book income to avoid excise tax liability and to qualify as a regulated investment company, which may have the effect of accelerating taxable distributions to shareholders.

Securities Issued or Purchased at a Discount

The Fund’s investment in securities issued at a discount and certain other obligations will (and investments in securities purchased at a discount may) require that Fund to accrue and distribute income not yet received. In addition, payment-in-kind securities will give rise to income which is required to be distributed even though the Fund receives no interest payment in cash on the security during the year. In order to generate sufficient cash to make the requisite distributions, the Fund may be required to sell securities in its portfolio that it otherwise would have continued to hold. The Fund may realize gains or losses from such sales. In the event the Fund realizes net capital gains from such transactions, its shareholders may receive a larger capital gain distribution than they would in the absence of such transactions.

Some debt obligations that are acquired by the Fund in the secondary market may be treated as having market discount. Generally, any gain recognized on the disposition of a debt security having market discount is treated as ordinary income to the extent the gain does not exceed the “accrued market discount” on such debt security. Market discount generally accrues in equal daily installments. The Fund may make certain elections applicable to debt obligations having market discount, which could affect the character and timing of recognition of income.

High-Risk Securities

The Fund may invest in debt obligations that are in the lowest rating categories or are unrated. Investments in debt obligations that are at risk of or in default present special tax issues for the Fund. Tax rules are not entirely clear about issues such as when the Fund may cease to accrue interest, original issue discount or market discount, when and to what extent deductions may be taken for bad debts, or worthless securities and how payments received on obligations in default should be allocated between principal and income. These and other related issues will be addressed by the Fund if it invests in such securities in order to seek to ensure that they distribute sufficient income to avoid becoming subject to federal income or excise tax.

Real Estate Investment Trusts

The Fund’s investments in REIT equity securities may result in the Fund’s receipt of cash in excess of the REIT’s earnings; if the Fund receives such distributions all or a portion of these distributions will constitute a return of capital to the Fund.  Receiving a return of capital distribution from a REIT will reduce the amount of income available to be distributed to Fund shareholders.  Income from REIT securities generally will not be eligible for treatment as qualified dividend income.

Tax-Exempt Shareholders

Under current law, the Fund serves to “block” (that is, prevent the attribution to shareholders of) unrelated business taxable income (“UBTI”) from being realized by its tax-exempt shareholders. Notwithstanding the foregoing, a tax-exempt shareholder could realize UBTI by virtue of its investment in the Fund if either: (1) the Fund invests in REITs that hold residual interests in real estate mortgage investment conduits (“REMICs”); or (2) shares in the Fund constitute debt-financed property in the hands of the tax-exempt shareholder within the meaning of Code Section 514(b). If a charitable remainder trust (as defined in Code Section 664) realizes any

UBTI for a taxable year, it will lose its tax-exempt status for the year. The Fund may invest in REITs that hold residual interests in REMICs.

Backup Withholding

The Fund generally is required to withhold and remit to the U.S. Treasury a percentage of the taxable distributions and redemption proceeds paid to any individual shareholder who fails to properly furnish the Fund with a correct taxpayer identification number (“TIN”), who has under-reported dividend or interest income, or who fails to certify to the Fund that he or she is not subject to such withholding. The backup withholding tax rate is 28% for amounts paid through 2010. The backup withholding tax rate will be 31% for amounts paid after December 31, 2010.

Other Tax Matters

Special tax rules apply to investments though defined contribution plans and other tax-qualified plans. Shareholders should consult their tax adviser to determine the suitability of shares of the Fund as an investment through such plans and the precise effect of and investment on their particular tax situation.

The foregoing discussion relates solely to U.S. federal income tax law. Dividends and distributions also may be subject to state and local taxes. Shareholders are urged to consult their tax advisers regarding specific questions as to federal, state, local and, where applicable, foreign taxes. Non-U.S. investors should consult their tax advisers concerning the tax consequences of ownership of shares of the Fund, including the certification and filing requirements imposed on foreign investors in order to qualify for exemption from the backup withholding tax rates described above (or a reduced rate of withholding provided by treaty).

If a shareholder recognizes a loss with respect to the Fund’s shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the Internal Revenue Service a disclosure statement on Form 8886. Direct Shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a regulated investment company are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all regulated investment companies. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisers to determine the applicability of these regulations in light of their individual circumstances.

The foregoing is a general and abbreviated summary of the applicable provisions of the Code and related regulations currently in effect. For the complete provisions, reference should be made to the pertinent Code sections and regulations. The Code and regulations are subject to change by legislative or administrative actions.

DESCRIPTION OF THE TRUST

The Trust was organized as a Delaware business trust on November 30, 1993 and consists of five separate portfolios or series. The Board may establish additional series in the future. The capitalization of the Trust consists solely of an unlimited number of shares of beneficial interest with no par value.

The Trust consists of multiple separate portfolios or funds. When certain matters affect one fund but not another, the shareholders would vote as a fund regarding such matters. Subject to the foregoing, on any matter submitted to a vote of shareholders, all shares then entitled to vote will be voted separately by the fund unless otherwise required by the 1940 Act, in which case all shares will be voted in the aggregate. For example, a change in a fund’s fundamental investment policies would be voted upon only by shareholders of the fund. Additionally, approval of the Investment Advisory Agreement is a matter to be determined separately by each fund.

Approval by the shareholders of one fund is effective as to that fund whether or not sufficient votes are received from the shareholders of the other fund to approve the proposal as to that fund. The term “majority,” when referring to approvals to be obtained from shareholders of a fund means the vote of the lesser of (i) 67% of the shares of the fund or class represented at a meeting if the holder of more than 50% of the outstanding shares of the fund or class are present in person or by proxy, or (ii) more than 50% of the outstanding shares of the fund. The term “majority,” when referring to the approvals to be obtained from shareholders of the Trust as a whole means the vote of the lesser of (i) 67% of the Trust’s shares represented at a meeting if the holders of more than 50% of the Trust’s outstanding shares are present in person or proxy, or (ii) more than 50% of the Trust’s outstanding shares. Shareholders are entitled to one vote for each full share held and fractional votes for fractional shares held.

The Trust is not required to hold regular annual meetings of a fund’s shareholders and does not intend to do so. However, the Trust undertakes to hold a special meeting of its shareholders if the purpose of voting on the question of removal of a director or trustees is requested in writing by the holders of at least 10% of the Trust’s outstanding voting securities, and to assist in communicating with other shareholders as required by Section 16(c) of the 1940 Act. The Trust Instrument provides that the holders of not less than two-thirds of the outstanding shares of the Trust may remove a person serving as Trustee either by declaration in writing or at a meeting called for such purpose.

Each share of a fund represents an equal proportional interest in the fund with each other share and is entitled to such dividends and distributions out of the income earned on the assets belonging to the fund as are declared in the discretion of the Trustees.  In the event of the liquidation or dissolution of the Trust, shareholders of each fund are entitled to receive the assets attributable to such fund that are available for distribution, and a distribution of any general assets of the Trust not attributable to a particular fund that are available for distribution in such manner and on such basis as the Trustees in their sole discretion may determine.

Shareholders are not entitled to any preemptive rights. All shares, when issued, will be fully paid and non-assessable by the Trust.

Under Delaware law, shareholders could, under certain circumstances, be held personally liable for the obligations of a series of the Trust but only to the extent of the shareholder’s investment in such series. However, the Trust Instrument disclaims liability of the shareholders, Trustees or Officers of the Trust for acts or obligations of the Trust, which are binding only on the assets and property of each series of the Trust and requires that notice of the disclaimer be given in each contract or obligations entered into or executed by the Trust or the Trustees. The risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Trust itself would be unable to meet its obligations and should be considered remote and is limited to the amount of the shareholder’s investment in the Fund.

OTHER INFORMATION ABOUT THE FUND

Custodian.  The Bank of New York Mellon (the “Custodian”), located at One Wall Street, New York, NY 10286, serves as the custodian for the Fund. As such, the Custodian holds in safekeeping certificated securities and cash belonging to the Fund and, in such capacity, is the registered owner of securities in book-entry form belonging to the Fund. Upon instruction, the Custodian receives and delivers cash and securities of the Fund in connection with Fund transactions and collects all dividends and other distributions made with respect to Fund portfolio securities. The Custodian also maintains certain accounts and records of the Fund.

Transfer Agent.  ALPS, pursuant to a Transfer Agency and Service Agreement, serves as transfer agent for the Fund.  As Transfer Agent, ALPS has, among other things, agreed to (a) issue and redeem shares of the Fund; (b) make dividend and other distributions to shareholders of the Fund; (c) effect transfers of shares; (d) mail communications to shareholders of the Fund, including account statements, confirmations, and dividend and distribution notices; (e) facilitate the electronic delivery of shareholder statements and reports and (f) maintain shareholder accounts.  Under the Transfer Agency and Service Agreement, ALPS receives from the Trust an annual minimum fee and a fee based upon the number of shareholder accounts and is also reimbursed for out-of-pocket expenses.  As described above, ALPS is an affiliate of ADI and the Adviser.

Independent Registered Public Accounting Firm. Deloitte & Touche LLP (“Deloitte”) serves as the Fund’s independent registered public accountant.  Deloitte provides audit services, tax return preparation and assistance and consultation in connection with review of SEC filings.  Deloitte is located at 555 17th St. #3600, Denver, CO 80202.

Counsel. Davis Graham & Stubbs LLP serves as counsel to the Fund and is located at 1550 17th Street, Suite 500, Denver, CO, 80202.

PERFORMANCE INFORMATION

Yield and Total Return. The Fund may from time to time include the yield and/or total return of its shares in advertisements or information in advertisements or information furnished to present or prospective shareholders.

The Fund’s yield will vary from time to time depending upon market conditions, the composition of its portfolios and operating expenses of the Trust allocated to the Fund. These factors, possible differences in the methods used in calculating yield, and the tax exempt status of distributions, should be considered when comparing the Fund’s yield to yields published for other investment companies and other investment vehicles. Yield should also be considered relative to changes in the value of the Fund’s shares and to the relative risks associated with the investment objectives and policies of the Fund.

At any time in the future, yields and total return may be higher or lower than past yields and there can be no assurance that any historical results will continue.

Investors in the Fund are specifically advised that share prices, expressed as the net asset value per share, will vary just as yield will vary. An investor’s focus on the yield of the Fund to the exclusion of the consideration of the share price of that Fund may result in the investor’s misunderstanding the total return he or she may derive from the Fund.

APPENDIX A

DESCRIPTION OF SECURITIES RATINGS

The Fund may make use of average portfolio credit quality standards to assist institutional investors whose own investment guidelines limit their investments accordingly. In determining the Fund’s overall dollar-weighted average quality, unrated securities are treated as if rated, based on the adviser’s view of their comparability to rated securities. The Fund’s use of average quality criteria is intended to be a guide for those investors whose investment guidelines require that assets be invested according to comparable criteria. Reference to an overall average quality rating for the Fund does not mean that all securities held by the Fund will be rated in that category or higher. The Funds investments may range in quality from securities rated in the lowest category in which the Fund is permitted to invest to securities rated in the highest category (as rated by Moody’ s, S&P or Fitch or, if unrated, determined by the adviser to be of comparable quality). The percentage of the Fund’s assets invested in securities in a particular rating category will vary. Following is a description of Moody’s, S&P’s and Fitch’s ratings applicable to fixed-income securities.

Moody’s Investors Service, Inc.

Corporate and Municipal Bond Ratings

Aaa:  Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt edge.” Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa:  Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present that make the long-term risks appear somewhat larger than with Aaa securities.

A:  Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present that suggest a susceptibility to impairment sometime in the future.

Baa:  Bonds which are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured), interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba:  Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B:  Bonds which are rated B generally lack characteristics of a desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa:  Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca:  Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C:  Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Moody’s bond ratings, where specified, are applicable to financial contracts, senior bank obligations and insurance company senior policyholder and claims obligations with an original maturity in excess of one year. Obligations relying upon support mechanisms such as letter-of-credit and bonds of indemnity are excluded unless explicitly rated. Obligations of a branch of a bank are considered to be domiciled in the country in which the branch is located.

Unless noted as an exception, Moody’s rating on a bank’s ability to repay senior obligations extends only to branches located in countries which carry a Moody’s Sovereign Rating for Bank Deposits. Such branch obligations are rated at the lower of the bank’s rating or Moody’s Sovereign Rating for the Bank Deposits for the country in which the branch is located. When the currency in which an obligation is denominated is not the same as the currency of the country in which the obligation is domiciled, Moody’s ratings do not incorporate an opinion as to whether payment of the obligation will be affected by the actions of the government controlling the currency of denomination. In addition, risk associated with bilateral conflicts between an investor’s home country and cither the issuer’s home country or the country where an issuer branch is located are not incorporated into Moody’s ratings.

Moody’s makes no representation that rated bank obligations or insurance company obligations are exempt from registration under the Securities Act or issued in conformity with any other applicable law or regulation. Nor does Moody’s represent that any specific bank or insurance company obligation is legally enforceable or a valid senior obligation of a rated issuer.

Moody’s applies numerical modifiers, 1,2, and 3 in each generic rating classified from Aa through Caa in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

Corporate Short-Term Debt Ratings

Moody’s short-term debt ratings are opinions of the ability of issuers to repay punctually senior debt obligations. These obligations have an original maturity not exceeding one year, unless explicitly noted.

Moody’s employs the following three designations, all judged to be investment-grade, to indicate the relative repayment ability of rated issuers:

PRIME-1:  Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics: leading market positions in well-established industries; high rates of return on funds employed: conservative capitalization structure with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; and well-established access to a range of financial markets and assured sources of alternate liquidity.

PRIME-2:  Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

PRIME-3:  Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

NOT PRIME:  Issuers rated Not Prime do not fall within any of the Prime rating categories.

Standard & Poor’s Ratings Services

Issue Credit Rating Definitions

A Standard & Poor’s issue credit rating is a current opinion of the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The issue credit rating is not a recommendation to purchase, sell, or hold a financial obligation, inasmuch as it does not comment as to market price or suitability for a particular investor.

Issue credit ratings are based on current information furnished by the obligors or obtained by Standard & Poor’s from other sources it considers reliable. Standard & Poor’s does not perform an audit in connection with any credit rating and may, on occasion, rely on unaudited financial information. Credit ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances.

Issue credit ratings can be either long-term or short-term. Short-term ratings are generally assigned to those obligations considered short term in the relevant market. In the U.S., for example, that means obligations with an original maturity of no more than 365 days, including commercial paper. Short-term ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations. The result is a dual rating, in which the short-term rating addresses the put feature, in addition to the usual long-term rating. Medium-term notes are assigned long-term ratings.

Issue credit ratings are based, in varying degrees, on the following considerations: likelihood of payment - capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation: nature of and provisions of the obligation; protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.

The issue rating definitions are expressed in terms of default risk. As such, they pertain to senior obligations of an entity. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above. (Such differentiation applies when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.)  Accordingly, in the case of junior debt the rating may not conform exactly with the category definition.

Corporate and Municipal Bond Ratings

Investment-grade

AAA:  An obligation rated AAA has the highest rating assigned by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

AA:  An obligation rated ‘AA’ differs from the highest rated obligations only in small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

A:  An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB:  An obligation rated ‘BBS’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

Speculative Grade

Obligations rated ‘BB’, ‘B’, ‘CCC’, ‘CC’ and ‘C’ are regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. BB indicates the least degree of speculation and C the highest. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major exposures to adverse conditions.

BB:  An obligation rated ‘BB’ is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B:  An obligation rated ‘B’ is more vulnerable to nonpayment than obligations rated ‘BB’, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

CCC:  An obligation rated ‘CCC’ is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC:  An obligation rated ‘CC’ is currently highly vulnerable to nonpayment.

C:  A subordinated debt or preferred stock obligation rated ‘C’ is currently highly vulnerable to nonpayment. The ‘C’ rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but payments on this obligation are being continued. A ‘C’ also will be assigned to a preferred stock issue in arrears on dividends or sinking fund payments, but that is currently paying.

D:  An obligation rated ‘D’ is in payment default. The ‘D’ rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Plus (+) or Minus (–):  The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

Provisional ratings:  The letter “p” indicates that the rating is provisional. A provisional rating assumes the successful completion of the project being financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of, or the risk of default upon failure of, such completion. The investor should exercise his own judgment with respect to such likelihood and risk.

r:  This symbol is attached to the ratings of instruments with significant noncredit risks. It highlights risks to principal or volatility of expected returns which are not addressed in the credit rating. Examples include: obligations linked or indexed to equities, currencies, or commodities; obligations exposed to severe prepayment risk - such as interest-only or principal-only mortgage securities; and obligations with unusually risky interest terms, such as inverse floaters.

The absence of an “r” symbol should not be taken as an indication that an obligation will exhibit no volatility or variability in total return.

N.R.:  This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor’s does not rate a particular obligation as a matter of policy.

Debt obligations of issuers outside the United States and its territories are rated on the same basis as domestic corporate and municipal issues. The ratings measure the creditworthiness of the obligor but do not take into account currency exchange and related uncertainties.

Commercial Paper Rating Definitions

A Standard & Poor’s commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. Ratings are graded into several categories, ranging from A for the highest quality obligations to D for the lowest. These categories are as follows:

A-1:  A short-term obligation rated ‘A-1’ is rated in the highest category by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

A-2:  A short-term obligation rated ‘A-2’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

A-3:  A short-term obligation rated ‘A-3’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B:  A short-term obligation rated ‘B’ is regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

C:  A short-term obligation rated ‘C’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D:  A short-term obligation rated ‘D’ is in payment default. The ‘D’ rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

A commercial paper rating is not a recommendation to purchase, sell or hold a security inasmuch as it does not comment as to market price or suitability for a particular investor. The ratings are based on current information furnished to Standard & Poor’s by the issuer or obtained from other sources it considers reliable. Standard & Poor’s does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended, or withdrawn as a result of changes in or unavailability of such information.

Fitch Investor Services, Inc

Credit Ratings

Fitch’s credit ratings provide an opinion on the relative ability of an entity to meet financial commitments, such as interest, preferred dividends, repayment of principal, insurance claims or counterparty obligations. Credit ratings are used by investors as indications of the likelihood of receiving their money back in accordance with the terms on which they invested. Fitch’s credit ratings cover the global spectrum of corporate, sovereign (including supranational and sub-national), financial, bank, insurance, municipal and other public finance entities and the securities or other obligations they issue, as well as structured finance securities backed by receivables or other financial assets.

The use of credit ratings defines their function: “investment grade” ratings (international Long-term ‘AAA’ to ‘BBB-’ categories; Short-term ‘F1’ to ‘F3’) indicate relatively low to moderate credit risk, while those in the “speculative” or “non investment grade” categories (international Long-term ‘BB+’ to ‘D’; Short-term ‘B’ to ‘D’) either signal a higher level of credit risk or that a default has already occurred. Credit ratings express risk in relative rank order, which is to say they are ordinal measures of credit risk and are not predictive of a specific frequency of default or loss.

Depending on their application, credit ratings address benchmark measures of probability of default as well relative expectations of loss given default. For example, issuers are typically assigned Issuer Default Ratings that are relative measures of default probability. Similarly, short-term credit ratings give primary consideration to the likelihood that obligations will be met on a timely basis. Securities, however, are rated taking into consideration probability of default and loss given default. As a result, for entities such as corporations security ratings may be rated higher, lower or the same as the issuer rating to reflect expectations of the security’s relative recovery prospects, as well as differences in ability and willingness to pay. While recovery analysis plays an important role throughout the ratings scale, it becomes a more critical consideration for below investment-grade securities and obligations, particularly at the lower end of the non-investment-grade ratings scale where Fitch often publishes actual Recovery Ratings, that are complementary to the credit ratings.

Structured finance ratings typically are assigned to each individual security or tranche in a transaction, and not to an issuer. Each structured finance tranche is rated on the basis of various stress scenarios in combination with its relative seniority, prioritization of cash flows and other structural mechanisms.

International Long-Term Credit Ratings

International Long-Term Credit Ratings (LTCR) may also be referred to as Long-Term Ratings. When assigned to most issuers, it is used as a benchmark measure of probability of default and is formally described as an Issuer Default Rating (IDR). The major exception is within Public Finance, where IDRs will not be assigned as market convention has always focused on timeliness and does not draw analytical distinctions between issuers and their underlying obligations. When applied to issues or securities, the LTCR may be higher or lower than the issuer rating (IDR) to reflect relative differences in recovery expectations.

The following rating scale applies to foreign currency and local currency ratings:

Investment Grade

AAA

Highest credit quality. ‘AAA’ ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA

Very high credit quality. ‘AA’ ratings denote expectations of very low credit risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A

High credit quality. ‘A’ ratings denote expectations of low credit risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB

Good credit quality. ‘BBB’ ratings indicate that there is currently expectations of low credit risk. The capacity for payment of financial commitments is considered adequate but adverse changes in circumstances and economic conditions are more likely to impair this capacity. This is the lowest investment grade category.

Speculative Grade

BB

Speculative

‘BB’ ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

B

Highly speculative

For issuers and performing obligations, ‘B’ ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

For individual obligations, may indicate distressed or defaulted obligations with potential for extremely high recoveries. Such obligations would possess a Recovery Rating of ‘R1’ (outstanding).

CCC

For issuers and performing obligations, default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic conditions.

For individual obligations, may indicate distressed or defaulted obligations with potential for average to superior levels of recovery. Differences in credit quality may be denoted by plus/minus distinctions. Such obligations typically would possess a Recovery Rating of ‘R2’ (superior), or ‘R3’ (good) or ‘R4’ (average).

CC

For issuers and performing obligations, default of some kind appears probable.

For individual obligations, may indicate distressed or defaulted obligations with a Recovery Rating of ‘R4’ (average) or ‘R5’ (below average).

C

For issuers and performing obligations, default is imminent.

For individual obligations, may indicate distressed or defaulted obligations with potential for below-average to poor recoveries. Such obligations would possess a Recovery Rating of ‘R6’ (poor).

RD

Indicates an entity that has failed to make due payments (within the applicable grace period) on some but not all material financial obligations, but continues to honor other classes of obligations.

D

Indicates an entity or sovereign that has defaulted on all of its financial obligations. Default generally is defined as one of the following:

failure of an obligor to make timely payment of principal and/or interest under the contractual terms of any financial obligation;

the bankruptcy filings, administration, receivership, liquidation or other winding-up or cessation of business of an obligor; or

the distressed or other coercive exchange of an obligation, where creditors were offered securities with diminished structural or economic terms compared with the existing obligation.

Default ratings are not assigned prospectively; within this context, non-payment on an instrument that contains a deferral feature or grace period will not be considered a default until after the expiration of the deferral or grace period.

Issuers will be rated ‘D’ upon a default. Defaulted and distressed obligations typically are rated along the continuum of ‘C’ to ‘B’ ratings categories, depending upon their recovery prospects and other relevant characteristics. Additionally, in structured finance transactions, where analysis indicates that an instrument is irrevocably impaired such that it is not expected to meet pay interest and or principal in full in accordance with the terms of the obligation’s documentation during the life of the transaction, but where no payment default in accordance with the terms of the documentation is imminent, the obligation may be rated in the ‘B’ or ‘CCC-C’ categories.

Default is determined by reference to the terms of the obligations’ documentation. Fitch will assign default ratings where it has reasonably determined that payment has not been made on a material obligation in accordance with the requirements of the obligation’s documentation, or where it believes that default ratings consistent with Fitch’s published definition of default are the most appropriate ratings to assign.

International Short-Term Credit Ratings

The following ratings scale applies to foreign currency and local currency ratings. A Short-term rating has a time horizon of less than 13 months for most obligations, or up to three years for US public finance, in line with industry standards, to reflect unique risk characteristics of bond, tax, and revenue anticipation notes that are commonly issued with terms up to three years. Short-term ratings thus place greater emphasis on the liquidity necessary to meet financial commitments in a timely manner.

F1

Highest credit quality. Indicates the strongest capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

F2

Good credit quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

F3

Fair credit quality. The capacity for timely payment of financial commitments is adequate; however, near term adverse changes could result in a reduction to non investment grade.

B

Speculative. Minimal capacity for timely payment of financial commitments, plus vulnerability to near term adverse changes in financial and economic conditions.

C

High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

RD

Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other obligations.

D

Indicates an entity or sovereign that has defaulted on all of its financial obligations.

Notes to International Long-Term and Short-Term ratings:

The modifiers “+” or “–” may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the ‘AAA’ Long-term rating category, to categories below ‘CCC’ or to Short-term ratings other than ‘Fl’. (The +/– modifiers are only used to denote issues within the CCC category, whereas issuers are only rated CCC without the use of modifiers.)

Rating Watch:  Ratings are placed on Rating Watch to notify investors that there is a reasonable probability of a rating change and the likely direction of such change. These are designated as “Positive,” indicating a potential upgrade, “Negative,” for a potential downgrade, or “Evolving,” if ratings may be raised, lowered or maintained. Rating Watch is typically resolved over a relatively short period.

Rating Outlook:  An Outlook indicates the direction a rating is likely to move over a one to two-year period. Outlooks may be positive, stable or negative. A positive or negative Rating Outlook does not imply a rating change is inevitable. Similarly, ratings for which outlooks are “stable” could be upgraded or downgraded before an outlook moves to positive or negative if circumstances warrant such an action. Occasionally, Fitch Ratings may be unable to identify the fundamental trend. In these cases, the Rating Outlook may be described as evolving.

Program ratings (such as the those assigned to MTN shelf registrations) relate only to standard issues made under the program concerned: it should not be assumed that these ratings apply to every issue made under the program. In particular, in the case of non-standard issues, i.e. those that are linked to the credit of a third party or linked to the performance of an index, ratings of these issues may deviate from the applicable program rating.

Variable rate demand obligations and other securities which contain a short-term “put” or other similar demand feature will have a dual rating, such as AAA/F1+. The first rating reflects the ability to meet long-term principal and interest payments, whereas the second rating reflects the ability to honor the demand feature in full and on time.

Interest Only

Interest Only ratings are assigned to interest strips. These ratings do not address the possibility that a security holder might fail to recover some or all of its initial investment due to voluntary or involuntary principal repayments.

Principal Only

Principal Only ratings address the likelihood that a security holder will receive their initial principal investment either before or by the scheduled maturity date.

Rate of Return

Ratings also may be assigned to gauge the likelihood of an investor receiving a certain predetermined internal rate of return without regard to the precise timing of any cash flows.

‘PIF’

Paid-in-Full:  denotes a security that is paid-in-full, matured, called, or refinanced.

‘NR’ indicates that Fitch Ratings does not rate the issuer or issue in question.

‘Withdrawn’:  A rating is withdrawn when Fitch Ratings deems the amount of information available to be inadequate for rating purposes, or when an obligation matures, is called, or refinanced, or for any other reason Fitch Ratings deems sufficient.

APPENDIX B - Proxy Voting Policies and Procedures

PROXY VOTING AND PROOFS OF CLAIM

If an adviser exercises voting authority with respect to client securities, Advisers Act Rule 206(4)-6 requires the adviser to adopt and implement written policies and procedures reasonably designed to ensure that client securities are voted in the best interest of the client.

This is consistent with legal interpretations which hold that an adviser’s fiduciary duty includes handling the voting of proxies on securities held in client accounts over which the adviser exercises investment or voting discretion, in a manner consistent with the best interest of the client.

Absent unusual circumstances, GNI exercises voting authority with respect to securities held in client accounts pursuant to provisions in its advisory agreements. Accordingly, GNI has adopted these policies and procedures with the aim of meeting the following requirements of Rule 206(4)-6:

•                  ensuring that proxies are voted in the best interest of clients;

•                  addressing material conflicts that may arise between GNI’s interests and those of its clients in the voting of proxies;

•                  disclosing to clients how they may obtain information on how GNI voted proxies with respect to the client’s securities;

•                  describing to clients GNI’s proxy voting policies and procedures and, upon request, furnishing a copy of the policies and procedures to the requesting client.

Engagement of ISS

With the aim of ensuring that proxies are voted in the best interest of GNI clients, GNI has engaged ISS, a subsidiary of Risk Metrics Group (“RMG”) as its independent proxy voting service to provide GNI with proxy voting recommendations, as well as to handle the administrative mechanics of proxy voting. GNI has directed RMG to utilize its U.S. Proxy Voting Guidelines in making recommendations to vote, as those guidelines may be amended from time to time. A summary of those Guidelines is attached is available upon request.

As an alternative to giving GNI discretion to vote proxies with the assistance of RMG, clients may reserve the right to vote proxies themselves or may provide GNI with their own written proxy voting guidelines or their own policies, procedures or directions regarding the voting of a proxy or proxies. In that case, the client’s GNI contact should obtain any such guidelines or directions from the client in writing, which should be delivered to GNI sufficiently in advance to vote the proxies as directed. GNI personnel should contact RMG in order to exclude that client’s account from the usual RMG proxy voting process and, depending on the arrangement agreed to with the client, either the client or GNI pursuant to the client’s guidelines or directions will instead vote those proxies.

Conflicts of Interest in Proxy Voting

There may be instances where GNI’s interests conflict, or appear to conflict, with client interests in the voting of proxies. For example, GNI (or an affiliate) may manage a pension plan, administer employee benefit plans, or provide other services to a company whose management is soliciting proxies. There may be a concern that GNI would vote in favor of management because of its relationship with the company. Or, for example, GNI (or its senior executive officers) may have business or personal relationships with corporate directors or candidates for directorship.

GNI addresses these conflicts or appearances of conflicts by ensuring that proxies are voted in accordance with the recommendations made by RMG, an independent third party proxy voting

1

service. As previously noted, in most cases, proxies will be voted in accordance with RMG’s own pre-existing proxy voting guidelines. In cases where the client has reserved the right to vote proxies itself or has provided GNI with their own written proxy voting guidelines or their own policies, procedures or directions regarding the voting of a proxy or proxies, GNI’s conflicts or appearance of conflicts will be addressed by having the client vote those proxies or having them voted by GNI in accordance with the client’s own guidelines or directions.

Disclosure on How Proxies Were Voted

GNI will disclose to clients in its Form ADV how clients can obtain information on how their proxies were voted, by contacting GNI at its office in Greenville, SC. GNI will also disclose in the ADV a summary of these proxy voting policies and procedures and that upon request, clients will be furnished a full copy of these policies and procedures, as well as the then applicable RMG U.S. Proxy Voting Guidelines.

It is the responsibility of the CCO to ensure that any requests made by clients for proxy voting information are responded to in a timely fashion and that a record of requests and responses are maintained in GNI’s books and records.

Proxy Materials

GNI personnel will instruct custodians to forward to RMG all proxy materials received on securities held in GNI client accounts. For client accounts where proxy voting has been reserved to GNI or the client, proxy materials will be forwarded to GNI or the client accordingly.

Limitations

In certain circumstances, where GNI has determined that it is consistent with the client’s best interest, GNI will not take steps to ensure that proxies are voted on securities in the client’s account. The following are circumstances where this may occur:

*Client Maintains Proxy Voting Authority:  As noted previously, where the client specifies in writing that the client reserves to itself the authority to vote proxies itself or that it has designated the right to vote proxies to a third party, GNI will not vote the securities and will direct the relevant custodian to send the proxy material directly to the client. If any proxy material is received by GNI, it will promptly be forwarded to the client or specified third party.

*Terminated Account:  Once a client account has been terminated with GNI in accordance with its investment advisory agreement, GNI will not vote any proxies received after termination.

*Limited Value:  Proxies will not be required to be voted on securities in a client’s account if the value of the client’s economic interest in the securities is indeterminable or insignificant (less than $1,000). Proxies will also not be required to be voted for any securities that are no longer held by the client’s account.

*Securities Lending Program:  When securities are out on loan, they are transferred into the borrower’s name and are voted by the borrower, in its discretion. In most cases, GNI will not take steps to see that loaned securities are voted. However, where GNI determines that a proxy vote, or other shareholder action, is materially important to the client’s account, GNI will make a good faith effort to recall the security for purposes of voting, understanding that in certain cases, the attempt to recall the security may not be effective in time for voting deadlines to be met.

*Unjustifiable Costs:  In certain circumstances, after doing a cost-benefit analysis, GNI may choose not to vote where the cost of voting a client’s proxy would exceed any anticipated benefits to the client of the proxy proposal.

2

Oversight of Policy

The CCO is responsible for overseeing these proxy voting policies and procedures. In addition, the CCO will review these policies and procedures not less than annually with a view to determining whether their implementation has been effective and that they are operating as intended and in such a fashion as to maintaining GNI’s compliance with all applicable requirements.

Recordkeeping on Proxies

In it the responsibility of GNI’s CCO to ensure that, when appropriate, the following proxy voting records are maintained:

•                  a copy of GNI’s proxy voting policies and procedures;

•                  a copy of all proxy statements received on securities in client accounts (GNI may rely on RMG or the SEC’s EDGAR system to satisfy this requirement);

•                  a record of each vote cast on behalf of a client (GNI relies on RMG to satisfy this requirement);

•                  a copy of any document prepared by GNI that was material to making a voting decision or that memorializes the basis for that decision;

•                  a copy of each written client request for information on how proxies were voted on the client’s behalf or for a copy of GNI’s proxy voting policies and procedures, and

•                  a copy of any written response to any client request for information on how proxies were voted on their behalf or furnishing a copy of GNI’s proxy voting policies and procedures.

The CCO will see that these books and records are made and maintained in accordance with the requirements and time periods provided in Rule 204-2 of the Advisers Act.

For any registered investment companies advised by GNI, votes made on its behalf will be stored electronically or otherwise recorded so that they are available for preparation of the Form N-PX, Annual Report of Proxy Voting Record of Registered Management Investment Company.

Proofs of Claim

Generally, GNI does not undertake any obligation to advise or act for its clients in any legal proceedings, including bankruptcies or class action lawsuits, involving securities held or previously held in the client’s account or involving the issuers of such securities. Accordingly, GNI does not undertake any obligation to file or track proofs of claim on behalf of clients in such proceedings. So long as this is GNI’s policy, it will be the responsibility of GNI’s CCO to ensure that GNI’s form of investment advisory agreement and/or Form ADV disclose this to clients and prospective clients.

3

PART C.  OTHER INFORMATION

Item 23.	Exhibits

	(a)	(1)	Trust Instrument of Registrant.(1)

		(2)	Revised Trust Instrument of Registrant.(1)

		(3)	Amendment to Trust Instrument of Registrant dated August 7, 2009.(15)

	(b)	(1)	By-Laws of Registrant.(1)

		(2)	Revised By-Laws of Registrant.(1)

		(3)	Amendment to By-Laws of Registrant dated April 25, 2008.(10)

	(c)		Provisions of instruments defining rights of security holders are contained in Articles 2 and 7 of the Declaration of Trust (incorporated herein by reference to Exhibit (a)(1) of this filing).

	(d)	(1)

Investment Advisory Agreement dated June 10, 2003 between Registrant and SSgA Funds Management, Inc. with respect to the U.S. Government Money Market (n/k/a American Freedom U.S. Government Money Market Fund), U.S. Treasury Money Market and Prime Money Market Funds.(5)

		(2)

First Amendment dated September 10, 2003 to the Investment Advisory Agreement dated June 10, 2003 between Registrant and SSgA Funds Management, Inc. with respect to the U.S. Government Money Market (n/k/a American Freedom U.S. Government Money Market Fund), U.S. Treasury Money Market, and Prime Money Market Funds.(6)

		(3)

Amendment dated April 30, 2008 to Investment Advisory Agreement dated June 10, 2003 between Registrant and SSgA Funds Management, Inc. with respect to the American Freedom U.S. Government Money Market, U.S. Treasury Money Market and Prime Money Market Funds.(11)

		(4)

Amendment dated March 27, 2009 to Investment Advisory Agreement dated June 10, 2003 between Registrant and SSgA Funds Management, Inc. with respect to the American Freedom U.S. Government Money Market, U.S. Treasury Money Market and Prime Money Market Funds.(15)

		(5)

Investment Advisory and Management Agreement dated October 1, 2007 between Registrant and ALPS Advisers, Inc. (n/k/a ALPS Advisors, Inc.) with respect to the ALPS/Red Rocks Listed Private Equity Fund (f/k/a Listed Private Equity Fund).(9)

(6)

Investment Sub-Advisory Agreement dated October 1, 2007 among Registrant, ALPS Advisers, Inc. (n/k/a ALPS Advisors, Inc.) and Red Rocks Capital LLC with respect to the ALPS/Red Rocks Listed Private Equity Fund (f/k/a Listed Private Equity Fund).(9)

	(7)	Form of Investment Advisory Agreement between Registrant and ALPS Advisors, Inc. with respect to the Activa Value Fund.(12)

	(8)	Form of Investment Sub-Advisory Agreement among Registrant, ALPS Advisors, Inc. and Wellington Management Company, LLP with respect to the Activa Value Fund.(12)

	(9)	Form of Investment Advisory Agreement between Registrant and ALPS Advisors, Inc. with respect to the Clough China Fund.(14)

	(10)	Form of Investment Sub-Advisory Agreement among Registrant, ALPS Advisors, Inc. and Clough Capital Partners, LP with respect to the Clough China Fund.(14)

	(11)	Form of Investment Advisory Agreement between Registrant and ALPS Advisors, Inc. with respect to the ALPS/GNI Long-Short Fund (filed herewith).

	(12)	Form of Investment Sub-Advisory Agreement among Registrant, ALPS Advisors, Inc. and GNI Capital, Inc. with respect to the ALPS/GNI Long-Short Fund (filed herewith).

(e)	(1)

Distribution Agreement dated September 30, 2005 between Registrant and ALPS Distributors, Inc. with respect to the Prime Money Market, U.S. Treasury Money Market and U.S. Government Money Market (n/k/a American Freedom U.S. Government Money Market Fund) Funds.(8)

(2)

Amended Schedule A dated November 13, 2006 to the Distribution Agreement dated September 30, 2005 between Registrant and ALPS Distributors, Inc. with respect to the Prime Money Market, U. S. Treasury Money Market and U.S. Government Money Market (n/k/a American Freedom U.S. Government Money Market Fund) Funds.(9)

(3)

Addendum No. 2 dated April 9, 2007 to the Distribution Agreement dated September 30, 2005 between Registrant and ALPS Distributors, Inc. with respect to the Prime Money Market, U. S. Treasury Money Market and American Freedom U.S. Government Money Market Funds.(8)

(4)

Amended Schedule A dated April 30, 2008 to the Distribution Agreement dated September 30, 2005 between Registrant and ALPS Distributors, Inc. with respect to the Prime Money Market, U. S. Treasury Money Market and American Freedom U.S. Government Money Market Funds.(11)

(5)

Amended Schedule A dated March 27, 2009 to the Distribution Agreement dated September 30, 2005 between Registrant and ALPS Distributors, Inc. with respect to the Prime Money Market, U. S. Treasury Money Market and American Freedom U.S. Government Money Market Funds.(15)

(6)

Form of Selling Agreement between ALPS Distributors, Inc. and Broker/Dealer with respect to the Prime Money Market, U.S. Treasury Money Market and U.S. Government Money Market (n/k/a American Freedom U.S. Government Money Market Fund) Funds.(4)

(7)	Form of Selling Agreement between ALPS Distributors, Inc. and Broker/Dealer with respect to the American Freedom U.S. Government Money Market Fund.(5)

(8)	Distribution Agreement dated October 1, 2007 between Registrant and ALPS Distributors, Inc. with respect to the ALPS/Red Rocks Listed Private Equity Fund (f/k/a Listed Private Equity Fund).(9)

(9)	Form of Amendment No. 1 to the Distribution Agreement dated October 1, 2007 between Registrant and ALPS Distributors, Inc. with respect to the Activa Value Fund.(12)

(10)	Form of Amendment No. 2 to the Distribution Agreement dated October 1, 2007 between Registrant and ALPS Distributors, Inc. with respect to the ALPS/GNI Long-Short Fund (filed herewith).

(11)	Form of Amendment No. to the Distribution Agreement dated October 1, 2007 between Registrant and ALPS Distributors, Inc. with respect to the Clough China Fund.(14)

(12)

Form of Selling Agreement between ALPS Distributors, Inc. and Broker/Dealer with respect to the ALPS/Red Rocks Listed Private Equity (f/k/a Listed Private Equity Fund), Activa Value, Clough China and ALPS/GNI Long-Short Funds (filed herewith).

(13)

Form of Shareholder Servicing Agreement between ALPS Distributors, Inc. and servicing firm with respect to the ALPS/Red Rocks Listed Private Equity (f/k/a Listed Private Equity Fund), Activa Value, Clough China and ALPS/GNI Long-Short Funds(filed herewith).

	(14)	Form of Administrative Services Agreement between ALPS Distributors, Inc. and servicing firm with respect to the ALPS/Red Rocks Listed Private Equity Fund (f/k/a Listed Private Equity Fund).(8)

(15)

Form of Fund-SERV Agreement between ALPS Distributors, Inc. and servicing firm with respect to the ALPS/Red Rocks Listed Private Equity (f/k/a Listed Private Equity Fund), Activa Value, Clough China and ALPS/GNI Long-Short Funds (filed herewith).

(16)

Form of Trust Networking Agreement between ALPS Distributors, Inc. and servicing firm with respect to the ALPS/Red Rocks Listed Private Equity (f/k/a Listed Private Equity Fund), Activa Value, Clough China and ALPS/GNI Long-Short Funds (filed herewith).

(f)		None.

(g)	(1)

Custodian Contract dated May 6, 1994 between Registrant and State Street Bank and Trust Company, N.A. with respect to the Prime Money Market, U.S. Treasury Money Market and U.S. Government Money Market (n/k/a American Freedom U.S. Government Money Market Fund) Funds.(1)

	(2)	Custodian Agreement dated November 13, 2007 between Registrant and The Bank of New York with respect to the ALPS/Red Rocks Listed Private Equity (f/k/a Listed Private Equity Fund).(10)

(3)

Foreign Custody Manager Agreement dated November 13, 2007 between Registrant and The Bank of New York with respect to the ALPS/Red Rocks Listed Private Equity Fund (f/k/a Listed Private Equity Fund).(10)

	(4)	Form of Custodian Agreement between Registrant and Union Bank N.A. with respect to the Activa Value Fund.(12)

	(5)	Form of Amendment to Custodian Agreement between Registrant and The Bank of New York Mellon with respect to the Clough China Fund.(14)

	(6)	Form of Amendment to Foreign Custody Manager Agreement between Registrant and The Bank of New York Mellon with respect to the Clough China Fund.(14)

	(7)	Form of Amendment to Custodian Agreement between Registrant and The Bank of New York Mellon with respect to the ALPS/GNI Capital Long-Short Fund (filed herewith).

	(8)	Form of Amendment to Foreign Custody Manager Agreement between Registrant and The Bank of New York Mellon with respect to the ALPS/GNI Capital Long-Short Fund (filed herewith).

(h)	(1)

Administration Agreement dated September 19, 2001 between ALPS Mutual Funds Services, Inc. (n/k/a ALPS Fund Services, Inc.) and Registrant with respect to the U.S. Treasury Money Market, U.S. Government Money Market (n/k/a American Freedom U.S. Government Money Market Fund) and Prime Money Market Funds.(3)

	(2)

Addendum 1 dated September 1, 2006 to the Administration Agreement dated September 19, 2001 between ALPS Mutual Fund Services, Inc. (n/k/a ALPS Fund Services, Inc.) and Registrant with respect to the U.S. Treasury Money Market, U.S. Government Money Market (n/k/a American Freedom U.S. Government Money Market Fund) and Prime Money Market Funds.(11)

	(3)

Addendum 2 dated April 9, 2007 to the Administration Agreement dated September 19, 2001 between ALPS Fund Services, Inc. and Registrant with respect to the U.S. Treasury Money Market, American Freedom U.S. Government Money Market and Prime Money Market Funds.(8)

	(4)

Amendment dated April 30, 2008 to the Administration Agreement dated September 19, 2001 between ALPS Fund Services, Inc. and Registrant with respect to the U.S. Treasury Money Market, American Freedom U.S. Government Money Market and Prime Money Market Funds.(11)

	(5)

Amendment dated March 27, 2009 to the Administration Agreement dated September 19, 2001 between ALPS Fund Services, Inc. and Registrant with respect to the U.S. Treasury Money Market, American Freedom U.S. Government Money Market and Prime Money Market Funds.(15)

	(6)	Termination letter dated December 1, 2006 of the Administration Agreement between ALPS Fund Services, Inc. and Registrant with respect to the U.S. Treasury Money Market Fund.(8)

	(7)

Amended and Restated Transfer Agency and Service Agreement dated September 15, 2000 between Registrant and ALPS Mutual Funds Services, Inc. (n/k/a ALPS Fund Services, Inc.) with respect to the Prime Money Market, U.S. Treasury Money Market and U.S. Government Money Market (n/k/a American Freedom U.S. Government Money Market Fund) Funds.(11)

	(8)

Addendum dated September 1, 2006 to the Amended and Restated Transfer Agency and Service Agreement dated September 15, 2000 between Registrant and ALPS Mutual Funds Services, Inc. with respect to the Prime Money Market, U.S. Treasury Money Market and U.S. Government Money Market (now known as American Freedom U.S. Government Money Market Fund) Funds.(8)

(9)

Amended Appendix A dated January 1, 2007 to the Amended and Restated Transfer Agency and Service Agreement dated September 15, 2000 between Registrant and ALPS Fund Services, Inc. with respect the Prime Money Market, U.S. Treasury Money Market and American Freedom U.S. Government Money Market Funds.(9)

(10)

Amendment dated March 21, 2007 to the Amended and Restated Transfer Agency and Service Agreement dated September 15, 2000 between Registrant and ALPS Fund Services, Inc. with respect the with respect to the Prime Money Market, U.S. Treasury Money Market and American Freedom U.S. Government Money Market Funds.(9)

(11)

Addendum No. 2 dated April 9, 2007 to the Amended and Restated Transfer Agency and Service Agreement dated September 15, 2000 between Registrant and ALPS Fund Services, Inc. with respect to the Prime Money Market, U.S. Treasury Money Market and American Freedom U.S. Government Money Market Funds.(8)

(12)

Amendment dated April 30, 2008 to the Amended and Restated Transfer Agency and Service Agreement dated September 15, 2000 between Registrant and ALPS Fund Services, Inc. with respect to the Prime Money Market, U.S. Treasury Money Market and American Freedom U.S. Government Money Market Funds.(11)

(13)

Amendment dated March 27, 2009 to the Amended and Restated Transfer Agency and Service Agreement dated September 15, 2000 between Registrant and ALPS Fund Services, Inc. with respect to the Prime Money Market, U.S. Treasury Money Market and American Freedom U.S. Government Money Market Funds.(15)

(14)

Transfer Agency and Service Agreement dated October 1, 2007 between Registrant and ALPS Fund Services, Inc. with respect to the ALPS/Red Rocks Listed Private Equity (f/k/a Listed Private Equity Fund).(9)

(15)

Form of Amendment No. 2 with respect to the Activa Value Fund to the Transfer Agency and Service Agreement between Registrant and ALPS Fund Services, Inc. with respect to the ALPS/Red Rocks Listed Private Equity (f/k/a Listed Private Equity Fund).(12)

(16)

Form of Amendment No.3 with respect to the ALPS/GNI Long-Short Fund to the Transfer Agency and Service Agreement between Registrant and ALPS Fund Services, Inc. with respect to the ALPS/Red Rocks Listed Private Equity (f/k/a Listed Private Equity Fund) (filed herewith).

(17)

Form of Amendment No.     with respect to the Clough China Fund to the Transfer Agency and Service Agreement between Registrant and ALPS Fund Services, Inc. with respect to the ALPS/Red Rocks Listed Private Equity (f/k/a Listed Private Equity Fund).(14)

(18)

Amended and Restated Bookkeeping and Pricing Agreement dated September 15, 2000 between Registrant and ALPS Mutual Funds Services, Inc. with respect to the Prime Money Market, U.S. Treasury Money Market and U.S. Government Money Market (now known as American Freedom U.S. Government Money Market Fund) Funds.(11)

(19)

Amended Appendix A dated August 28, 2003 to the Amended and Restated Bookkeeping and Pricing Agreement dated September 15, 2000 between Registrant and ALPS Mutual Funds Services with respect to the Prime Money Market, U.S. Treasury Money Market and U.S. Government Money Market (now known as American Freedom U.S. Government Money Market Fund) Funds.(6)

(20)

Amendment No. 2 to Appendix A dated January 1, 2007 to the Amended and Restated Bookkeeping and Pricing Agreement dated September 15, 2000 between Registrant and ALPS Fund Services, Inc. with respect to the Prime Money Market, U.S. Treasury Money Market and American Freedom U.S. Government Money Market Funds.(9)

(21)

Amendment No. 3 dated April 30, 2008 to the Amended and Restated Bookkeeping and Pricing Agreement dated September 15, 2000 between Registrant and ALPS Fund Services, Inc. with respect to the Prime Money Market, U.S. Treasury Money Market and American Freedom U.S. Government Money Market Funds.(11)

(22)

Amendment No. 3 to Appendix A dated April 30, 2008 to the Amended and Restated Bookkeeping and Pricing Agreement dated September 15, 2000 between Registrant and ALPS Fund Services, Inc. with respect to the Prime Money Market, U.S. Treasury Money Market and American Freedom U.S. Government Money Market Funds.(11)

(23)

Amendment No. 4 to Appendix A dated March 27, 2009 to the Amended and Restated Bookkeeping and Pricing Agreement dated September 15, 2000 between Registrant and ALPS Fund Services, Inc. with respect to the Prime Money Market, U.S. Treasury Money Market and American Freedom U.S. Government Money Market Funds.(15)

(24)	Assumption Agreement dated April 2, 2001 among the Registrant, ALPS Mutual Funds Services, Inc. and ALPS Distributors, Inc. related to the Registrant.(5)

(25)	Form of Purchase Agreement between Registrant and FGIC Securities Purchase, Inc. with respect to the U.S. Treasury Money Market Fund and the Short-Term U.S. Government Income Fund.(2)

(26)

Fund Accounting and Administration Agreement dated October 1, 2007 between Registrant and ALPS Fund Services, Inc. with respect to the ALPS/Red Rocks Listed Private Equity Fund (f/k/a Listed Private Equity Fund).(9)

(27)	Form of Amendment No. 1 to the Fund Accounting and Administration Agreement between Registrant and ALPS Fund Services, Inc. with respect to the Activa Value Fund.(12)

(28)	Form of Amendment No. 2 to the Fund Accounting and Administration Agreement between Registrant and ALPS Fund Services, Inc. with respect to the ALPS/GNI Long-Short Fund (filed herewith).

(29)	Form of Amendment No. to the Fund Accounting and Administration Agreement between Registrant and ALPS Fund Services, Inc. with respect to the Clough China Fund.(14)

(30)

Fee Waiver Letter Agreement dated August 1, 2006 between Registrant and SSgA Funds Management, Inc. dated August 1, 2006 with respect to the Prime Money Market, U.S. Treasury Money Market, U.S. Government Money Market and American Freedom U.S. Government Money Market Funds.(7)

(31)

Fee Waiver Letter Agreement dated August 1, 2008 between Registrant and ALPS Fund Services, Inc. with respect to the U.S. Treasury Money Market and American Freedom U.S. Government Money Market Funds.(11)

(32)

Fee Waiver Letter Agreement dated April 30, 2009 among Registrant, ALPS Advisors, Inc. and Red Rocks Capital LLC with respect to the ALPS/Red Rocks Listed Private Equity Fund (f/k/a Listed Private Equity Fund).(12)

(33)	Form of Fee Waiver Letter Agreement between Registrant and ALPS Advisors, Inc. with respect to the Activa Value Fund.(12)

(34)	Form of Fee Waiver Letter Agreement between Registrant and ALPS Advisors, Inc. with respect to the Clough China Fund.(14)

(35)

Fee Waiver Letter Agreement dated September 1, 2009 amongst Registrant, ALPS Advisors, Inc. and Red Rocks Capital LLC with respect to the ALPS/Red Rocks Listed Private Equity Fund (f/k/a Listed Private Equity Fund).(15)

	(36)	Fee Waiver Letter Agreement dated June 9, 2009 between Registrant and ALPS Fund Services, Inc. with respect to the American Freedom U.S. Government Money Market Fund.(15)

	(37)	Form of Fee Waiver Letter Agreement between Registrant and ALPS Advisors, Inc. with respect to the ALPS/GNI Long-Short Fund (filed herewith).

(i)	(1)	Opinion of Davis Graham & Stubbs LLP, counsel to Registrant, dated July 22, 2009 with respect to the Activa Value Fund.(13)

	(2)	Opinion of Davis Graham & Stubbs LLP, counsel to Registrant, dated September 28, 2009 with respect to the Clough China Fund.(16)

	(3)	Opinion of Davis Graham & Stubbs LLP, counsel to Registrant, dated October 13, 2009 with respect to the ALPS/GNI Long-Short Fund (filed herewith).

(4)

Opinion of Davis Graham & Stubbs LLP, counsel to Registrant, dated August 28, 2009 with respect to the American Freedom U.S. Government Money Market and the ALPS/Red Rocks Listed Private Equity Fund (f/k/a Listed Private Equity Fund) Funds.(15)

(j)	(1)	Consent of Independent Registered Public Accounting Firm with respect to the Activa Value Fund.(13)

	(2)	Consent of Independent Registered Public Accounting Firm with respect to the Clough China Fund.(16)

(3)

Consent of Independent Registered Public Accounting Firm with respect to the American Freedom U.S. Government Money Market Fund and the ALPS/Red Rocks Listed Private Equity (f/k/a Listed Private Equity Fund).(15)

(k)		None.

(l)		None.

(m)	(1)	Distribution and Services Plan — ALPS/Red Rocks Listed Private Equity (f/k/a Listed Private Equity Fund), Class A adopted as of September 4, 2007.(9)

	(2)	Distribution and Services Plan — ALPS/Red Rocks Listed Private Equity (f/k/a Listed Private Equity Fund), Class R adopted as of September 4, 2007.(9)

	(3)	Form of Distribution and Services Plan — Activa Value Fund, Class A.(12)

	(4)	Form of Distribution and Services Plan — Clough China Fund, Class A.(14)

	(5)	Form of Distribution and Services Plan — Clough China Fund, Class C.(14)

	(6)	Distribution and Services Plan — ALPS/GNI Long-Short Fund, Class A (filed herewith).

(n)	(1)	Rule 18f-3 Plan — ALPS/Red Rocks Listed Private Equity (f/k/a Listed Private Equity Fund) effective September 4, 2007.(9)

	(2)	Form of Rule 18f-3 Plan — Activa Value Fund.(12)

	(3)	Form of Rule 18f-3 Plan — Clough China Fund.(14)

	(4)	Rule 18f-3 Plan — ALPS/GNI Long-Short Fund (filed herewith).

(p)	(1)	Code of Ethics for Registrant, revised as of March 13, 2006.(7)

	(2)	Code of Ethics for ALPS Distributors, Inc. revised as of February 3, 2006.(7)

	(3)	Code of Ethics for SSgA Funds Management, Inc. is not provided because they are adviser only to Registrant’s money market fund.

	(4)	Code of Ethics for ALPS Advisers, Inc. (n/k/a ALPS Advisors, Inc.) as of December 29, 2006.(8)

	(5)	Code of Ethics for Red Rocks Capital LLC as of December 31 2008, as amended.(12)

	(6)	Code of Ethics for Wellington Management Company, LLP as of October 1, 2008.(12)

	(7)	Code of Ethics for Clough Capital Partners LP as of May 2, 2007.(14)

	(8)	Code of Ethics for GNI Capital, Inc. as of April 20, 2009 (filed herewith).

(q)	(1)	Power of Attorney dated August 13, 2009.(16)

(1)	Incorporated by reference to the Post-Effective Amendment No . 7 to Registrant’s Registration Statement filed on August 28, 1997.
(2)	Incorporated by reference to the Post-Effective Amendment No . 5 to Registrant’s Registration Statement filed on August 28, 1996.

(3)	Incorporated by reference to the Post-Effective Amendment No . 23 to Registrant’s Registration Statement filed on June 5, 2002.
(4)	Incorporated by reference to the Post-Effective Amendment No . 24 to Registrant’s Registration Statement filed on August 28, 2002.
(5)	Incorporated by reference to the Post-Effective Amendment No . 26 to Registrant’s Registration Statement filed on August 28, 2003.
(6)	Incorporated by reference to the Post-Effective Amendment No . 28 to Registrant’s Registration Statement filed on June 9, 2005.
(7)	Incorporated by reference to the Post-Effective Amendment No . 30 to Registrant’s Registration Statement filed on August 28, 2006.
(8)	Incorporated by reference to the Post-Effective Amendment No . 32 to Registrant’s Registration Statement filed on September 5, 2007.
(9)	Incorporated by reference to the Post-Effective Amendment No . 33 to Registrant’s Registration Statement filed on November 20, 2007.
(10)	Incorporated by reference to the Post-Effective Amendment No . 34 to Registrant’s Registration Statement filed on May 6, 2008.
(11)	Incorporated by reference to the Post-Effective Amendment No . 35 to Registrant’s Registration Statement filed on August 28, 2008.
(12)	Incorporated by reference to the Form N-14 Registration Statement filed by the Registrant on June 12, 2009.
(13)	Incorporated by reference to the Post-Effective Amendment No . 37 to Registrant’s Registration Statement filed on July 23, 2009.
(14)	Incorporated by reference to the Form N-14 Registration Statement filed by the Registrant on August 20, 2009.
(15)	Incorporated by reference to the Post-Effective Amendment No . 40 to Registrant’s Registration Statement filed on August 28, 2009.
(16)	Incorporated by reference to the Post-Effective Amendment No . 41 to Registrant’s Registration Statement filed on September 28, 2009.

Item 24.                             Persons Controlled by or Under Common Control with the Registrant.

None.

Item 25.                             Indemnification.

As permitted by Section 17(h) and (i) of the Investment Company Act of 1940, as amended (the “1940 Act”), and pursuant to Article X of the Registrant’s Trust Instrument (Exhibit (a)(1) and (a)(2) to the Registration Statement), Section 1.10 of the Distribution Agreement (Exhibit (e)(1) to the Registration Statement) and Section 15 of the Distribution Agreement (Exhibit (e)(6) to the Registration Statement), officers, trustees, employees and agents of the Registrant will not be liable to the Registrant, any shareholder, officer, trustee, employee, agent or other person for any action or failure to act, except for bad faith, willful misfeasance, gross negligence or reckless disregard of duties, and those individuals may be indemnified against liabilities in connection with the Registrant, subject to the same exceptions.

Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended (the “Securities Act”), may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant understands that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable.  In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

The Registrant has purchased an insurance policy insuring its officers and trustees against liabilities, and certain costs of defending claims against such officers and trustees, to the extent such officers and trustees are not found to have committed conduct constituting willful misfeasance, bad faith, gross negligence or reckless disregard in the performance of their duties.  The insurance policy also insures the Registrant against the cost of indemnification payments to officers under certain circumstances.

The Registrant hereby undertakes that it will apply the indemnification provisions of its Declaration of Trust and Distribution Agreements in a manner consistent with Release No. 11330 of the Securities and Exchange Commission under the 1940 Act so long as the interpretations of Section 17(h) and 17(i) of such Act remain in effect and are consistently applied.

Item 26.                             Business and Other Connections of Investment Advisers.

SSgA FUNDS MANAGEMENT, INC.

Name*	Position with SSgA Funds Management, Inc.	Other Business connections	Type of Business
James Ross	President and Director	Senior Managing Director of State Street Global Advisors (SSgA), a division of State Street Bank and Trust Company.	Investment Management
Phillip S. Gillespie	Chief Legal Officer and Director	General Counsel of SSgA	Investment Management
Thomas P. Kelly	Treasurer	Senior Managing Director of SSgA	Investment Management
Shawn C.D. Johnson	Director	Senior Managing Director of SSgA	Investment Management
Cuan Coulter	Chief Compliance Officer	Chief Compliance Officer of SSgA	Investment Management
Tracy A. Atkinson	Director	Chief Compliance Officer, State Street Corporation	Financial Services

*The principal business address for each of the SSgA adviser representatives is:  One Lincoln Street, 33rd Floor, Boston, MA 02111.

ALPS ADVISORS, INC.

Name*	Position with ALPS Advisors, Inc.	Other Business Connections	Type of Business
Edmund J. Burke	Director	See Trustee and Officer Table in SAI	Fund Servicing
Thomas A. Carter	President, Director	President and Director, ALPS Distributors and FTAM Funds Distributor, Inc., Executive Vice President and Director, ALPS Holdings, Inc. and Director, ALPS Fund Services, Inc.	Fund Servicing
Jeremy O. May	Director	See Trustee and Officer Table in SAI	Fund Servicing
John C. Donaldson	Executive Vice President, Chief Financial Officer	Chief Financial Officer, ALPS Holdings, Inc., ALPS Distributors, Inc., FTAM Funds Distributor, Inc. and ALPS Fund Services, Inc.	Fund Servicing
Diana M. Adams	Vice President, Controller, Treasurer	Vice President and Controller, ALPS Holdings, Inc., ALPS Distributors, Inc., FTAM Funds Distributor, Inc. and ALPS Fund Services, Inc.	Fund Servicing

Tané T. Tyler	Vice President, General Counsel, Secretary	General Counsel, ALPS Holdings, Inc., ALPS Distributors, Inc., FTAM Funds Distributor, Inc. and ALPS Fund Services, Inc.	Fund Servicing
Bradley J. Swenson	Vice President, Chief Compliance Officer	CCO, ALPS Holdings, Inc., ALPS Distributors, Inc., FTAM Funds Distributor, Inc. and ALPS Fund Services, Inc.	Fund Servicing
Corey Dillon	Vice President, Director of Institutional Advisory Services	Not Applicable	Not Applicable
Jeremy Held	Vice President, Director of Research	Not Applicable	Not Applicable
Robert J. Szydlowski	Vice President, Chief Technology Officer	Not Applicable	Not Applicable
William R. Parmentier, Jr.	Senior Vice President, Chief Investment Officer	Not Applicable	Not Applicable
Mark T. Haley	Vice President	Not Applicable	Not Applicable

*The principal business address for each of the ALPS Advisors, Inc. representatives is:  1290 Broadway, Suite 1100, Denver, CO, 80203.

RED ROCKS CAPITAL LLC

Name*	Position with Red Rocks Capital LLC	Other Business Connections	Type of Business
Adam Goldman	Managing Partner	Not Applicable	Not Applicable
Mark Sunderhuse	Managing Partner	Not Applicable	Not Applicable
Matt Luoma	Chief Compliance Officer	Not Applicable	Not Applicable

*The principal business address for each of the Red Rocks Capital LLC representatives is:  603 Park Point Drive, Suite 200, Golden, Colorado 80401.

WELLINGTON MANAGEMENT COMPANY, LLP

The principal business address of Wellington Management Company, LLP is 75 State Street, Boston, Massachusetts 02109.  Wellington Management Company, LLP is an investment adviser registered under the Investment Advisers Act of 1940.  During the last two fiscal years, no partner of Wellington Management Company, LLP, the Activa Value Fund’s investment sub-adviser, has engaged in any other business, profession, vocation or employment of a substantial nature.

CLOUGH CAPITAL PARTNERS, LP

Name*	Position with Clough Capital Partners LP	Other Business Connections	Type of Business
Charles I. Clough, Jr.	Partner, Chief Executive Officer, Portfolio Manager	Not Applicable	Not Applicable
James E. Canty	Partner, Chief Financial Officer, Portfolio Manager	Not Applicable	Not Applicable
Eric A. Brock	Partner, Portfolio Manager	Not Applicable	Not Applicable
Daniel J. Gillis	Chief Compliance Officer	Not Applicable	Not Applicable

* The principal business address for each of the Clough Capital Partners LP representatives is: One Post Office Square, 40th Floor, Boston, Massachusetts 02109.

GNI CAPITAL, INC.

Name*	Position with GNI Capital, Inc.	Other Business Connections	Type of Business
Charles Norton	Principal, Portfolio Manager	Not Applicable	Not Applicable
Allen Gillespie	Principal, Portfolio Manager	Principal, Elliott Davis Brokerage Services, LLC	Financial Services
Philip Brice	Principal	Principal, Elliott Davis Investment Advisors	Financial Services
Ken Vilcheck	Principal	Principal, Elliott Davis Investment Advisors	Financial Services
Philip Thomas	Chief Compliance Officer	Counsel, Banking and Financial Services Group,Garrity, Graham, Murphy, Garofalo & Flinn P.C.	Law Firm

*The principal business address for each of the GNI Capital representatives is: 124 Verdae Blvd., Suite 504, Greenville, SC  29607

Item 27.                             Principal Underwriter.

(a)  ALPS Distributors, Inc. acts as the distributor for the Registrant and the following investment companies: AARP Funds,  ALPS ETF Trust, ALPS Variable Insurance Trust, Ameristock Mutual Fund, Inc., AQR Funds, BLDRS Index Fund Trust, Campbell Multi-Strategy Trust, Cook & Bynum Funds Trust, CornerCap Group of Funds, Cullen Funds, DIAMONDS Trust, EGA Global Shares Trust , Financial Investors Variable Insurance Trust, Firsthand Funds, Forward Funds, Grail Advisors ETF Trust, Heartland Group, Inc., Henssler Funds, Inc., Holland Balanced Fund, IndexIQ Trust, Index IQ ETF Trust,  Laudus Trust, Milestone Funds, MTB Group of Funds, Pax World Funds, PowerShares QQQ 100 Trust Series 1, SPDR Trust, MidCap SPDR Trust, Select Sector SPDR Trust, State Street Institutional Investment Trust, Stonebridge

Funds, Inc., Stone Harbor Investment Funds, TDX Independence Funds, Inc., W. P. Stewart Funds, Wasatch Funds, WesMark Funds, Westcore Trust, Williams Capital Liquid Assets Fund, and WisdomTree Trust.

(b)         To the best of Registrant’s knowledge, the directors and executive officers of ALPS Distributors, Inc. are as follows:

Name*	Positions with Underwriter	Positions with Fund

Thomas A. Carter	President	None

Edmund J. Burke	Director	Trustee, Chairman and President

Jeremy O. May	Director	Treasurer

Spencer P. Hoffman	Director	None

Richard Hetzer	Executive Vice President	None

John C. Donaldson	Executive Vice President, Chief Financial Officer	None

Diana M. Adams	Vice President, Controller, Treasurer	None

Robert J. Szydlowski	Vice President, Chief Technology Officer	None

Tané T. Tyler	Vice President, General Counsel, Secretary	None

Brad Swenson	Vice President, Chief Compliance Officer	None

Kevin J. Ireland	Vice President, Director of Institutional Sales	None

Mark R. Kiniry	Vice President, National Sales Director-Investments	None

* The principal business address for each of the above directors and executive officers is:  1290 Broadway, Suite 1100, Denver, Colorado 80203.

(c)                   Not applicable.

Item 28.                             Location of Accounts and Records.

All accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940, as amended, and the rules thereunder are maintained at the following offices: (1) ALPS Distributors, Inc., 1290 Broadway, Suite 1100, Denver, Colorado 80203; (2) SSgA Funds Management, Inc., State Street Financial Center, One Lincoln Street, Boston, Massachusetts 02111; (3) ALPS Advisors, Inc., 1290 Broadway, Suite 1100, Denver, Colorado 80203; (4) Red Rocks Capital LLC, 603 Park Point Drive, Suite 200, Golden, Colorado 80401; (5) Wellington Management Company, LLP, 75 State Street, Boston, Massachusetts 02109; (6) Clough Capital Partners LP, One Post Office Square, 40th Floor, Boston, Massachusetts 02109; and (7) GNI Capital, Inc. 124 Verdae Blvd., Suite 504, Greenville, SC  29607.

Item 29.                             Management Services.

Not applicable.

Item 30.                             Undertakings.

Not applicable.

Exhibit List

Exhibit
(d)	(11)	Form of Investment Advisory Agreement between Registrant and ALPS Advisors, Inc. with respect to the ALPS/GNI Long-Short Fund.
(d)	(12)	Form of Investment Sub-Advisory Agreement among Registrant, ALPS Advisors, Inc . and GNI Capital, Inc. with respect to the ALPS/GNI Long-Short Fund.
(e)	(10)	Form of Amendment No. 2 to the Distribution Agreement dated October 1, 2007 between Registrant and ALPS Distributors, Inc. with respect to the ALPS/GNI Long-Short Fund.
(e)	(12)

Form of Selling Agreement between ALPS Distributors, Inc. and Broker/Dealer with respect to the ALPS/Red Rocks Listed Private Equity (f/k/a Listed Private Equity Fund), Activa Value, Clough China and ALPS/GNI Long-Short Funds.

(e)	(13)

Form of Shareholder Servicing Agreement between ALPS Distributors, Inc. and servicing firm with respect to the ALPS/Red Rocks Listed Private Equity (f/k/a Listed Private Equity Fund), Activa Value, Clough China and ALPS/GNI Long-Short Funds.

(e)	(15)

Form of Fund-SERV Agreement between ALPS Distributors, Inc. and servicing firm with respect to the ALPS/Red Rocks Listed Private Equity (f/k/a Listed Private Equity Fund), Activa Value, Clough China and ALPS/GNI Long-Short Funds.

(e)	(16)

Form of Trust Networking Agreement between ALPS Distributors, Inc. and servicing firm with respect to the ALPS/Red Rocks Listed Private Equity (f/k/a Listed Private Equity Fund), Activa Value, Clough China and ALPS/GNI Long-Short Funds.

(g)	(7)	Form of Amendment to Custodian Agreement between Registrant and The Bank of New York Mellon with respect to the ALPS/GNI Capital Long-Short Fund.
(g)	(8)	Form of Amendment to Foreign Custody Manager Agreement between Registrant and The Bank of New York Mellon with respect to the ALPS/GNI Capital Long-Short Fund.
(h)	(16)

Form of Amendment No.3 with respect to the ALPS/GNI Long-Short Fund to the Transfer Agency and Service Agreement between Registrant and ALPS Fund Services, Inc. with respect to the ALPS/Red Rocks Listed Private Equity (f/k/a Listed Private Equity Fund).

(h)	(28)	Form of Amendment No. 2 to the Fund Accounting and Administration Agreement between Registrant and ALPS Fund Services, Inc. with respect to the ALPS/GNI Long-Short Fund.
(h)	(37)	Form of Fee Waiver Letter Agreement between Registrant and ALPS Advisors, Inc. with respect to the ALPS/GNI Long-Short Fund.
(i)	(3)	Opinion of Davis Graham & Stubbs LLP, counsel to Registrant, dated October 13, 2009 with respect to the ALPS/GNI Long-Short Fund.

(m)	(6)	Distribution and Services Plan — ALPS/GNI Long-Short Fund, Class A.
(n)	(4)	Rule 18f-3 Plan — ALPS/GNI Long-Short Fund .
(p)	(8)	Code of Ethics for GNI Capital, Inc. as of April 20, 2009.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Post-Effective Amendment No. 43 of its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Denver, and State of Colorado, on October 13, 2009.

FINANCIAL INVESTORS TRUST
(Registrant)

By:	/s/ Edmund J. Burke
Edmund J. Burke
President

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ John R. Moran, Jr.	Trustee	October 13, 2009
John R. Moran, Jr.*

/s/ Jeremy W. Deems	Trustee	October 13, 2009
Jeremy W. Deems*

/s/ Mary K. Anstine	Trustee	October 13, 2009
Mary K. Anstine*

/s/ Jerry G. Rutledge	Trustee	October 13, 2009
Jerry G. Rutledge*

/s/ Michael “Ross” Shell	Trustee	October 13, 2009
Michael “Ross” Shell*

/s/ Edmund J. Burke	President, Trustee and Chairman	October 13, 2009
Edmund J. Burke

/s/ Jeremy O. May	Treasurer	October 13, 2009
Jeremy O. May

*                 Signature affixed by JoEllen L. Legg pursuant to a power of attorney dated August 13, 2009.